                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4920
                 ----------------------------------------------

                               WASATCH FUNDS, INC.

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR

                           SALT LAKE CITY, UTAH 84111

 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                 Copy to:

     Samuel S. Stewart, Jr.                      Michael J. Radmer, Esq.
       Wasatch Funds, Inc.                         Dorsey & Whitney LLP
150 Social Hall Avenue, 4th Floor           50 South Sixth Street, Suite 1500
   Salt Lake City, Utah 84111               Minneapolis, Minnesota 55402-1498


        Registrant's telephone number, including area code: 801.533.0777


Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2004

ITEM 1:  REPORT OF SHAREHOLDER.

                               WASATCH FUNDS, INC.

                                  P.O. BOX 2172
                            MILWAUKEE, WI 53201-2172

                              WWW.WASATCHFUNDS.COM

                                  800.551.1700

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    2

CORE GROWTH FUND ..........................................................    4
    Management Discussion .................................................    4
    Portfolio Summary .....................................................    5

GLOBAL SCIENCE & TECHNOLOGY FUND ..........................................    6
    Management Discussion .................................................    6
    Portfolio Summary .....................................................    7

INTERNATIONAL GROWTH FUND .................................................    8
    Management Discussion .................................................    8
    Portfolio Summary .....................................................    9

MICRO CAP FUND ............................................................   10
    Management Discussion .................................................   10
    Portfolio Summary .....................................................   11

MICRO CAP VALUE FUND ......................................................   12
    Management Discussion .................................................   12
    Portfolio Summary .....................................................   13

SMALL CAP GROWTH FUND .....................................................   14
    Management Discussion .................................................   14
    Portfolio Summary .....................................................   15

SMALL CAP VALUE FUND ......................................................   16
    Management Discussion .................................................   16
    Portfolio Summary .....................................................   17

ULTRA GROWTH FUND .........................................................   18
    Management Discussion .................................................   18
    Portfolio Summary .....................................................   19

WASATCH-HOISINGTON U.S. TREASURY FUND .....................................   20
    Management Discussion .................................................   20
    Portfolio Summary .....................................................   21

PORTFOLIO OF INVESTMENTS ..................................................   22

STATEMENTS OF ASSETS AND LIABILITIES ......................................   62

STATEMENTS OF OPERATIONS ..................................................   66

STATEMENTS OF CHANGES IN NET ASSETS .......................................   70

FINANCIAL HIGHLIGHTS ......................................................   74

NOTES TO FINANCIAL STATEMENTS .............................................   83

DIRECTORS AND OFFICERS ....................................................   91

PROXY VOTING POLICIES AND PROCEDURES ......................................   91

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS ...............................   92

HOW TO CONTACT WASATCH ....................................................   93

This material must be accompanied or preceded by a prospectus. Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

[PHOTO OF SAMUEL S. STEWART Jr.]

Samuel S. Stewart, Jr., PhD, CFA
Chairman of Wasatch Funds

FELLOW SHAREHOLDERS:

      The challenge in writing this letter to you was to be appropriately cautious without being overly negative. The last thing I want to do is throw cold water on the exceptional returns small cap investors garnered last year. But maybe tempering expectations with a dose of reality is not a bad thing.

      The magnitude of returns in the small cap market last year was unusual, especially since data supporting the strength of the economic recovery were mixed. Given the dramatic performance of small company stocks in 2003, it is hard to imagine that the small cap market will clear that high hurdle in 2004. What we witnessed last year may have been an enthusiastic overreaction to positive economic news following 2002, a bleak year for stocks and the economy.

      In 2003, the behavior of the stock and bond markets sent conflicting messages. Stock prices were unusually strong, a typical sign of a robust economic recovery. On the other hand, the Federal Reserve Board (Fed) did not begin raising interest rates to combat inflation as it usually does during an economic recovery. The Fed's stance seemed to indicate that inflation was not heating up and that the economy would recover at a slow pace. How these seemingly opposing views will resolve themselves in 2004 is hard to say.

      Tax cut stimulus, low interest rates and increased productivity bode well for the economy in 2004. Still, the outlook is clouded by unanswered questions including: When and by how much will the Fed raise interest rates? Will companies step up hiring or will this be a truly jobless recovery? Will the rising cost of fuel hinder economic growth? Were corporate profits being driven mostly by cost-cutting? What happens to profits when companies have wrung out all the efficiencies? Will Middle East tensions flare or cool? What will be the impact of this year's presidential race?

      While the economy is growing, this growth is not as strong as some would like. Stock prices indicate to us that many companies are a little overvalued. Slower than expected economic growth could cause stocks to trade up or down in a narrow range, posting neither significant losses nor substantial gains.

      If there is one thing I have learned in over 40 years of investing, it is that things tend to sort themselves out over time. No matter what the economy does in 2004, I believe there will be opportunities in the stock market for investors who are willing to dig deep to understand the companies they own.

      The Wasatch research team has been on the road a lot lately. In these unsettled times, we believe it is even more important to get out and kick the tires of current and prospective investments. The knowledge we gain during our company visits cannot be found in a report or by studying the big picture. It is a sense of the energy and enthusiasm that people around the world are pouring into the businesses they are building. This is the reason we are not overly negative. It is the source of our optimism despite the many challenges that exist in the global and U.S. economies.

WASATCH FUNDS

      Small company stocks as measured by the performance of the Russell 2000 Index had a record-breaking year in 2003. The Russell 2000 Index posted its best ever calendar year performance with a return of 47.25% as of December 31, 2003. The companies that drove the performance of the Russell 2000 Index were primarily those with market capitalizations less than $500 million. Many of these companies were also characterized by lack of profits, low return on equity and stock prices less than $5. These types of companies generally did not meet the quality standards of our equity Funds. For this reason, Wasatch Funds did not fully participate in the gains of the small cap market, despite producing strong positive returns over the past six months.

      In general, for the six months ended March 31, 2004, earnings growth for the companies we held was strong and was supported by solid fundamentals such as rising profits and healthy balance sheets. These are among the qualities we prize in long-term investments.

      For information about the performance and outlook of the Wasatch-Hoisington U.S. Treasury Fund, please see the management discussion and portfolio summary on pages 20 and 21.

                                                                  MARCH 31, 2004

OUTLOOK

      Although the Funds produced significant gains over the past six months, on the whole, we feel that their portfolios of investments are not overvalued and still offer upside potential.

      We will continue to be disciplined in our search for individual companies that meet our strict investment standards. In this quest, we hope that our time-tested process of intensive fundamental research that includes visiting companies and meeting with their management teams serves us well. Our efforts are completely focused on investing in companies that we believe have the potential to increase your capital over the long-term.

WORTH NOTING

      We are excited to announce the upcoming launch of the Wasatch Heritage Growth Fund on June 18, 2004. We called the Fund "Heritage Growth" because it will follow Wasatch's diligent approach to growth investing. The Fund will focus on investing in growing companies with market capitalizations between $3 billion and $20 billion. Many of these companies are ones we invested in when they were small. We believe they are still outstanding investments; they simply outgrew the market capitalization parameters of our existing Funds. As with all Wasatch Funds, the Heritage Growth Fund is designed for long-term investors.

      Please visit our web site at www.wasatchfunds.com or call 800.551.1700 for a prospectus containing more information about the Wasatch Heritage Growth Fund. You should consider the investment objectives, risks, charges and expenses carefully before investing.

      We are grateful for the opportunity to serve your investment needs and look forward to strengthening our relationship with you in the future. We will continue to follow a disciplined course for investing your assets, as we believe this is the best way we can help you achieve your long-term investment objectives.

Sincerely,

/s/ Samuel S. Stewart, Jr.
----------------------------
Samuel S. Stewart, Jr.
Chairman of the Board

CORE GROWTH FUND -- MANAGEMENT DISCUSSION                         MARCH 31, 2004

[PHOTO OF SAMUEL S. STEWART, JR.]                  [PHOTO OF JB TAYLOR]

SAMUEL S. STEWART, JR., PHD, CFA                   JB TAYLOR
PORTFOLIO MANAGER                                  PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Wasatch Core Growth Fund gained 20.14% in the six months ended March 31, 2004. The Fund's return was slightly less than the 21.69% six month return of the Russell 2000 Index, a widely used benchmark for the performance of small company stocks.

      Our philosophy is that earnings growth drives stock prices. We believe that long-term performance will take care of itself if we successfully invest in companies that consistently produce the earnings growth we seek. We are pleased to report that in the six-month period the average annual earnings growth of the Fund's holdings was above our 15% target. Overall, we feel that the companies we hold are poised to continue this solid growth. Few holdings failed to meet our growth expectations.

      Being careful not to pay too much for stocks is also an important part of our discipline. We use the Fund's trailing 12-month price-to-earnings (P/E) ratio, the price of a stock divided by its earnings per share, to help us measure whether the portfolio is over or undervalued. At the end of the period, the trailing P/E was 18.5, giving the portfolio a favorable P/E to growth rate ratio of about 1.

      Over the six-month period, the biggest contributor to the Fund's performance was the financial services sector. We were overweighted in this sector compared to the Russell 2000 Index and our holdings outperformed those of the Index. A top contributor to the Fund's performance was AmeriCredit Corp., a subprime automobile lender. AmeriCredit was one of the Fund's worst performers a year ago as it encountered a more difficult macro-environment, and continued to grow faster than its balance sheet would support. The company's management moved aggressively to restructure, strengthen the balance sheet, cut costs and improve operations. These bold maneuvers and the improving economy helped AmeriCredit get back on track.

      Fidelity National Financial, Inc. was also a significant contributor to our performance. The company has broadened its business model from a focus on title insurance to include providing processing services to banks, a move we believe will be well received by the market. Fidelity National now handles mortgage processing for nine of the 10 biggest banks in the U.S. We feel the company's more diversified business model gives it outstanding long-term growth potential.

      The consumer discretionary sector was the second biggest contributor to the Fund's six-month return. In this sector, we slightly outperformed the Russell 2000 Index due to our significant overweighting. Our consumer discretionary holdings were not up nearly as much as the Index's holdings in this sector. The biggest contributor to the Fund's performance was Copart, Inc., a provider of vehicle salvage services. Copart's stock has risen from depressed levels as the company emerged from a cyclical downturn and changed to doing business entirely via the Internet. We expect earnings growth to improve dramatically. SCP Pool Corp. was another strong performer in the consumer discretionary sector. The company continues to execute well on its plan to dominate the pool supply industry. The company is growing by taking market share, adding new product categories and acquiring smaller distributors. The biggest detractor in the consumer discretionary sector was Christopher & Banks, a women's apparel retailer. We sold our holding as we became less convinced of the uniqueness of the company's products and market positioning.

      Health care was the third largest contributor to performance led by Pediatrix Medical Group Inc., a national network of neonatalogists. Our substantial overweighting in this sector helped performance versus the Russell 2000 Index. Overall, our health care holdings did not perform quite as well as those in the Index. First Health Group Corp. and Lincare Holdings Inc. were the notable detractors from the Fund's performance.

      Materials and processing was the worst performing sector in the Fund and the biggest contributor to the Fund's under-performance of the Index. Our only holding in this sector, Cabot Microelectronics Corp., a supplier of chemicals to the semiconductor industry, suffered stock price weakness amid concerns over increased competition. We remain positive on Cabot's franchise in supplying to the semiconductor industry and continue to be bullish on the company's long-term prospects.

      As is typical, the Fund was significantly underweighted in technology compared to the Russell 2000 Index. Our holdings were down slightly, while companies in the Index, particularly those in industries where we had no holdings, were up significantly. Our focus on more stable service oriented technology companies hurt performance relative to the Index, as the more economically sensitive equipment and semiconductor companies posted the largest gains.

OUTLOOK

      It has been our experience that in times of economic uncertainty, investors gravitate toward companies with solid earnings growth and strong fundamentals. They also tend to pay more attention to value. We believe the Core Growth Fund holds stable companies with the potential to consistently produce the earnings growth we seek. We also believe that we have not overpaid for growth. We believe the quality and value of the Core Growth Fund's portfolio of companies has the potential to help you as you work toward achieving your long-term investment goals. Thank you for the opportunity to invest your assets.

CORE GROWTH FUND -- PORTFOLIO SUMMARY                             MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                  1 YEAR            5 YEARS           10 YEARS
------------------------------------------------------------------------------
WASATCH CORE GROWTH FUND          63.33%             21.09%            18.79%
------------------------------------------------------------------------------
Russell 2000 Index                63.83%              9.66%            10.44%
------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER                      COMPANY                              % OF FUND
--------------------------------------------------------------------------
RCII          RENT-A-CENTER, INC.                                    6%
              Rent-to-own store operator.

ORLY          O'REILLY AUTOMOTIVE, INC.                              4%
              Automotive parts retailer/distributor.

FNF           FIDELITY NATIONAL FINANCIAL, INC.                      4%
              Services for real estate professionals.

CPRT          COPART, INC.                                           3%
              Vehicle salvage services.

ACF           AMERICREDIT CORP.                                      3%
              Subprime automobile lender.

PDX           PEDIATRIX MEDICAL GROUP, INC.                          3%
              National network of neonatalogists.

CBH           COMMERCE BANCORP, INC.                                 3%
              Commercial banking, corporate trust and
              insurance brokerage services.

POOL          SCP POOL CORP.                                         3%
              Swimming pool supply distributor.

AGP           AMERIGROUP CORP.                                       2%
              Health care services to Medicaid recipients.

AHG           APRIA HEALTHCARE GROUP, INC.                           2%
              Home health care services.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   [PIE CHART]

FINANCIAL SERVICES                                           34.0%
CONSUMER DISCRETIONARY                                       29.0%
HEALTH CARE                                                  21.7%
PRODUCER DURABLES                                             5.7%
TECHNOLOGY                                                    4.2%
CONSUMER STAPLES                                              1.6%
FINANCIALS                                                    1.5%
UTILITIES                                                     1.0%
MATERIALS & PROCESSING                                        0.9%
AUTO & TRANSPORTATION                                         0.4%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   Date            Wasatch Core Growth Fund      Russell 2000 Index
03/31/1994                   10,000                   10,000
03/31/1995                   11,819                   10,552
03/31/1996                   16,434                   13,617
03/31/1997                   17,312                   14,312
03/31/1998                   24,720                   20,326
03/31/1999                   21,489                   17,022
03/31/2000                   26,727                   23,370
03/31/2001                   37,605                   19,788
03/31/2002                   52,915                   22,555
03/31/2003                   34,254                   16,473
03/31/2004                   55,948                   26,988

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

GLOBAL SCIENCE & TECHNOLOGY FUND -- MANAGEMENT DISCUSSION         MARCH 31, 2004

[PHOTO OF AJAY KRISHNAN]

AJAY KRISHNAN, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      In the six months ended March 31, 2004, the Global Science & Technology Fund gained 11.92% compared to a gain of 10.49% for the Russell 2000 Technology Index, the component of the Russell 2000 Index that tracks the performance of technology-related stocks, and a gain of 11.90% for the technology-laden Nasdaq Composite Index. We added the Lipper Science & Technology Index as a benchmark for the Fund. Going forward, we plan to drop the Russell 2000 Growth Index. We believe the Lipper Science & Technology Index is a better benchmark. It is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to the Fund. In the past six months, the Lipper Science & Technology Index outperformed the Fund with a gain of 13.46%.

      The stocks of very small technology and biotechnology companies did extremely well in 2003 and January 2004. This was true of markets around the world as well as markets in the United States. Investors bought more speculative stocks indicating their optimistic expectations for the recovery of global economies.

      Stock picking was the biggest driver of the Fund's performance in the six months ended March 31, 2004. The majority of companies held by the Fund made a positive contribution to performance. Despite the rise in stock prices, we believe the value of most of the Fund's holdings remains rational.

      The Fund's largest holding and the best contributor was Accredo Health, Inc., a provider of drug distribution and other services for individuals with chronic diseases. Accredo recently signed a new partnership agreement and has benefited from several new distribution contracts for recently approved drugs. The Fund's health services sector was overweighted compared to the Lipper Science & Technology Index. Our holdings led by Accredo outperformed those of the Index.

      The most heavily weighted sector in the Fund was electronic technology. Despite having over 30% of assets invested in this sector, we were underweighted compared to the hefty 52% weighting of electronic technology in the Lipper Science & Technology Index. This sector was the biggest contributor to the Fund's performance led by Monolithic System Technology, Inc., a designer of RAM-based memory architecture, and O2Micro International Ltd., a maker of semiconductors that increase power efficiency in electronic devices. However, our substantial underweighting meant this sector was the biggest contributor to the Fund's underperformance versus the Index.

      The health technology sector was the second biggest contributor to the Fund's performance. We were significantly overweighted in this sector compared to the Lipper Science & Technology Index and that helped our performance relative to the Index. Our health technology holdings were not up as much as those in the Index. One of the biggest detractors was Cyberonics, a developer of implantable medical devices. Shifting expectations over approval of its implantable device for treatment of depression caused Cyberonics' stock price to decline. In the health technology sector, the strength of our biotechnology holdings was offset by the weakness of our generic pharmaceuticals holdings.

      Cabot Microelectronics Corp., a supplier of chemicals to the semiconductor industry, was primarily responsible for the Fund's loss in the process industries sector. Cabot's stock price declined on news of changes in senior management, lowered earnings estimates and concern over the market position of the company's leading edge technology. We are closely monitoring our position in Cabot.

      We had fewer than 10% of assets invested in the technology services sector while this sector made up over 27% of the Lipper Science & Technology Index. Our technology services holdings made a positive contribution to performance, but our significant underweighting held back performance relative to the Index.

      Over the past six months, initial public offerings (IPOs) and mergers and acquisitions have increased. We invested on the IPO of Kintera, Inc., a provider of software services to non-profit organizations. Kintera was one of the Fund's best performers in the period. When Monolithic System Technology, Inc. announced that it would be acquired by Synopsys, Inc., we reduced our position and captured a profit that made a significant contribution to performance.

      The Fund was overweighted in the commercial services sector compared to the Lipper Science & Technology Index and our holdings underperformed those of the Index. The underperformance can mostly be attributed to Wireless Facilities, Inc., a provider of services to the telecommunications industry. The company's stock price came under pressure due to a distribution of shares to venture capital investors that were subsequently sold in the market. We remain confident in the company's fundamentals and long-term growth prospects.

OUTLOOK

      We feel that going into this new period the Fund's positioning is in keeping with our efforts to increase shareholders' capital over the long-term. We believe the valuation of our companies makes sense in light of their underlying fundamentals and long-term growth prospects. Barring any unforeseen events or economic setbacks, we expect earnings growth, particularly of the Fund's largest holdings, to be strong over the next several years. Our health care holdings have the potential to benefit from increased spending on health care as the result of an aging global population. However, the positive effect we expect from increased corporate spending for information technology may be dampened if interest rates rise. Despite the uncertainties that exist, we believe our intensive quantitative and qualitative research will lead us to companies that have the potential to help us achieve the long-term results we seek. Thank you for investing in the Wasatch Global Science & Technology Fund.

GLOBAL SCIENCE & TECHNOLOGY FUND -- PORTFOLIO SUMMARY             MARCH 31, 2004

                                 AVERAGE ANNUAL

                                 TOTAL RETURNS

                                                                                           SINCE INCEPTION
                                                             1 YEAR           5 YEARS         12/19/00
----------------------------------------------------------------------------------------------------------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND                     64.88%             N/A              6.41%
----------------------------------------------------------------------------------------------------------
Lipper Science & Technology Index                            53.35%             N/A            -17.14%
----------------------------------------------------------------------------------------------------------
Russell 2000 Technology Index                                71.82%             N/A            -12.25%
----------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                       49.38%             N/A             -7.65%
----------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                                    63.17%             N/A              1.09%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                            TOP 10 EQUITY HOLDINGS*

TICKER                      COMPANY                              % OF FUND
--------------------------------------------------------------------------
ACDO          ACCREDO HEALTH, INC.                                   6%
              Services for individuals with chronic diseases.

WFII          WIRELESS FACILITIES, INC.                              5%
              Telecommunications industry services.

UTSI          UTSTARCOM, INC. (China)                                4%
              Telecommunications network equipment.

CCMP          CABOT MICROELECTRONICS CORP.                           3%
              Chemicals to the semiconductor industry.

OIIM          O2MICRO INTERNATIONAL LTD.                             3%
              (Cayman Islands) Semiconductors to
              increase power efficiency.

CSGP          COSTAR GROUP, INC.                                     2%
              Information services for commercial real estate.

PLXT          PLX TECHNOLOGY, INC. Semiconductors                    2%
              to accelerate and manage data transfer.

TSM           TAIWAN SEMICONDUCTOR
              MANUFACTURING CO. LTD. ADR (Taiwan)                    2%
              Semiconductor contract manufacturer.

CECO          CAREER EDUCATION CORP.                                 2%
              Schools for post-secondary education.

ANPI          ANGIOTECH PHARMACEUTICALS, INC.                        2%
              (Canada) Medical device enhancement
              pharmaceuticals.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   [PIE CHART]

TECHNOLOGY                                               38.8%
HEALTH CARE                                              27.4%
CONSUMER DISCRETIONARY                                   12.0%
INFORMATION TECHNOLOGY                                    6.6%
PRODUCER DURABLES                                         5.6%
MATERIALS & PROCESSING                                    4.8%
UTILITIES                                                 2.3%
ENERGY                                                    1.2%
TREASURY NOTES & BONDS                                    0.7%
OTHER                                                     0.6%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             Wasatch Global Science        Lipper Science                                    Russell 2000          Russell 2000
  Date         & Technology Fund         & Technology Index   Nasdaq Composite Index       Technology Index        Growth Index
12/19/2000           10,000                     10,000                10,000                    10,000                10,000
03/31/2001            7,990                      6,403                 7,018                     6,990                 8,851
03/31/2002           11,020                      5,585                 7,061                     6,739                 9,289
03/31/2003            7,439                      3,516                 5,155                     3,789                 6,351
03/31/2004           12,265                      5,391                 7,701                     6,509                10,363

+INCEPTION: DECEMBER 19, 2000. THE LIPPER SCIENCE & TECHNOLOGY INDEX is a composite of mutual funds that invest in science and technology companies and have investment objectives similar to those of the Fund. THE RUSSELL 2000 TECHNOLOGY INDEX is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. THE NASDAQ COMPOSITE INDEX is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THESE INDEXES.

INTERNATIONAL GROWTH FUND -- MANAGEMENT DISCUSSION                MARCH 31, 2004

[PHOTO OF MIKE GERDING]

MIKE GERDING, CFA
PORTFOLIO MANAGER

SIX MONTH REVIEW

      In the six months ended March 31, 2004, the International Growth Fund gained 22.39% and the MSCI World Ex-U.S. Small-Cap Index, a widely used measure for the performance of foreign small company stocks, gained 27.96%.

      A quick overview of the macro environment shows economic growth around the globe is accelerating and interest rates are near all time lows. In local currency terms, earnings growth for companies has been strong and was better than we expected. The U.S. dollar's fall versus most currencies provided an added boost to performance.

      Optimism over the prospects for improving global economies sparked a round of enthusiastic buying of stocks that did not meet our quality standards. Part of the Fund's underperformance versus the Index over the past six months was that we were not invested in the low quality companies that were among the Index's best performers.

      As of March 31, the Fund was well diversified holding about 88 companies in 20 countries. The Fund's largest country weights were Japan, Canada, United Kingdom, Germany and Hong Kong. The Fund was also well diversified across sectors. Our most heavily weighted sectors were consumer discretionary, health care and information technology. Every sector made a positive contribution to the Fund's six-month return. Earnings growth for our holdings was strong and, despite the rise in stock prices, we still feel comfortable with the Fund's overall valuation parameters.

      Nearly 19% of the Fund's assets were invested in Japan, up from just under 15% on September 30, and we continue working to find growing small Japanese companies. Japanese holdings made the biggest contribution to the six-month return of the Fund and the MSCI World Ex-U.S. Small-Cap Index. Our underweighting in Japan hurt performance relative to the Index. Japan's economy is the strongest it has been in 10 years and was the world's best performing developed market in the last six months. One of our best performers in the period was Park24 Co. Ltd., a Japanese parking lot operator. Parking spaces are at a premium in large Japanese cities. Park24 developed a unique technology that allows the company to collect payment for individual parking spaces in a lot or on the street. We think Park24 has an outstanding growth opportunity by increasing the number of parking spaces it controls. Another one of our best performing Japanese companies and also one of our largest holdings was USS Co. Ltd., a used car auction house. On the downside, En-Japan, Inc., a Japanese Internet employment company, was one of our worst performers.

      Our underweighting versus the Index in the United Kingdom held back performance relative to the Index. However, the biggest contributor to the Fund's performance in the last six months was Cairn Energy Plc, an oil and gas company based in Edinburgh, Scotland that develops projects primarily in India and Bangladesh. Cairn's stock rose significantly on news of important discoveries made by the company. The oil and gas industry is not usually considered a growth industry but we have been able to find a couple of interesting small oil and gas businesses. We are also invested in Soco International Plc, a United Kingdom company that develops properties in Vietnam and Mongolia. We have held Cairn and Soco a long time and know their managements well. We feel their competitive advantage comes from their ability to operate in difficult environments, use of new technology and political skill.

      Canada was the third biggest contributor to the Fund's performance. One of our best performers was Home Capital Group, Inc., a fast growing Canadian mortgage lender that provides residential mortgages to populations, such as immigrants and the self-employed, that are not well served by major banks.

      Australia was a significant contributor to the Index's performance. We did not have any holdings in Australia.

      Three sectors -- materials, industrials and financials--were the biggest contributors to the Fund's underperformance of the Index. The underperformance of these sectors was primarily the result of our dramatic underweighting.

      Our largest sector weighting was consumer discretionary. We were overweighted in this sector compared to the Index, though our holdings underperformed those in the Index. Strong performance by Puma AG Rudolf Dassler Sport, a German shoe and apparel company, was offset by poor performance from Zapf Creation AG, a German doll manufacturer, and Rodriguez Group, a French yacht builder.

      The health care sector made a positive contribution to the Fund's performance. Compared to the Index, we were overweighted but our holdings underperformed. Patheon, Inc., a Canadian contract pharmaceutical manufacturer, was the notable detractor in the Fund's health care sector. Our best performing health care company was Straumann Holding AG, a Swiss manufacturer of dental implants.

      Our information technology holdings did not do as well as those in the Index, but our overweighting in this sector helped performance relative to the Index. We sold two positions that detracted from the Fund's performance. They were ACG AG, a German semiconductor-trading house, and Komplett ASA, a Norwegian computer retailer.

OUTLOOK

      For the rest of 2004, we expect the Japanese economy to continue to improve. Europe is likely to remain the world's laggard, with expected economic growth about half that expected in the U.S. We continue to be positive about the prospects for emerging markets in Asia and elsewhere.

      Our primary concern for the balance of this year is that strong economic recoveries around the world may lead to sharply higher interest rates, although the odds of this occurring are low. We believe thorough, in-depth research and a commitment to pay reasonable prices for stocks will help us build a portfolio of growing small companies from around the world that has the potential to help you in your efforts to achieve long-term investment goals. Thank you for investing in the Wasatch International Growth Fund.

INTERNATIONAL GROWTH FUND -- PORTFOLIO SUMMARY                    MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                                SINCE INCEPTION
                                                1 YEAR                   5 YEARS                    6/28/02
----------------------------------------------------------------------------------------------------------------
WASATCH INTERNATIONAL GROWTH FUND               71.43%                     N/A                      24.77%
----------------------------------------------------------------------------------------------------------------
MSCI World Ex-U.S. Small-Cap Index              85.69%                     N/A                      27.79%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER                    COMPANY                                % OF FUND
--------------------------------------------------------------------------
PUM GR        PUMA AG RUDOLF DASSLER
              SPORT (Germany)                                        3%
              Shoe and apparel manufacturer.

4732 JP       USS CO. LTD. (Japan)
              Used car auctions.                                     3%

STMN SW       STRAUMANN HOLDING AG                                   2%
              (Switzerland) Dental implants.

4666 JP       PARK24 CO. LTD. (Japan)                                2%
              Parking lot operator.

6892 JP       CITIZEN ELECTRONICS CO. LTD.                           2%
              (Japan) Maker of LED lights

CNE LN        CAIRN ENERGY PLC                                       2%
              (United Kingdom) Oil and gas developer.

VMS SP        VENTURE CORP. LTD. (Singapore)                         2%
              Electronics contract manufacturer.

HCG/B CN      HOME CAPITAL GROUP, INC.,
              CLASS B (Canada) Mortgage lender.                      2%

330 HK        ESPRIT HOLDINGS LTD. (Hong Kong)                       2%
              Apparel manufacturer/retailer.

CPW LN        CARPHONE WAREHOUSE GROUP
              PLC (United Kingdom)                                   2%
              Cell phones and telecom services retailer.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   [PIE CHART]

CONSUMER DISCRETIONARY                                       27.4%
HEALTH CARE                                                  18.7%
INFORMATION TECHNOLOGY                                       14.8%
INDUSTRIALS                                                  11.6%
OTHER                                                         7.0%
CONSUMER STAPLES                                              6.2%
TECHNOLOGY                                                    4.3%
ENERGY                                                        3.8%
FINANCIAL SERVICES                                            3.2%
UTILITIES                                                     3.0%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   Date               Wasatch International Growth Fund   MSCI World Ex.-U.S. Small-Cap Index
06/28/2002                         10,000                                10,000
06/30/2002                         10,000                                10,146
09/30/2002                          8,850                                 8,505
12/31/2002                          9,430                                 8,530
03/31/2003                          8,610                                 8,295
06/30/2003                         10,510                                10,370
09/30/2003                         12,060                                12,037
12/31/2003                         13,670                                13,802
03/31/2004                         14,760                                15,403

+INCEPTION: JUNE 28, 2002. THE MSCI WORLD EX-U.S. SMALL-CAP INDEX is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $800 million across 23 developed markets, excluding the United States. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP FUND -- MANAGEMENT DISCUSSION                           MARCH 31, 2004

[PHOTO OF ROBERT GARDINER]                               [PHOTO OF DANIEL CHACE]

ROBERT GARDINER, CFA                                     DANIEL CHACE, CFA
PORTFOLIO MANAGER                                        PORTFOLIO MANAGER

SIX MONTH REVIEW

      In the six months ended March 31, 2004, the Wasatch Micro Cap Fund gained 18.85% compared to a gain of 21.69% for the Russell 2000 Index, a widely used measure for the performance of small company stocks.

      Although many of the best performing companies in the Russell 2000 Index fell within micro cap range, we considered them to be largely speculative investments. We avoid investing in these types of companies because we are attracted to well-managed, profitable companies that have the potential to reward shareholders by increasing earnings per share. Over the past six months, the small cap market's top performers generally lacked the characteristics we prize.

      Financial services was the most heavily weighted sector in the Russell 2000 Index. It was also one of the biggest contributors to the Index's performance. The financial services sector made a positive contribution to the Fund's performance but our underweighting in this sector hurt performance relative to the Index. A big contributor to our performance was Home Capital Group, Inc., a fast growing Canadian mortgage lender that provides residential mortgages to populations, such as immigrants and the self-employed, that are not well served by major banks.

      The materials and processing sector was the second biggest contributor to the Fund's underperformance of the Index. This sector made a significant positive contribution to the Index's performance but detracted from our performance. Our underweighting in this sector also contributed to our underperformance. Cabot Microelectronics Corp., a supplier of chemicals to the semiconductor industry, was primarily responsible for the Fund's loss in this sector. Cabot's stock price declined on news of changes in senior management, lowered earnings estimates and concern over the market position of its leading edge technology.

      The Fund's best performing sector was consumer discretionary. We were overweighted in this sector compared to the Index and our holdings significantly outperformed. The Fund's largest holding at March 31 was also our biggest contributor. The stock price of Big 5 Sporting Goods Corp., a sporting goods retailer, rose as the economy improved and the company consistently increased sales and decreased debt.

      The second biggest contributor to the Fund's performance was the technology sector. We were slightly overweighted in this sector versus the Russell 2000 Index and our holdings significantly outperformed led by O2Micro International Ltd., a maker of semiconductors that increase power efficiency in electronic devices, and Monolithic System Technology, Inc., a designer of RAM-based memory architecture. O2Micro did well in the last three months of 2003 but suffered a stock price decline in the first quarter of 2004 when the company announced that earnings growth would be below expectations for the period. This did not affect our long-term view of O2Micro and we increased our position at low prices. Monolithic's stock price rose significantly on news that it would be acquired by Synopsys, Inc. and we sold the stock to capture the price gain. The Fund's technology sector also held one of the biggest detractors from our performance. Verisity Ltd., a developer of tools for electronic design automation (EDA), suffered stock price weakness due to sluggish spending on EDA software. We remain positive on Verisity's long-term growth prospects.

      Our dramatic overweighting in the health care sector helped the Fund's performance relative to the Russell 2000 Index. Health care made a positive contribution to the Fund's performance but our holdings underperformed those of the Index. Two holdings were notable detractors. Odyssey HealthCare Inc., a hospice care provider, suffered a stock price decline due to lowered earnings estimates and challenges facing the company during its rapid growth. The stock price of Cyberonics, a developer of implantable medical devices, declined due to shifting expectations over approval of its implantable device for treatment of depression.

      In addition to Monolithic, we sold two other holdings whose stock prices rose significantly after the companies announced that they would be acquired. These were Rainbow Rentals, Inc., a rent-to-own store operator, and Maxwell Shoe Co., a designer of footwear for women and children. These sales contributed to the Fund's performance.

      In the last six months, as the economic outlook improved we saw a marked increase in initial public offerings (IPOs). We participated in six IPOs in the first quarter of 2004 and continue to hold four of them in the Fund.

      Throughout the six-month period we found many opportunities to invest in quality companies at attractive prices. In addition, we took advantage of opportunities to sell some holdings. We feel these purchases and sales have upgraded the overall quality and value of the portfolio. During the first quarter, 22 new names were added to the Fund and 23 positions were sold. Our purchases allowed us to reduce the Fund's cash position from the high level of six months ago.

OUTLOOK

      We cannot say what challenges the economy or other circumstances may present to businesses over the next year and in the future. We can say that the Micro Cap Fund holds a portfolio of companies that have been carefully researched, and we believe have outstanding long-term growth prospects. Additionally, we believe their stocks are trading at reasonable prices. In our opinion, this gives the Fund a favorable profile for reward potential balanced against the risks of investing. We continue to monitor the companies we hold and look for new investments that we believe have the potential to aid your efforts to achieve long-term investment objectives. Thank you for investing in the Micro Cap Fund.

MICRO CAP FUND -- PORTFOLIO SUMMARY                               MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                 SINCE INCEPTION
                                    1 YEAR                  5 YEARS                  6/19/95
------------------------------------------------------------------------------------------------
WASATCH MICRO CAP FUND              64.92%                  32.32%                   29.38%
------------------------------------------------------------------------------------------------
Russell 2000 Index                  63.83%                   9.66%                   10.21%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

                             TOP 10 EQUITY HOLDINGS*

TICKER                      COMPANY                              % OF FUND
--------------------------------------------------------------------------
BGFV          BIG 5 SPORTING GOODS CORP.                             4%
              Sporting goods retailer.

AMSG          AMSURG CORP.                                           3%
              Outpatient surgery centers.

ICUI          ICU MEDICAL, INC.                                      3%
              Disposable connectors for intravenous therapy.

OIIM          O2MICRO INTERNATIONAL LTD.                             3%
              Semiconductors to increase power efficiency.

RECN          RESOURCES CONNECTION, INC.                             3%
              Outsourcing of professional business services.

CCMP          CABOT MICROELECTRONICS CORP.                           2%
              Chemicals to the semiconductor industry.

XLTC          EXCEL TECHNOLOGY, INC.                                 2%
              Laser systems and electro-optical components.

PLXT          PLX TECHNOLOGY, INC.                                   2%
              Semiconductors to accelerate and manage
              data transfer.

ODSY          ODYSSEY HEALTHCARE, INC.                               2%
              Hospice care provider.

AHS           AMN HEALTHCARE SERVICES, INC.                          2%
              Health care staffing.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   [PIE CHART]

HEALTH CARE                                               31.0%
CONSUMER DISCRETIONARY                                    25.6%
TECHNOLOGY                                                20.0%
FINANCIAL SERVICES                                         9.9%
PRODUCER DURABLES                                          5.2%
MATERIALS & PROCESSING                                     3.7%
AUTO & TRANSPORTATION                                      3.0%
INFORMATION TECHNOLOGY                                     0.9%
ENERGY                                                     0.6%
UTILITIES                                                  0.1%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

  Date                    Wasatch Micro Cap Fund            Russell 2000 Index
06/19/1995                         10,000                        10,000
03/31/1996                         14,850                        11,857
03/31/1997                         15,021                        12,463
03/31/1998                         25,583                        17,699
03/31/1999                         23,687                        14,821
03/31/2000                         38,856                        20,349
03/31/2001                         47,700                        17,230
03/31/2002                         72,254                        19,639
03/31/2003                         58,250                        14,343
03/31/2004                         96,066                        23,499

+INCEPTION: JUNE 19, 1995. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

MICRO CAP VALUE FUND -- MANAGEMENT DISCUSSION                     MARCH 31, 2004

[PHOTO OF ROBERT GARDINER]    [PHOTO OF JOHN MALOOLY]   [PHOTO OF BRIAN BYTHROW]

ROBERT GARDINER, CFA          JOHN MALOOLY, CFA         BRIAN BYTHROW, CFA
PORTFOLIO MANAGER             PORTFOLIO MANAGER         PORTFOLIO MANAGER

SIX MONTH REVIEW

      The Micro Cap Value Fund gained 30.24% in the six months ended March 31, 2004. The Fund's return was better than the 21.69% gain of the Russell 2000 Index, a widely used measure for the performance of small company stocks.

      The stocks of small and micro cap companies were the market's best performers over the past year as investors were attracted to this segment of the market. Many companies held by the Fund performed even better in the six month period as they were discovered by investors and enjoyed strong stock price appreciation.

      While we are pleased with the Fund's performance, our outlook has become more cautious. We believe that investor's willingness to take risks may have peaked. Over much of the last year, investors were willing to take risks by investing in the smallest companies with little regard for profitability or earnings growth. The sentiment favoring these types of investments faded in February and March. Additionally, while underlying businesses and end markets improved over the last year, stock price appreciation outstripped this progress. Investors' expectations for continued earnings growth increases are high. They are scrutinizing earnings more closely and are likely to sell companies that do not measure up. This may cause them to gravitate toward better quality companies with more predictable earnings.

      In the last six months, the Fund's performance was driven by our stock selection as many of our holdings gained a following among investors and benefited from stock price appreciation. The Fund's strong performance relative to the Index was in spite of being underweighted in many sectors and while holding substantial cash. None of our holdings significantly detracted from performance.

      Throughout the six-month period and since the Fund's inception in July, we bought and sold quite a few stocks as we sought to invest the Fund's assets and capture profits from companies that had reached our price targets.

      Health care was the biggest contributor to the Fund's performance. We were overweighted in health care compared to the Russell 2000 Index and our holdings outperformed those of the Index. Medical Technology Systems, Inc., a pill packaging company with high recurring revenues, made the largest contribution to our performance. Enpath Medical, Inc., a manufacturer of advanced vascular delivery products, also made a strong contribution. On the downside, Cyberonics, a developer of implantable medical devices, suffered a stock price decline.

      Our financial services holdings dramatically outperformed those in the Index. Two holdings were especially noteworthy. Home Capital Group, Inc. is a fast growing Canadian mortgage lender that provides residential mortgages to populations, such as immigrants and the self-employed, that are not well served by major banks. Wilshire State Bank is a regional bank that serves Korean and Hispanic populations and is enjoying a period of strong earnings growth.

      Technology was also a big contributor to the Fund's performance. We were slightly overweighted in this sector and our holdings significantly outperformed those of the Index. Monolithic System Technology, Inc., a designer of RAM-based memory architecture, was the biggest contributor in this sector. Monolithic's stock price rose significantly on news that it would be acquired at a premium by Synopsys, Inc., and we sold our position to capture a profit.

      The Fund also benefited from the strong performance of our holdings in the consumer discretionary sector. Most of our retail and business services companies had solid returns in the period. Big 5 Sporting Goods Corp., a sporting goods retailer, was the best contributor to performance from this sector. Big 5's stock price appreciated as the economy improved and the company consistently increased sales and decreased debt. We sold Rainbow Rentals, Inc., a rent-to-own store operator, at a profit after the company announced that it would be acquired at a premium price. Two of the Fund's worst performers were Mothers Work, Inc., a maternity wear retailer, and Whitehall Jewellers, Inc., a fine jewelry retailer. We sold Mothers Work but continue to hold White-hall Jewellers because we think it is a good value.

      The materials and processing sector was the biggest detractor from the Fund's performance relative to the Index. Our holdings were down slightly while those of the Index were up significantly.

      Micro cap companies in other countries are often better values than similar U.S. companies. We have found significant opportunities with the help of Wasatch's international team. Examples are Home Capital Group mentioned earlier, BW Technologies Ltd., a Canadian maker of handheld gas detectors for commercial use, and CoolBrands International, Inc., a Canadian ice cream manufacturer that makes Weight-watchers and Atkins frozen treats. We believe the company's acquisition of the Whole Fruit, Godiva and Dreamery brands and a portion of Nestle's distribution network from the Nestle and Dreyer's merger gives CoolBrands outstanding long-term growth potential.

OUTLOOK

      As of March 31, the Fund's cash position was higher than we would like. Ideally, we want the Fund to be fully invested. This has been a challenge in the current environment as the good values of last year are not as plentiful and as our outlook has become more cautious. We are choosing to be patient and invest the cash in companies we like at lower prices. We believe our hands-on research process will help us identify undervalued micro cap companies with the potential to make a positive contribution to your efforts to achieve long-term investment objectives. We appreciate your investment in the Wasatch Micro Cap Value Fund.

MICRO CAP VALUE FUND -- PORTFOLIO SUMMARY                         MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                           SINCE INCEPTION
                                              1 YEAR                5 YEARS                   7/28/03(1)
----------------------------------------------------------------------------------------------------------
WASATCH MICRO CAP VALUE FUND                   N/A                    N/A                      36.10%
----------------------------------------------------------------------------------------------------------
Russell 2000 Index                             N/A                    N/A                      25.53%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

(1)Returns less than a year are not annualized.

                             TOP 10 EQUITY HOLDINGS*

TICKER                    COMPANY                                % OF FUND
--------------------------------------------------------------------------
BWT CN        BW TECHNOLOGIES LTD. (Canada)                          3%
              Handheld gas detectors for commercial use.

NPTH          ENPATH MEDICAL, INC.                                   3%
              Advanced vascular delivery products.

LGVN          LOGICVISION, INC.                                      3%
              Embedded test technology for complex
              semiconductors.

WSBK          WILSHIRE STATE BANK                                    2%
              Regional bank.

MPP           MEDICAL TECHNOLOGY SYSTEMS, INC.                       2%
              Pill packaging company.

PLXT          PLX TECHNOLOGY, INC.                                   2%
              Semiconductors to accelerate and
              manage data transfer.

HCG/B CN      HOME CAPITAL GROUP, INC.,
              CLASS B (Canada) Mortgage lender.                      2%

SAXN          SAXON CAPITAL, INC.                                    2%
              Subprime mortgage lender.

XMP GR        MACROPORE BIOSURGERY, INC.                             2%
              Bioresorbable polymer implants.

ICUI          ICU MEDICAL, INC.                                      2%
              Disposable connectors for intravenous therapy.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                   [PIE CHART]

HEALTH CARE                                               25.3%
FINANCIAL SERVICES                                        20.4%
TECHNOLOGY                                                19.1%
CONSUMER DISCRETIONARY                                    15.7%
PRODUCER DURABLES                                          9.8%
OTHER                                                      3.1%
INDUSTRIALS                                                2.1%
AUTO & TRANSPORTATION                                      2.0%
INFORMATION TECHNOLOGY                                     1.3%
ENERGY                                                     1.2%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   Date                Wasatch Micro Cap Value Fund            Russell 2000 Index
07/28/2003                         10,000                           10,000
07/31/2003                         10,000                           10,049
08/31/2003                         10,250                           10,510
09/30/2003                         10,450                           10,316
10/31/2003                         11,250                           11,182
11/30/2003                         11,700                           11,579
12/31/2003                         12,059                           11,814
01/31/2004                         13,010                           12,327
02/29/2004                         13,410                           12,437
03/31/2004                         13,610                           12,553

+INCEPTION: JULY 28, 2003. THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP GROWTH FUND -- MANAGEMENT DISCUSSION                    MARCH 31, 2004

[PHOTO OF JEFF CARDON]

Jeff Cardon, CFA
Portfolio Manager

SIX MONTH REVIEW

     The Wasatch Small Cap Growth Fund gained 11.90% in the six months ended March 31, 2004. Despite generating a positive return, the Fund under-performed the Russell 2000 Index, a widely used measure for the performance of small company stocks, which gained 21.69%.

     The Fund's underperformance of the Russell 2000 Index over the past six months was a little surprising to us given that the majority of companies held by the Fund produced strong earnings growth throughout the year. During the past four quarters, the earnings growth of the Fund's holdings was over 21%, while the Russell 2000 Index's weighted median earnings growth was 14.6%. At March 31, the price-to-earnings (P/E) ratio, which is the price of a stock divided by its earnings per share, of our portfolio was 27. While our P/E is a little high compared to history, it is lower than the Russell 2000 Index's P/E of 32. In addition, lower interest rates and higher than normal earnings growth should support a slightly higher P/E ratio.

     It is worth noting that lower quality stocks drove the performance of the Russell 2000 Index over the past year. In fact, the Index's best performers included the smallest companies with market capitalizations of less than $500 million, companies with no profits and companies with stock prices of less than $5. We typically do not invest in these types of companies because they do not meet our standards for quality or growth.

     Over the past six months, the biggest contributors to the Fund's underperformance of the Index were the financial services, materials and processing, and producer durables sectors. Our underweighting in these sectors held back performance relative to the Russell 2000 Index. However, the financial services and producer durables sectors made a positive contribution to the Fund's performance.

     The materials and processing sector detracted from the Fund's performance but made a positive contribution to the Index's performance. Cabot Microelectronics Corp., a supplier of chemicals to the semiconductor industry, was primarily responsible for the Fund's loss in this sector. Cabot suffered a stock price decline due to changes in senior management, lowered earnings estimates and concern over the market position of the company's next generation technology. We believe Cabot has an exciting future delivering technology solutions to the semiconductor industry.

     Our health care holdings made the biggest contribution to the Fund's performance led by Inveresk Research Group, Inc., a contract research organization that provides pre-clinical and clinical services to pharmaceutical and biotechnology clients. We were dramatically overweighted in health care compared to the Index. Despite their positive contribution to the Fund's performance, our holdings underperformed those of the Index. Our biggest detractor was Odyssey HealthCare, Inc., a hospice care provider. The company's stock price has been quite volatile due to worries about Medicare reimbursement and a reduction in growth expectations in 2004. We still believe Odyssey is a high quality health care provider with an exciting future.

     The Fund was also overweighted compared to the Index in the consumer discretionary sector. This sector made the second biggest contribution to the Fund's performance. While our holdings produced a positive return, they were not up as much as those in the Index. One of the Fund's best performers was Resources Connection, Inc., an outsource provider of professional business services. The company has benefited from increasing demand for business consulting, particularly from publicly traded companies that must comply with the Sarbanes-Oxley Act. Another strong performer was Chico's FAS, Inc., a women's apparel retailer that has done well throughout the economic downturn. Chico's strong performance was somewhat offset by the decline suffered by Christopher & Banks Corp., which also sells women's clothing. We have sold our position in Christopher & Banks due to rapid deceleration in customer demand.

     A year ago we had an overweight position in technology. During the past 12 months we have decreased our weighting so it is nearly equal to that of the Index. Our holdings made a positive contribution to performance but were not up as much as those in the Index. Integrated Circuit Systems, Inc., a maker of timing devices for electronic systems, and Verisity Ltd., a developer of tools for electronic design automation, suffered stock price declines that hurt the performance of the Fund's technology sector. We remain positive on the long-term growth prospects of these companies.

     Over the past few months we have seen an increase in initial public offerings and mergers and acquisitions. The Fund benefited from several holdings that are in the process of being acquired. We sold our position in Monolithic System Technology, Inc., a designer of RAM-based memory architecture, when they announced they were being taken over by Synopsys, Inc. SICOR was taken over during the period by Teva Pharmaceuticals, and ILEX Oncology, Inc. is in discussions to be acquired by Genzyme Corp.

OUTLOOK

     The Small Cap Growth Fund's investment philosophy is to invest in high quality growth companies. Over the past 10 years, we have had a great run of performance, but in the last six months we faced a period of weaker performance relative to the small cap market. We are committed to working as hard as we can to deliver the kind of performance you expect of us. We think the best thing we can do to meet your expectations is to continue to pursue our long run strategy of finding and investing in great growth companies. Thank you for investing in the Wasatch Small Cap Growth Fund. We look forward to helping you meet your financial goals and appreciate the trust you have put in Wasatch.

SMALL CAP GROWTH FUND -- PORTFOLIO SUMMARY                        MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                       1 YEAR         5 YEARS      10 YEARS
---------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND          48.06%         18.02%        15.44%
---------------------------------------------------------------------------
Russell 2000 Index                     63.83%          9.66%        10.44%
---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER             COMPANY                % OF FUND
---------------------------------------------------
ORLY     O'REILLY AUTOMOTIVE, INC.            5%
         Automotive parts
         retailer/distributor.

TECH     TECHNE CORP.                         3%
         Complex, disposable research
         kits for biotech.

AMSG     AMSURG CORP.                         3%
         Outpatient surgery centers.

CCMP     CABOT MICROELECTRONICS CORP.         3%
         Chemicals to the semiconductor
         industry.

KNGT     KNIGHT TRANSPORTATION, INC.          2%
         Long haul trucking and logistic
         services.

ACDO     ACCREDO HEALTH, INC.                 2%
         Services for individuals with
         chronic diseases.

YCC      YANKEE CANDLE CO., INC.              2%
         Scented candle manufacturer.

TARO     TARO PHARMACEUTICALS INDUSTRIES      2%
         LTD.
         Topical corticosteroids and
         antifungal creams.

DLTR     DOLLAR TREE STORES, INC.             2%
         Dollar discount store operator.

IRGI     INVERESK RESEARCH GROUP, INC.        2%
         Drug development research
         services.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

HEALTH CARE                       32.0%
CONSUMER DISCRETIONARY            27.5%
TECHNOLOGY                        16.6%
FINANCIAL SERVICES                 8.2%
AUTO & TRANSPORTATION              4.4%
MATERIALS & PROCESSING             3.7%
PRODUCER DURABLES                  3.6%
UTILITIES                          2.3%
INDUSTRIALS                        1.0%
OTHER                              0.7%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   Date               Wasatch Small Cap Growth Fund        Russell 2000 Index
03/31/1994                         10,000                        10,000
03/31/1995                         11,325                        10,552
03/31/1996                         14,260                        13,617
03/31/1997                         13,521                        14,312
03/31/1998                         19,347                        20,326
03/31/1999                         18,348                        17,022
03/31/2000                         27,545                        23,370
03/31/2001                         28,240                        19,788
03/31/2002                         37,766                        22,555
03/31/2003                         28,378                        16,473
03/31/2004                         42,016                        26,988

THE RUSSELL 2000 INDEX is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

SMALL CAP VALUE FUND -- MANAGEMENT DISCUSSION                     MARCH 31, 2004

[PHOTO OF JIM LARKINS]

Jim Larkins, MBA
Portfolio Manager

[PHOTO OF JOHN MAZANEC]

John Mazanec, MBA
Portfolio Manager

SIX MONTH REVIEW

     The Small Cap Value Fund gained 27.09% in the six months ended March 31, 2004 and outperformed the Russell 2000 Value Index, a widely used measure for the performance of value-oriented small company stocks, which gained 24.42%.

     We are pleased with the Fund's results over the past six months but would caution that these returns are unusual given how rapidly stock prices reflected optimistic expectations for the economic recovery. While we are not negative on the prospects for the economy and do not foresee any impending disasters, we do not see an environment that can sustain gains of this magnitude.

     In February and March, investors seemed to take a more realistic view of the value of certain small companies. They abandoned speculative investments in very small, profitless companies and stock prices generally declined before finishing the period on a strong note. In the last three months of 2003, the Small Cap Value Fund's performance was slightly weaker than that of the Index. However, our performance was significantly stronger than that of the Index in the first three months of 2004 when very small, fundamentally weak companies suffered a sell off and undervalued companies with solid fundamentals like those in which the Fund invests saw their stock prices rise.

     The Fund's performance over the past six months was broad based but also benefited from careful stock picking, particularly in the financial services sector. This sector was by far the biggest contributor to the Fund's performance. Overall, our financial services holdings dramatically outperformed those of the Russell 2000 Value Index. Four out of our top five contributors were financial services companies. Real estate investment trusts (REITs) and mortgage lenders did especially well. We were gratified to be rewarded for our years of research into these types of businesses.

     The Fund's biggest contributor was Saxon Capital, Inc., a subprime mortgage lender, which is converting to a REIT structure. We think this is a sound strategic move as it will significantly improve Saxon's earnings stability and provide a dividend to shareholders. Also among the Fund's top contributors were Friedman, Billings, Ramsey Group, Inc., a mortgage REIT with an investment banking subsidiary, Commercial Capital Bancorp, Inc., a regional bank focused on multi-family lending, and Accredited Home Lenders Holding Co., a subprime mortgage lender similar to Saxon.

     The consumer discretionary sector was the next biggest contributor to the Fund's performance. We were overweight in this sector compared to the Russell 2000 Value Index. However, despite their positive contribution to the Fund's performance, our holdings did not do as well as those of the Index. The biggest detractors in this sector were two jewelry retailers, Whitehall Jewellers, Inc. and Friedman's, Inc., and Action Performance Companies, Inc., a producer of motor-sports collectibles and consumer products. The stock price of Action Performance declined due to inventory and production issues. We are closely monitoring the company's progress toward resolving these issues. We have sold Friedman's but remain positive on the long-term outlook for Whitehall.

     Two of the Fund's retail holdings performed well. As consumers became more optimistic about the economy, business picked up at Big 5 Sporting Goods Corp., a sporting goods retailer, and MarineMax, Inc. a boating retailer. We have been taking profits by reducing our positions in these names.

     In the consumer staples sector, the Fund's weighting was nearly equal to that of the Russell 2000 Value Index. The Fund outperformed the Index on the strength of NBTY, Inc., a distributor of nutritional supplements. NBTY recently acquired Rexall gaining a strong position in the wholesale market along with prominent shelf space. We think NBTY has growth potential as competitors are struggling and vitamin consumption is increasing with the aging of the American population.

     The Fund was overweight in the health care sector compared to the Index. Our holdings outperformed those of the Index led by Chattem, Inc., a maker of health-related consumer products. We invested in Chattem as a "fallen angel," which we define as a company with a history of solid growth that has "hit a bump in the road." Chattem's bump was increased competition and legal issues involving a dieting product. We felt the company's good cash flow and stable products merited trying to understand the risks and potential rewards of investing. Since we initiated a position, the company has benefited from developing new products, resolving legal issues and restructuring debt.

     The materials and processing sector was the biggest detractor to the Fund's performance versus the Index due to our underweight position and the underperformance of our holdings. The stock that detracted the most was Mobile Mini, Inc., a company that leases portable offices and storage containers. Mobile Mini struggled due to the slow recovery of the commercial construction market and cost overruns for refurbished containers.

OUTLOOK

     While it may be quite some time before we see returns similar to those achieved over the past six months, we are confident that we will find many opportunities to invest in undervalued small companies. We think our knowledge of the small cap market puts us in a good position to recognize companies that have stumbled due to short-term issues. With careful research we think we can identify fallen angels that have the potential to be rewarding long-term investments. We look forward to working with you as you strive to achieve your long-term investment objectives. Thank you for investing in the Wasatch Small Cap Value Fund.

SMALL CAP VALUE FUND -- PORTFOLIO SUMMARY                         MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                 SINCE INCEPTION
                                       1 YEAR        5 YEARS        12/17/97
--------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND           79.02%         28.74%         21.75%
--------------------------------------------------------------------------------
Russell 2000 Value Index               64.48%         16.14%         10.03%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER                COMPANY                         % OF FUND
---------------------------------------------------------------
SAXN     SAXON CAPITAL, INC.                             3%
         Subprime mortgage lender.

NTY      NBTY, INC.                                      3%
         Nutritional supplements
         manufacturer/retailer.

GISX     GLOBAL IMAGING SYSTEMS, INC.                    2%
         Office imaging equipment sales
         and service.

NCT      NEWCASTLE INVESTMENT CORP.                      2%
         Real estate REIT.

HBG      HUB INTERNATIONAL LTD.                          2%
         Insurance brokerage services.

LAD      LITHIA MOTORS, INC., CLASS A                    2%
         Automotive franchiser/retailer.

MINI     MOBILE MINI, INC.                               2%
         Leases portable office and storage
         units.

KEYS     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.            2%
         Aftermarket auto replacement parts.

ACF      AMERICREDIT CORP.                               2%
         Subprime automobile lender.

CMRG     CASUAL MALE RETAIL GROUP, INC.                  2%
         Big and tall clothing retailer.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

FINANCIAL SERVICES                  36.6%
CONSUMER DISCRETIONARY              30.5%
HEALTH CARE                          7.3%
PRODUCER DURABLES                    6.4%
AUTO & TRANSPORTATION                5.5%
TECHNOLOGY                           3.9%
MATERIALS & PROCESSING               3.0%
CONSUMER STAPLES                     2.8%
OTHER                                2.5%
ENERGY                               1.5%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   Date                Wasatch Small Cap Value Fund     Russell 2000 Value Index
12/17/1997                         10,000                        10,000
03/31/1998                         11,650                        11,076
03/31/1999                          9,750                         8,636
03/31/2000                         15,986                         9,780
03/31/2001                         19,331                        11,683
03/31/2002                         27,539                        14,457
03/31/2003                         19,260                        11,092
03/31/2004                         34,479                        18,244

+INCEPTION: DECEMBER 17, 1997. THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. YOU CANNOT INVEST IN THE INDEX.

ULTRA GROWTH FUND -- MANAGEMENT DISCUSSION                        MARCH 31, 2004

[PHOTO OF KAREY BARKER]

Karey Barker, CFA
Portfolio Manager

[PHOTO OF AJAY KRISHNAN]

Ajay Krishnan, CFA
Portfolio Manager

SIX MONTH REVIEW

     The Ultra Growth Fund gained 12.28% in the six months ended March 31, 2004. Over the same period, the Russell 2000 Growth Index, a widely used measure for the performance of growth-oriented small company stocks, gained 18.97%.

     Despite the Fund's positive returns over the past six months, it underperformed the Russell 2000 Growth Index. In late 2003, we moved to a more conservative stance by reducing our exposure to technology and increasing our exposure to health care. The best performing companies in the Russell 2000 Growth Index we considered to be speculative issues. The Fund was not invested in these types of companies because they lack earnings and the quality characteristics we demand.

     In the last six months, the consumer discretionary, materials and processing, producer durables and financial services sectors were the biggest contributors to the Fund's underperformance versus the Russell 2000 Growth Index. As is typical, the Fund was underweighted in most of these sectors and overweighted in the health care and technology sectors.

     Our consumer discretionary sector made a positive contribution to performance, but was the biggest detractor to performance versus the Index. We were underweighted in this sector and our holdings underperformed. Christopher & Banks Corp., a women's apparel retailer, was the biggest detractor in this sector. We sold our position over concerns about declining sales. Wireless Facilities, Inc., a provider of services to the telecommunications industry, suffered a stock price decline. The company's fundamentals support our positive long-term growth outlook and we have been adding to our position at attractive prices. On the positive side, Career Education Corp., an operator of schools for post-secondary education, made a strong contribution to performance.

     The materials and processing sector was the second biggest contributor to the Fund's underperformance of the Index. We were slightly overweighted and, while this sector made a positive contribution to the Index's performance, it detracted from the Fund's performance. Cabot Microelectronics Corp., a supplier of chemicals to the semiconductor industry, was primarily responsible for our underperformance. Cabot's stock price declined on news of changes in senior management, lowered earnings estimates and concern over the market position of the company's leading edge technology. We will be closely monitoring our position in Cabot.

     The Fund was substantially overweighted in health care compared to the Index. This sector was the biggest positive contributor to the Fund's performance. Overall, our health care holdings were not as strong as those in the Index, but a couple of large holdings did well. Our largest holding, Accredo Health, Inc., a provider of drug distribution and other services for individuals with chronic diseases, made the best contribution to performance. Accredo signed a new partnership agreement and has benefited from several new distribution contracts for recently approved drugs. We have been selling some shares to keep our position at a reasonable size. Odyssey HealthCare, Inc. was the biggest detractor to the Fund's performance. The hospice care provider's stock price declined due to lowered earnings estimates and concerns over future Medicare reimbursement.

     Technology was the second biggest contributor to our performance. Usually, we are substantially overweighted in technology compared to the Russell 2000 Growth Index. Over the past six months, however, we were only slightly overweighted as we had reduced our holdings due to the rise in technology stock prices during 2003. Overall, our technology holdings did not do as well as those in the Index. Verisity Ltd., a developer of tools for electronic design automation (EDA), hurt performance as the company suffered a stock price decline due to sluggish spending on EDA software. We remain positive on Verisity's long-term growth prospects. UTStarcom, Inc., a provider of communications equipment to operators of telecommunications networks primarily in China, fell victim to concerns regarding China's economy, the company's current wireless business and their ability to compete in the next generation of wireless technologies. We believe UTStarcom is well positioned in its current markets and is actively developing new technology to compete in upcoming years. The company's stock appears inexpensive compared to its long-term growth potential and we have been using the price weakness to increase our position.

     Initial public offerings (IPOs) and mergers and acquisitions increased over the past six months. We invested on the IPO of Kintera, Inc., a provider of software services to nonprofit organizations. Shortly thereafter, we were rewarded as Kintera was a big contributor to performance in the period. We sold Monolithic System Technology, Inc., a designer of RAM-based memory architecture, at a nice profit when the company announced its pending acquisition by Synopsys, Inc. The Fund also profited by selling ILEX Oncology, Inc. when they announced plans to be acquired by Genzyme Corp.

OUTLOOK

     Although technology stock prices are still above historical norms, they seem more rational to us since their decline in February and March. The earnings growth of technology companies is also improving. We continue to see interesting opportunities in health care at reasonable prices. We think there will be opportunities for stock pickers who are willing to work hard to understand companies. We believe Wasatch has such a team of stock pickers. We continually strive to invest in fast growing companies that we believe have the potential to help you as you work toward your long-term investment objectives. We appreciate your investment in the Wasatch Ultra Growth Fund.

ULTRA GROWTH FUND -- PORTFOLIO SUMMARY                            MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                       1 YEAR         5 YEARS      10 YEARS
---------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND              58.98%         17.74%        17.05%
---------------------------------------------------------------------------
Russell 2000 Growth Index              63.17%          2.31%         6.45%
---------------------------------------------------------------------------
Russell 2500 Growth Index              59.47%          5.17%         8.94%
---------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

                             TOP 10 EQUITY HOLDINGS*

TICKER                      COMPANY                         % OF FUND
---------------------------------------------------------------------
ACDO      ACCREDO HEALTH, INC.                                 9%
          Services for individuals with chronic
          diseases.

CECO      CAREER EDUCATION CORP.                               5%
          Schools for post-secondary education.

UTSI      UTSTARCOM, INC.                                      4%
          Telecommunications network equipment.

WFII      WIRELESS FACILITIES, INC.                            4%
          Telecommunications industry services.

CCMP      CABOT MICROELECTRONICS CORP.                         3%
          Chemicals to the semiconductor industry.

USPI      UNITED SURGICAL PARTNERS INTERNATIONAL, LTD.         3%
          Short-stay surgical centers.

OIIM      O2MICRO INTERNATIONAL LTD.                           3%
          Semiconductors to increase power efficiency.

ODSY      ODYSSEY HEALTHCARE, INC.                             3%
          Hospice care provider.

AMHC      AMERICAN HEALTHWAYS, INC.                            3%
          Disease management services.

AMSG      AMSURG CORP.                                         2%
          Outpatient surgery centers.

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               SECTOR BREAKDOWN**

                                  [PIE CHART]

HEALTH CARE                         35.9%
TECHNOLOGY                          24.3%
CONSUMER DISCRETIONARY              23.2%
FINANCIAL SERVICES                   6.0%
MATERIALS & PROCESSING               5.1%
UTILITIES                            2.1%
PRODUCER DURABLES                    1.9%
TREASURY NOTES & BONDS               0.9%
AUTO & TRANSPORTATION                0.5%
OTHER                                0.1%

**Excludes short-term investments.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

  Date         Wasatch Ultra Growth Fund           Russell 2000 Growth Index          Russell 2500 Growth Index
03/31/1994                10,000                             10,000                             10,000
03/31/1995                13,149                             10,729                             11,031
03/31/1996                18,166                             14,095                             14,533
03/31/1997                15,843                             13,275                             14,379
03/31/1998                20,747                             18,740                             19,935
03/31/1999                21,330                             16,671                             18,297
03/31/2000                28,185                             26,515                             33,106
03/31/2001                27,721                             15,959                             19,321
03/31/2002                40,360                             16,749                             20,876
03/31/2003                30,355                             11,452                             14,765
03/31/2004                48,258                             18,685                             23,545

THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. THE RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. YOU CANNOT INVEST IN THESE INDEXES.

U.S. TREASURY FUND -- MANAGEMENT DISCUSSION                       MARCH 31, 2004

[PHOTO OF VAN R. HOISINGTON]

Van R. Hoisington
Portfolio Manager

SIX MONTH REVIEW

     In the six months ended March 31, 2004, the Fund returned 5.11%, substantially outpacing the Lehman Brothers Aggregate Bond Index, which returned 2.98%. The Fund's return was achieved utilizing the highest quality debt instrument -- U.S. Treasury securities.

     The key to the Fund's performance was that we invested in long dated Treasury securities (maturities longer than 20 years) to take advantage of the decline in inflation that has occurred. Our discipline calls for us to invest in long dated Treasury bonds when the multi-year trend in inflation is downward. When the multi-year trend in inflation moves upward, we would expect to position the Fund in Treasury bills and/or other short dated Treasury securities (maturities less than five years).

     The following economic statistics support our view that the multi-year trend is one of declining inflation. The core personal consumption expenditures deflator, the most widely preferred measure of inflation, rose just 1.1% over the past 12 months, down 0.4% from a year earlier and virtually the smallest increase since 1955. At the same time, the core consumer price index increased just 1.2%, 0.5% lower than a year ago and about the slowest pace since 1966. Not surprisingly, on March 31, 2004 the 30-year Treasury bond yield was 4.77%, versus 4.81% at the end of September, and well down from the 4.88% yield at the end of March 2003. The drop in long Treasury yields meant that bond values appreciated and contributed to the Fund's return over the past six months.

OUTLOOK

     Although 59 of 60 economists in a Wall Street Journal poll expect interest rates to be higher at the end of 2004, we believe that interest rates will remain low and work irregularly lower over the next several years. Eight considerations support this view. First, a large amount of the economy's resources are unused and considerable time will be needed to put these resources to work. Capacity utilization is a depressed 76% in the U.S., and similar unused capacity is evident around the globe. In the U.S., 8.35 million people are officially unemployed, but the degree of unemployment and underemployment is even greater. There are 514,000 workers so discouraged with job opportunities that they have quit looking for work, the highest number since 1994. Another 4.7 million people are working part time because full time work is not available. Unemployment rates of 9% to 10% in Europe, and higher elsewhere, suggest unutilized resources around the world are high as well.

     Second, debt levels are so high that any increase in interest rates would knock the economy back on its heels and delay the time needed to put to work the substantial idle plant and labor capacity. In fact, total private debt was a near record $1.63 for each dollar of gross domestic product (GDP) in the final quarter of 2003. Total debt of the U.S. economy reached a record $3.04 for every dollar of GDP, exceeding the previous high of $3 set in 1933 -- a seven-decade record. Rising interest rates would make this debt burden difficult to repay.

     Third, increasing market interest rates would constrict money growth when it is already depressed. Money, as measured by M2 money supply -- overnight repurchase agreements issued by commercial banks, overnight Eurodollars, savings accounts, time deposits under $100,000 and money market mutual fund shares -- expanded only 4.3% in the last 12 months, close to a seven-year low. Simultaneously, the monetary base grew 4.8% over the past year -- the slowest since the recession year of 2001.

     Fourth, monetary policy needs to take up the slack from diminishing fiscal stimulus. The Federal deficit, as a percent of GDP, fell slightly to 4% in the final quarter of 2003. By year-end 2004, the deficit will have shrunk to around 3% to 3.5% of GDP. The reduced fiscal stimulus will bear directly on household budgets. Since the start of 2001, real wage and salary income was up by less than 1%, but real after tax personal income moved ahead 9.8% as a result of the tax cuts. However, no further tax cuts are scheduled for 2004 or 2005. The reduced fiscal stimulus will affect the corporate sector as well because substantial corporate tax cuts expire this year.

     Fifth, raising interest rates would reinforce the negative effects of higher energy prices. In the latest month, consumer fuel expenditures were about 7.9% of wage and salary income, up 1.8% from the low reached in 2001. The increase in the energy share of the consumer budget over this span was similar to the jump that preceded the start of the 2000 recession. Such fuel increases typically serve to depress economic activity. Since rising fuel prices preceded each of the last four recessions, increasing interest rates combined with the current jump in energy prices would be difficult for the economy to absorb.

     Sixth, the motor vehicle market is becoming saturated, and with few exceptions the demand for housing is all but nonexistent. Even though sales incentives increased nearly $1,000 per motor vehicle, sales fell by nearly 12% annually in the first quarter of 2004. Any rise in market interest rates would undermine vehicle and home sales. Seventh, an increase in market interest rates would push the dollar higher, reinforcing the rise that has already occurred this year. This would work against any reduction in the trade deficit. Finally, rising rates would put downward pressure on the already low inflation rate.

     For these reasons, we continue to have the Fund invested in long-dated U.S. Treasury securities. We feel this is the appropriate position for the Fund as we strive to help you in your efforts to achieve long-term investment objectives. Thank you for investing in the Wasatch-Hoisington U.S. Treasury Fund.

U.S. TREASURY FUND -- PORTFOLIO SUMMARY                           MARCH 31, 2004

                          AVERAGE ANNUAL TOTAL RETURNS

                                              1 YEAR     5 YEARS      10 YEARS
------------------------------------------------------------------------------
WASATCH-HOISINGTON U.S. TREASURY FUND          7.07%      8.08%         8.41%
------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index              5.40%      7.29%         7.54%
------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. YOU SHOULD REALIZE THAT PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT YOU WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE ADVISOR HAS ABSORBED, CURRENTLY OR IN THE PAST, CERTAIN FUND EXPENSES, WITHOUT WHICH TOTAL RETURNS WOULD HAVE BEEN LOWER. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800.551.1700 OR VISIT WWW.WASATCHFUNDS.COM.

                                TOP 10 HOLDINGS*

                                            MATURITY      % OF
HOLDING                                       DATE        FUND
--------------------------------------------------------------
U.S. TREASURY STRIP, PRINCIPAL ONLY         11/15/21       23%

U.S. TREASURY BOND, 7.50%                   11/15/24       14%

U.S. TREASURY STRIP, PRINCIPAL ONLY         11/15/27       13%

U.S. TREASURY BOND, 5.375%                   2/15/31       10%

U.S. TREASURY BOND, 6.125%                  11/15/27       10%

U.S. TREASURY BOND, 6.875%                   8/15/25        7%

U.S. TREASURY STRIP, PRINCIPAL ONLY          8/15/25        6%

U.S. TREASURY BOND, 6.75%                    8/15/26        4%

U.S. TREASURY BOND, 5.50%                    8/15/28        4%

U.S. TREASURY BOND, 6.625%                   2/15/27        4%

*Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor.

                               INVESTMENTS & CASH

                                  [PIE CHART]

TREASURY NOTES & BONDS        97.9%
SHORT-TERM INVESTMENTS         2.1%

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

   Date             Wasatch-Hoisington U.S. Treasury Fund     Lehman Bothers Aggregate Bond Index
03/31/1994                         10,000                                    10,000
03/31/1995                         10,562                                    10,499
03/31/1996                         11,352                                    11,631
03/31/1997                         11,700                                    12,203
03/31/1998                         14,275                                    13,665
03/31/1999                         15,204                                    14,552
03/31/2000                         15,599                                    14,825
03/31/2001                         17,339                                    16,682
03/31/2002                         17,277                                    17,574
03/31/2003                         20,939                                    19,628
03/31/2004                         22,419                                    20,689

THE LEHMAN BROTHERS AGGREGATE BOND INDEX covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. YOU CANNOT INVEST IN THE INDEX.

CORE GROWTH FUND -- PORTFOLIO OF INVESTMENTS

  SHARES                                                                            VALUE
--------------------------------------------------------------------------------------------
               COMMON STOCKS 97.7%

               AIR TRANSPORT 0.4%
  157,900      Expeditors International of Washington, Inc.                      $ 6,235,471
                                                                                 -----------

               BANKS 1.0%
  910,850      HDFC Bank Ltd.                                                      7,949,714
2,355,925      UTI Bank Ltd.                                                       7,975,363
                                                                                 -----------
                                                                                  15,925,077
                                                                                 -----------

               BANKS -- OUTSIDE NEW YORK CITY 5.1%
  607,370      Commerce Bancorp, Inc.                                             40,013,535
  879,425      Doral Financial Corp.                                              30,955,760
  194,750      TCF Financial Corp.                                                 9,945,883
                                                                                 -----------
                                                                                  80,915,178
                                                                                 -----------

               CHEMICALS 0.9%
  338,565      Cabot Microelectronics Corp.*                                      14,300,986
                                                                                 -----------

               COMMUNICATIONS TECHNOLOGY 1.5%
  846,625      UTStarcom, Inc.*                                                   24,348,935
                                                                                 -----------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 1.5%
  183,375      CACI International, Inc., Class A*                                  7,885,125
   91,349      Cognizant Technology Solutions Corp.*                               4,133,542
  334,375      SRA International, Inc., Class A*                                  12,351,813
                                                                                 -----------
                                                                                  24,370,480
                                                                                 -----------

               DIVERSIFIED FINANCIAL SERVICES 1.3%
  829,550      U.S.I. Holdings Corp.*                                             12,269,044
  514,750      Housing Development Finance Corporation Ltd.                        7,648,223
                                                                                 -----------
                                                                                  19,917,267
                                                                                 -----------

               EDUCATION SERVICES 0.5%
  159,275      Bright Horizons Family Solutions, Inc.*                             7,511,409
                                                                                 -----------

               ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 1.0%
  632,200      Integrated Circuit Systems, Inc.*                                  15,823,966
                                                                                 -----------

               ENTERTAINMENT 0.9%
  767,085      Movie Gallery, Inc.                                                15,027,195
                                                                                 -----------

               FINANCE COMPANIES 2.7%
  425,050      Accredited Home Lenders Holding Co.*                               16,746,970
  942,725      Saxon Capital, Inc.*                                               26,782,817
                                                                                 -----------
                                                                                  43,529,787
                                                                                 -----------

               FINANCE -- SMALL LOAN 3.0%
2,760,781      AmeriCredit Corp.*                                                 47,016,100
                                                                                 -----------

               FINANCIAL -- MISCELLANEOUS 5.4%
  517,225      Brown & Brown, Inc.                                                20,047,641
1,484,356      Fidelity National Financial, Inc.                                  58,780,498
  126,700      Triad Guaranty, Inc.*                                               6,683,425
                                                                                 -----------
                                                                                  85,511,564
                                                                                 -----------

               FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.6%
  274,000      Fair Isaac Corp.                                                    9,885,920
                                                                                 -----------

               FOOD AND DRUG RETAILING 0.4%
  250,000      Shoppers Drug Mart Corp.*                                           5,960,681
                                                                                 -----------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                                            VALUE
--------------------------------------------------------------------------------------------
               FOODS 1.2%
  489,775      NBTY, Inc.*                                                      $ 18,209,834
                                                                                ------------

               HEALTH CARE FACILITIES 4.3%
  202,400      Laboratory Corporation of America Holdings*                         7,944,200
  725,900      Pharmaceutical Product Development, Inc.*                          21,624,561
  483,100      Renal Care Group, Inc.*                                            22,106,656
  270,390      Sunrise Senior Living, Inc.*                                        9,693,482
  224,450      United Surgical Partners International, Inc.*                       7,617,833
                                                                                ------------
                                                                                  68,986,732
                                                                                ------------

               HEALTH CARE MANAGEMENT SERVICES 7.3%
  791,700      AMERIGROUP Corp.*                                                  36,180,690
1,372,220      First Health Group Corp.*                                          29,996,729
  994,761      Orthodontic Centers Of America, Inc.*                               7,858,612
  651,925      Pediatrix Medical Group, Inc.*                                     41,071,275
                                                                                ------------
                                                                                 115,107,306
                                                                                ------------

               HEALTH CARE SERVICES 6.9%
  692,350      Accredo Health, Inc.*                                              26,378,535
1,132,950      Apria Healthcare Group, Inc.*                                      33,920,523
  338,249      Express Scripts, Inc.*                                             25,229,993
  562,575      Inveresk Research Group, Inc.*                                     15,988,381
  249,000      Lincare Holdings Inc.*                                              7,823,580
                                                                                ------------
                                                                                 109,341,012
                                                                                ------------

               HOME BUILDING 5.6%
  928,550      D.R. Horton, Inc.                                                  32,898,527
  461,233      M.D.C. Holdings, Inc.                                              32,470,817
   49,493      NVR, Inc.*                                                         22,766,780
                                                                                ------------
                                                                                  88,136,124
                                                                                ------------

               HOUSEHOLD FURNISHINGS 0.2%
  109,100      Select Comfort Corp.*                                               3,010,069
                                                                                ------------

               INVESTMENT MANAGEMENT COMPANIES 2.0%
1,069,800      MCG Capital Corp.                                                  21,599,262
  319,175      SEI Investments Company                                            10,532,775
                                                                                ------------
                                                                                  32,132,037
                                                                                ------------

               LEISURE TIME 2.5%
1,068,080      SCP Pool Corp.*                                                    39,796,661
                                                                                ------------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 2.1%
  571,713      ICU Medical, Inc.*                                                 17,362,924
   95,450      Kinetic Concepts, Inc.*                                             4,280,933
  999,450      PSS World Medical, Inc.*                                           11,183,845
                                                                                ------------
                                                                                  32,827,702
                                                                                ------------

               MEDICAL SERVICES 0.6%
  273,615      Covance, Inc.*                                                      9,423,301
                                                                                ------------

  SHARES                                                                            VALUE
---------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS (REIT) 13.1%
    36,675     American Financial Realty Trust*** +                            $      609,208
   808,850     American Financial Realty Trust                                     13,710,008
   608,525     Annaly Mortgage Management, Inc.                                    11,896,664
 1,693,925     Anworth Mortgage Asset Corp.                                        23,647,193
 1,251,075     Bimini Mortgage Management, Inc.*** +++                             18,766,125
   485,425     Capital Automotive                                                  17,140,357
   883,025     Fieldstone Investment Corp.* *** +                                  16,998,231
   694,925     Friedman, Billings, Ramsey Group, Inc., Class A                     18,756,026
   569,975     iStar Financial, Inc.                                               24,109,942
   602,700     MFA Mortgage Investments, Inc.                                       6,087,270
   261,050     Novastar Financial, Inc.                                            17,216,247
    88,150     Redwood Trust, Inc.                                                  5,480,286
 1,057,050     Thornburg Mortgage, Inc.                                            32,874,255
                                                                               --------------
                                                                                  207,291,812
                                                                               --------------

               RENTAL AND LEASING SERVICES -- CONSUMER 6.1%
 2,951,895     Rent-A-Center, Inc.*                                                97,383,016
                                                                               --------------

               RETAIL 12.4%
   806,595     Dollar Tree Stores, Inc.*                                           24,915,720
   420,600     Global Imaging Systems, Inc.*                                       13,972,332
   914,625     Group 1 Automotive, Inc.*                                           33,109,425
   321,820     Men's Wearhouse, Inc. (The)*                                         8,550,757
   447,425     Michaels Stores, Inc.                                               21,753,804
 1,681,980     O'Reilly Automotive, Inc.*                                          67,346,479
   669,695     Sonic Automotive, Inc.                                              16,775,860
13,076,000     Texwinca Holdings Ltd.                                              10,067,690
                                                                               --------------
                                                                                  196,492,067
                                                                               --------------

               SAVINGS AND LOANS 0.5%
   358,066     Commercial Capital Bancorp, Inc.*                                    8,206,873
                                                                               --------------

               SERVICES -- COMMERCIAL 5.7%
 2,304,671     Copart, Inc.*                                                       50,080,501
   594,175     Waste Connections, Inc.*                                            23,648,165
   661,020     West Corp.*                                                         16,459,398
                                                                               --------------
                                                                                   90,188,064
                                                                               --------------

               UTILITIES -- TELECOMMUNICATIONS 1.0%
 1,189,525     Nextel Partners, Inc., Class A*                                     15,059,386
                                                                               --------------

               TOTAL COMMON STOCKS (COST $1,157,570,948)                        1,547,872,012
                                                                               --------------

                                                      MARCH 31, 2004 (UNAUDITED)

PRINCIPAL AMOUNT                                                                                        VALUE
------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS 2.2%

                  REPURCHASE AGREEMENT 2.2%
  $34,129,000     Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04 with State
                  Street Bank and Trust Co. collateralized by $32,495,000 of United States
                  Treasury Bonds 5.25% due 11/15/28; value: $34,812,608; repurchase proceeds:
                  $34,129,474 (cost $ 34,129,000)                                                  $    34,129,000
                                                                                                   ---------------

                  TOTAL SHORT-TERM INVESTMENTS (COST $ 34,129,000)                                      34,129,000
                                                                                                   ---------------

                  TOTAL INVESTMENTS (COST $1,191,699,948) 99.9%                                      1,582,001,012

                  OTHER ASSETS LESS LIABILITIES 0.1%                                                     1,444,885
                                                                                                   ---------------

                  NET ASSETS 100.0%                                                                $ 1,583,445,897
                                                                                                   ===============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors.

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

++Affiliated company (see Note 9).

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND -- PORTFOLIO OF INVESTMENTS


SHARES                                                                      VALUE
-----------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS 94.0%

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.3%
  9,200     Ciphergen Biosystems, Inc.*                                  $   76,636
  2,675     Corgentech, Inc.*                                                50,290
 80,725     ISTA Pharmaceuticals, Inc.*                                   1,038,931
 19,425     Neurochem, Inc.* (Canada)                                       415,501
 29,175     QIAGEN N.V.* (Netherlands)                                      384,235
                                                                         ----------
                                                                          1,965,593
                                                                         ----------

            CASINOS AND GAMBLING 0.5%
  9,050     Shuffle Master, Inc.*                                           420,734
                                                                         ----------

            CHEMICALS 3.0%
 60,575     Cabot Microelectronics Corp.*                                 2,558,688
                                                                         ----------

            COMMUNICATIONS EQUIPMENT 0.4%
 10,725     Funkwerk AG (Germany)                                           344,472
                                                                         ----------
            COMMUNICATIONS TECHNOLOGY 4.7%
 28,800     CIENA Corp.*                                                    143,136
 48,250     JDS Uniphase Corp.*                                             196,378
 58,275     Remec, Inc.*                                                    442,890
114,355     UTStarcom, Inc.* (China)                                      3,288,850
  6,528     Xtera Communications, Inc.* *** +                                 7,076
                                                                         ----------
                                                                          4,078,330
                                                                         ----------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 10.9%
 28,050     Cognizant Technology Solutions Corp.*                         1,269,262
 29,575     Concord Communications, Inc.*                                   426,176
 54,017     EPIQ Systems, Inc.*                                             884,798
 85,800     iPass, Inc.*                                                    937,794
 81,950     Kintera, Inc.*                                                1,366,107
 67,200     LivePerson, Inc.*                                               356,160
 10,000     Macrovision Corp.*                                              186,800
 20,475     Manhattan Associates, Inc.*                                     569,205
 77,220     Nassda Corp.*                                                   535,907
 32,550     Opnet Technologies, Inc.*                                       485,321
 36,375     PDF Solutions, Inc.*                                            418,676
 25,425     QLogic Corp.*                                                   839,279
 13,975     SRA International, Inc., Class A*                               516,237
 60,300     Verisity Ltd.* (Israel)                                         558,378
                                                                         ----------
                                                                          9,350,100
                                                                         ----------

            COMPUTER TECHNOLOGY 0.2%
 15,750     Dot Hill Systems Corp.*                                         157,815
                                                                         ----------

            DRUGS AND PHARMACEUTICALS 5.0%
 25,400     Able Laboratories, Inc.*                                        496,062
 64,950     Angiotech Pharmaceuticals, Inc.* (Canada)                     1,585,429
 11,775     Atrix Laboratories, Inc.*                                       300,263
 37,125     Connetics Corp.*                                                823,061
 14,050     ILEX Oncology, Inc.*                                            336,076
  7,000     Northwest Biotherapeutics, Inc.*                                    917
 12,250     Taro Pharmaceutical Industries Ltd.* (Israel)                   710,377
                                                                         ----------
                                                                          4,252,185
                                                                         ----------

            EDUCATION SERVICES 2.0%
 30,125     Career Education Corp.*                                       1,706,280
                                                                         ----------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                                     VALUE
------------------------------------------------------------------------------------
             ELECTRICAL AND ELECTRONICS 0.6%
   18,475    Plexus Corp.*                                               $   328,670
    6,100    Power Integrations, Inc.*                                       178,913
                                                                         -----------
                                                                             507,583
                                                                         -----------

             ELECTRICAL EQUIPMENT AND COMPONENTS 2.9%
   41,575    BW Technologies Ltd.* (Canada)                                  880,699
   10,300    Cherokee International Corp.*                                   148,320
   10,175    Flextronics International Ltd.* (Singapore)                     175,213
1,505,000    Unisteel Technology Ltd. (Singapore)                          1,303,458
                                                                         -----------
                                                                           2,507,690
                                                                         -----------

             ELECTRONIC EQUIPMENT AND INSTRUMENTS 2.9%
1,165,000    Innovalues Precision Ltd. (Singapore)                         1,029,865
    2,000    Samsung Electronics Co., Ltd. (Korea)                           495,000
  124,350    Vanguard Response Systems, Inc. PIPE* *** + (Canada)            293,696
   61,000    Venture Corp. Ltd. (Singapore)                                  703,201
                                                                         -----------
                                                                           2,521,762
                                                                         -----------

             ELECTRONICS 0.6%
   46,450    Sanmina-SCI Corp.*                                              511,415
                                                                         -----------

             ELECTRONICS -- INSTRUMENTS, GAUGES AND METERS 1.1%
  186,500    Computer Access Technology Corp.*                               904,525
                                                                         -----------

             ELECTRONICS -- MEDICAL SYSTEMS 1.4%
   39,075    CTI Molecular Imaging, Inc.*                                    570,104
   57,425    Endocardial Solutions, Inc.*                                    498,449
    4,550    EPIX Medical, Inc.*                                              94,413
                                                                         -----------
                                                                           1,162,966
                                                                         -----------

             ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 12.8%
   84,125    Advanced Power Technology, Inc.*                                770,585
    7,850    Altera Corp.*                                                   160,533
   22,075    AMIS Holdings, Inc.*                                            358,277
   19,875    ASE Test Ltd.* (Taiwan)                                         218,625
   34,850    Cree, Inc.*                                                     777,155
   31,775    Integrated Circuit Systems, Inc.*                               795,328
   25,600    Micrel, Inc.*                                                   341,760
   64,475    Monolithic System Technology, Inc.*                             863,320
  143,250    O2Micro International Ltd.* (Cayman Islands)                  2,468,198
   30,500    OmniVision Technologies, Inc.*                                  832,955
  169,875    PLX Technology, Inc.*                                         1,829,554
    8,900    PMC-Sierra, Inc.*                                               151,033
   20,100    PSi Technologies Holdings, Inc. ADR* (Philippines)               98,691
  198,250    Sirenza Microdevices, Inc.*                                     880,230
   42,750    SiRF Technology Holdings, Inc., Series H* *** +                 277,875
    4,950    Xilinx, Inc.*                                                   188,100
                                                                         -----------
                                                                          11,012,219
                                                                         -----------

             ELECTRONICS -- TECHNOLOGY 0.4%
   77,350    EFJ, Inc.*                                                      359,677
                                                                         -----------

             FINANCIAL -- MISCELLANEOUS 0.1%
    7,300    Encore Capital Group, Inc.*                                     121,253
                                                                         -----------

             FOOD AND DRUG RETAILING 0.5%
    5,000    Sugi Pharmacy Co. Ltd. Bonus Shares* (Japan)                    201,851
    5,000    Sugi Pharmacy Co. Ltd. (Japan)                                  205,207
                                                                         -----------
                                                                             407,058
                                                                         -----------

SHARES                                                                       VALUE
------------------------------------------------------------------------------------
           HEALTH CARE EQUIPMENT AND SUPPLIES 1.0%
  5,125    Straumann Holding AG (Switzerland)                             $  886,517
                                                                          ----------
           HEALTH CARE FACILITIES 1.9%
 46,700    American Healthways, Inc.*                                      1,140,414
 16,900    Pharmaceutical Product Development, Inc.*                         503,451
                                                                          ----------
                                                                           1,643,865
                                                                          ----------

           HEALTH CARE MANAGEMENT SERVICES 0.3%
 13,600    Computer Programs & Systems, Inc.                                 258,400
                                                                          ----------

           HEALTH CARE SERVICES 6.6%
130,443    Accredo Health, Inc.*                                           4,969,878
 15,500    Icon Plc ADR* (Ireland)                                           547,615
  6,400    Inveresk Research Group, Inc.*                                    181,888
                                                                          ----------
                                                                           5,699,381
                                                                          ----------

           IT CONSULTING AND SERVICE 0.9%
  6,525    Infosys Technologies Ltd. (India)                                 743,286
                                                                          ----------

           MACHINERY -- SPECIALTY 0.2%
 10,450    ASML Holding N.V.* (Netherlands)                                  191,549
                                                                          ----------

           MEDIA 0.6%
408,500    Astro All Asia Networks Plc* (United Kingdom)                     531,050
                                                                          ----------

           MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 6.3%
 14,900    Biosite, Inc.*                                                    476,353
 48,725    Cyberonics, Inc.*                                               1,167,451
 92,425    Enpath Medical, Inc.*                                           1,293,950
 49,600    ICU Medical, Inc.*                                              1,506,352
 17,775    Molecular Devices Corp.*                                          334,881
 12,925    Techne Corp.*                                                     527,469
  6,225    Thoratec Corp.*                                                    77,750
                                                                          ----------
                                                                           5,384,206
                                                                          ----------

           MISCELLANEOUS MATERIALS AND COMMODITIES 1.6%
 46,550    Symyx Technologies, Inc.*                                       1,333,192
                                                                          ----------

           MISCELLANEOUS TECHNOLOGY 0.3%
 11,025    RADWARE Ltd.* (Israel)                                            292,824
                                                                          ----------

           PHARMACEUTICALS 1.2%
 12,025    Docpharma N.V.* (Belgium)                                         452,078
  8,700    Dr. Reddy's Laboratories Ltd. ADR (India)                         208,365
118,497    United Drug Plc (Ireland)                                         368,930
                                                                          ----------
                                                                           1,029,373
                                                                          ----------

           PRODUCTION TECHNOLOGY EQUIPMENT 6.1%
 17,850    August Technology Corp.*                                          267,750
165,900    Genus, Inc.*                                                      627,102
 62,850    InTEST Corp.*                                                     367,672
 35,750    Intevac, Inc.*                                                    368,225
275,075    LogicVision, Inc.*                                              1,152,564
  3,150    Nova Measuring Instruments Ltd.* (Israel)                          18,837
 39,850    Rudolph Technologies, Inc.*                                       746,391
 18,525    SEZ Holding AG* (Switzerland)                                     649,666
 57,500    Tessera Technologies, Inc.*                                     1,052,250
                                                                          ----------
                                                                           5,250,457
                                                                          ----------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
          RETAIL 1.1%
 43,000   Pason Systems, Inc. (Canada)                               $   966,587
                                                                     -----------

          SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.1%
 43,200   Biacore International AB ADR* (Sweden)                         972,000
                                                                     -----------

          SEMICONDUCTOR EQUIPMENT AND PRODUCTS 2.0%
165,720   Taiwan Semiconductor Manufacturing Co. Ltd. ADR* (Taiwan)    1,730,117
                                                                     -----------

          SERVICES -- COMMERCIAL 8.3%
 56,725   CoStar Group, Inc.*                                          2,092,585
 21,300   Kroll, Inc.*                                                   571,905
154,900   Management Network Group, Inc.*                                587,071
352,601   Wireless Facilities, Inc.*                                   3,882,137
                                                                     -----------
                                                                       7,133,698
                                                                     -----------

          TELECOMMUNICATIONS EQUIPMENT 0.2%
  1,850   Vimpel-Communications ADR* (Russia)                            192,382
                                                                     -----------

          UTILITIES -- TELECOMMUNICATIONS 2.0%
 39,900   Nextel Communications, Inc., Class A*                          986,727
 57,400   Nextel Partners, Inc., Class A*                                726,684
                                                                     -----------
                                                                       1,713,411
                                                                     -----------

          TOTAL COMMON AND PREFERRED STOCKS (COST $ 73,023,394)       80,802,640
                                                                     -----------

          LIMITED PARTNERSHIP INTEREST 0.1%

          OTHER 0.1%
          Montagu Newhall Global Partners II-B, L.P.* *** +               50,000
                                                                     -----------

          TOTAL LIMITED PARTNERSHIP INTEREST (COST $ 50,000)              50,000
                                                                     -----------

          RIGHTS 0.0%

          PRODUCTION TECHNOLOGY EQUIPMENT 0.0%
 18,525   SEZ Holding AG* *** + (Switzerland)                                 --
                                                                     -----------

          TOTAL RIGHTS (COST $ 0)                                             --
                                                                     -----------

          WARRANTS 0.0%

          ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.0%
 62,175   Vanguard Response Systems, Inc.* *** + (Canada)                     --

          ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 0.0%
  4,275   SiRF Technology Holdings, Inc.* *** +                               --
                                                                     -----------

          TOTAL WARRANTS (COST $0)                                            --
                                                                     -----------

PRINCIPAL AMOUNT                                                                                    VALUE
-------------------------------------------------------------------------------------------------------------
                  U.S. GOVERNMENT OBLIGATIONS 0.6%

   $  503,000     U.S. Treasury Bond, 5.25%, 11/15/28+++                                         $    531,058
                                                                                                 ------------

                  TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $ 500,823)                                  531,058
                                                                                                 ------------

                  SHORT-TERM INVESTMENTS 2.8%

                  REPURCHASE AGREEMENT 2.8%
    2,430,000     Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04 with State
                  Street Bank and Trust Co. collateralized by $ 2,315,000 of United States
                  Treasury Bonds 5.25% due 11/15/28; value: $2,480,110; repurchase proceeds:
                  $2,430,034 (cost $ 2,430,000)                                                     2,430,000
                                                                                                 ------------

                  TOTAL SHORT-TERM INVESTMENTS (COST $ 2,430,000)                                   2,430,000
                                                                                                 ------------

                  TOTAL INVESTMENTS (COST $76,004,217) 97.5%                                       83,813,698
                                                                                                 ------------

                  OTHER ASSETS LESS LIABILITIES 2.5%                                                2,148,724
                                                                                                 ------------

                  NET ASSETS 100.0%                                                              $ 85,962,422
                                                                                                 ============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors.

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

+++All or a portion of this security has been designated as collateral for open short positions, written options or purchase commitments.

ADR American Depositary Receipt.

See notes to financial statements.

                                                      MARCH 31, 2004 (UNAUDITED)

At March 31, 2004, Wasatch Global Science & Technology Fund's investments, excluding short-term investments, were in the following countries:

   COUNTRY                                   %
------------------------------------------------
Belgium                                      0.6
Canada                                       5.1
Cayman Islands                               3.0
China                                        4.0
Germany                                      0.4
India                                        1.2
Ireland                                      1.1
Israel                                       1.9
Japan                                        0.5
Korea                                        0.6
Netherlands                                  0.7
Philippines                                  0.1
Russia                                       0.2
Singapore                                    3.9
Sweden                                       1.2
Switzerland                                  1.9
Taiwan                                       2.4
United Kingdom                               0.7
United States                               70.5
                                           -----
TOTAL                                      100.0%
                                           =====

INTERNATIONAL GROWTH FUND -- PORTFOLIO OF INVESTMENTS

  SHARES                                                          VALUE
--------------------------------------------------------------------------
            COMMON STOCKS 92.4%

            AIRLINES 1.7%
  125,400   WestJet Airlines Ltd.* (Canada)                    $ 2,508,287
                                                               -----------

            BANKS 0.8%
  146,100   HDFC Bank Ltd. (India)                               1,275,131
                                                               -----------

            BANKS -- OUTSIDE NEW YORK CITY 1.1%
   45,700   Doral Financial Corp. (Puerto Rico)                  1,608,640
    3,475   Equitable Group, Inc.* (Canada)                         61,379
                                                               -----------
                                                                 1,670,019
                                                               -----------

            BEVERAGES 0.8%
   27,140   Baron de Ley* (Spain)                                1,188,986
                                                               -----------

            BIOTECHNOLOGY 3.2%
   16,010   Actelion Ltd.* (Switzerland)                         1,732,451
  102,400   Angiotech Pharmaceuticals, Inc.* (Canada)            2,496,895
  250,000   Ark Therapeutics Group Plc* (United Kingdom)           587,695
                                                               -----------
                                                                 4,817,041
                                                               -----------

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.4%
   28,400   Neurochem, Inc.* (Canada)                              607,476
  118,425   QIAGEN N.V.* (Netherlands)                           1,559,657
                                                               -----------
                                                                 2,167,133
                                                               -----------

            COMMERCIAL SERVICES AND SUPPLIES 7.0%
3,070,000   Accord Customer Care Solutions Ltd.* (Singapore)     1,586,160
2,000,000   Asiatravel.com Holdings Ltd. (Singapore)               657,030
      475   En-Japan, Inc. (Japan)                               1,316,345
6,163,000   Linmark Group Ltd. (Hong Kong)                       2,372,559
  104,600   Park24 Co. Ltd. (Japan)                              3,350,089
   64,825   Techem AG* (Germany)                                 1,380,084
                                                               -----------
                                                                10,662,267
                                                               -----------

            COMMUNICATIONS EQUIPMENT 0.7%
   33,675   Funkwerk AG (Germany)                                1,081,595
                                                               -----------

            COMMUNICATIONS TECHNOLOGY 1.3%
   67,890   UTStarcom, Inc.* (China)                             1,952,516
                                                               -----------

            COMPUTERS AND PERIPHERALS 1.9%
   23,400   Logitech International SA* (Switzerland)             1,061,830
3,022,000   TPV Technology Ltd. (Hong Kong)                      1,822,619
                                                               -----------
                                                                 2,884,449
                                                               -----------

            DIVERSIFIED FINANCIALS 0.9%
   41,000   AWD Holding AG (Germany)                             1,345,623
                                                               -----------

            DIVERSIFIED TELECOMMUNICATION SERVICES 1.0%
  124,600   Colt Telecom Group Plc ADR* (United Kingdom)           859,740
  295,000   Zyxel Communications Corp. (Taiwan)                    626,707
                                                               -----------
                                                                 1,486,447
                                                               -----------

            DRUGS AND PHARMACEUTICALS 1.0%
   24,825   Taro Pharmaceutical Industries Ltd.* (Israel)        1,439,602
                                                               -----------

            ELECTRIC UTILITIES 1.1%
  100,000   Red Electrica de Espana (Spain)                      1,692,074
                                                               -----------

                                                      MARCH 31, 2004 (UNAUDITED)

  SHARES                                                              VALUE
------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT 1.0%
    3,250   SAIA-Burgess Electronics AG (Switzerland)              $ 1,478,615
                                                                   -----------

            ELECTRICAL EQUIPMENT AND COMPONENTS 1.6%
   42,500   BW Technologies Ltd.* (Canada)                             900,293
1,781,700   Unisteel Technology Ltd. (Singapore)                     1,543,104
                                                                   -----------
                                                                     2,443,397
                                                                   -----------

            ELECTRONIC EQUIPMENT AND INSTRUMENTS 2.8%
  505,000   Advantech Co. Ltd. (Taiwan)                              1,011,533
  103,300   Vanguard Response Systems, Inc. PIPE* *** + (Canada)       243,979
  257,280   Venture Corp. Ltd. (Singapore)                           2,965,897
                                                                   -----------
                                                                     4,221,409
                                                                   -----------

            ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 1.6%
   98,400   ASE Test Ltd.* (Taiwan)                                  1,082,400
   74,750   O2Micro International Ltd.* (Cayman Islands)             1,287,942
                                                                   -----------
                                                                     2,370,342
                                                                   -----------

            FINANCIAL -- MISCELLANEOUS 1.9%
  150,050   Home Capital Group, Inc., Class B (Canada)               2,858,422
                                                                   -----------

            FOOD AND DRUG RETAILING 3.2%
   90,500   Shoppers Drug Mart Corp.* (Canada)                       2,157,767
   17,300   Sugi Pharmacy Co. Ltd. (Japan)                             710,016
   17,300   Sugi Pharmacy Co. Ltd. Bonus Shares* (Japan)               698,403
  879,000   Wumart Stores, Inc.* (China)                             1,319,710
                                                                   -----------
                                                                     4,885,896
                                                                   -----------

            HEALTH CARE EQUIPMENT AND SUPPLIES 4.4%
  127,750   Elekta AB, Class B* (Sweden)                             2,405,583
   19,925   Straumann Holding AG (Switzerland)                       3,446,606
  211,125   Trinity Biotech Plc ADR* (Ireland)                         802,275
                                                                   -----------
                                                                     6,654,464
                                                                   -----------

            HEALTH CARE PROVIDERS AND SERVICES 1.9%
      430   EPS Co., Ltd. (Japan)                                    1,434,914
   62,225   MEDIDEP SA* (France)                                     1,393,648
                                                                   -----------
                                                                     2,828,562
                                                                   -----------

            HEALTH CARE SERVICES 1.1%
   47,475   Icon Plc ADR* (Ireland)                                  1,677,292
                                                                   -----------

            HOTELS, RESTAURANTS AND LEISURE 1.0%
   60,675   Fairmont Hotels & Resorts, Inc. (Canada)                 1,527,567
                                                                   -----------

            HOUSEHOLD DURABLES 3.6%
   52,200   Citizen Electronics Co. Ltd. (Japan)                     3,228,556
  697,000   TechTronic Industries Co. Ltd. (Hong Kong)               2,249,440
                                                                   -----------
                                                                     5,477,996
                                                                   -----------

            IT CONSULTING AND SERVICE 2.4%
  149,415   Indra Sistemas, S.A. (Spain)                             1,952,700
      310   Works Applications Co. Ltd.* (Japan)                     1,679,532
                                                                   -----------
                                                                     3,632,232
                                                                   -----------

 SHARES                                                                    VALUE
-----------------------------------------------------------------------------------
            LEISURE EQUIPMENT AND PRODUCTS 3.5%
327,200     Bloomsbury Publishing Plc (United Kingdom)                  $ 1,574,547
 85,000     Mega Bloks, Inc.* (Canada)                                    1,292,147
 33,055     Rodriguez Group (France)                                      1,829,266
 24,350     Zapf Creation AG (Germany)                                      590,313
                                                                        -----------
                                                                          5,286,273
                                                                        -----------

            MACHINERY 1.1%
 79,650     Singulus Technologies* (Germany)                              1,690,798
                                                                        -----------

            MEDIA 3.9%
 87,300     Alliance Atlantis Communications, Inc., Class B* (Canada)     1,656,395
281,375     HIT Entertainment Plc (United Kingdom)                        1,595,264
 61,575     JC Decaux SA* (France)                                        1,378,332
    892     SKY Perfect Communications, Inc.* (Japan)                     1,342,897
                                                                        -----------
                                                                          5,972,888
                                                                        -----------

            MULTILINE RETAIL 1.2%
    715     Can Do Co. Ltd. (Japan)                                       1,837,465
                                                                        -----------
            OFFICE ELECTRONICS 2.3%
 34,050     Neopost SA (France)                                           1,836,142
    240     TELEWAVE, Inc. (Japan)                                        1,716,834
                                                                        -----------
                                                                          3,552,976
                                                                        -----------

            OIL AND GAS 3.5%
191,520     Cairn Energy Plc* (United Kingdom)                            3,100,349
380,200     Soco International Plc* (United Kingdom)                      2,253,694
                                                                        -----------
                                                                          5,354,043
                                                                        -----------

            PERSONAL PRODUCTS 0.9%
 52,700     Milbon Co. Ltd. (Japan)                                       1,377,068
                                                                        -----------

            PHARMACEUTICALS 4.9%
 40,550     Dr. Reddy's Laboratories Ltd. ADR (India)                       971,172
 98,500     Patheon, Inc.* (Canada)                                         838,378
 45,600     Sawai Pharmaceutical Co. Ltd (Japan)                          1,635,365
800,000     SkyePharma Plc* (United Kingdom)                                866,562
 26,675     Stada Arzneimittel AG (Germany)                               1,358,022
586,837     United Drug Plc (Ireland)                                     1,827,068
                                                                        -----------
                                                                          7,496,567
                                                                        -----------

            PRODUCTION TECHNOLOGY EQUIPMENT 0.8%
 36,095     SEZ Holding AG* (Switzerland)                                 1,265,841
                                                                        -----------

            REAL ESTATE 0.9%
 12,335     Unibail (Union du Credit-Bail Immobilier) (France)            1,291,012
                                                                        -----------

            RETAIL 1.4%
 25,640     Bijou Brigitte AG (Germany)                                   1,306,277
 12,400     GiFi (France)                                                   869,788
                                                                        -----------
                                                                          2,176,065
                                                                        -----------

            SCIENTIFIC EQUIPMENT AND SUPPLIES 0.3%
 22,827     Biacore International AB ADR* (Sweden)                          513,607
                                                                        -----------

            SEMICONDUCTOR EQUIPMENT AND PRODUCTS 2.5%
 54,400     ASM International NV* (Netherlands)                           1,202,240
100,000     CSR Plc* (United Kingdom)                                       436,969
 41,600     Disco Corp. (Japan)                                           2,213,933
                                                                        -----------
                                                                          3,853,142
                                                                        -----------

                                                      MARCH 31, 2004 (UNAUDITED)

  SHARES                                                         VALUE
-------------------------------------------------------------------------
            SOFTWARE 1.0%
  302,350   Autonomy Corp. Plc* (United Kingdom)              $ 1,475,869
                                                              -----------

            SPECIALTY RETAIL 8.3%
   76,600   Carpetright Plc (United Kingdom)                    1,419,374
  935,315   Carphone Warehouse Group Plc (United Kingdom)       2,543,618
  965,025   Convenience Retail Asia Ltd. (Hong Kong)              321,970
  625,000   Esprit Holdings Ltd. (Hong Kong)                    2,614,576
   19,150   Gulliver International Co. Ltd. (Japan)             1,808,769
   45,730   USS Co. Ltd. (Japan)                                3,797,495
                                                              -----------
                                                               12,505,802
                                                              -----------

            TELECOMMUNICATIONS EQUIPMENT 0.6%
    8,900   Vimpel-Communications ADR* (Russia)                   925,511
                                                              -----------

            TEXTILES, APPAREL AND LUXURY GOODS 2.7%
   18,450   Puma AG Rudolf Dassler Sport (Germany)              4,070,928
                                                              -----------

            WATER UTILITIES 1.0%
1,757,750   Hyflux Ltd. (Singapore)                             1,585,356
                                                              -----------

            WIRELESS TELECOMMUNICATION SERVICES 1.2%
   28,260   Mobistar SA* (Belgium)                              1,857,078
                                                              -----------

            TOTAL COMMON STOCKS (COST $ 116,315,202)          140,315,653
                                                              -----------

            RIGHTS 0.0%

            PRODUCTION TECHNOLOGY EQUIPMENT 0.0%
   36,095   SEZ Holding AG* *** + (Switzerland)                        --
                                                              -----------

            TOTAL RIGHTS (COST $ 0)                                    --
                                                              -----------

            WARRANTS 0.0%

            ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.0%
   51,650   Vanguard Response Systems, Inc.* *** + (Canada)            --

            TOTAL WARRANTS (COST $0)                                   --
                                                              -----------

INTERNATIONAL GROWTH FUND -- PORTFOLIO OF             MARCH 31, 2004 (UNAUDITED)
INVESTMENTS (CONTINUED)



PRINCIPAL AMOUNT                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS 8.1%

                    REPURCHASE AGREEMENT 8.1%
$ 12,259,000        Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04 with State
                    Street Bank and Trust Co. collateralized by $ 11,675,000 of United States
                    Treasury Bonds 5.25% due 11/15/28; value: $12,507,684; repurchase proceeds:
                    $12,259,170 (cost $ 12,259,000)                                                $  12,259,000
                                                                                                   -------------

                    TOTAL SHORT-TERM INVESTMENTS (COST $ 12,259,000)                                  12,259,000
                                                                                                   -------------

                    TOTAL INVESTMENTS (COST $128,574,202) 100.5%                                     152,574,653

                    LIABILITIES LESS OTHER ASSETS (0.5)%                                                (822,594)
                                                                                                   -------------

                    NET ASSETS 100.0%                                                              $ 151,752,059
                                                                                                   =============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors.

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

ADR American Depositary Receipt.

See notes to financial statements.


At March 31, 2004, Wasatch International Growth Fund's investments, excluding short-term investments, were in the following countries:

    COUNTRY                                   %
-------------------------------------------------
Belgium                                       1.3
Canada                                       12.2
Cayman Islands                                0.9
China                                         2.3
France                                        6.1
Germany                                       9.1
Hong Kong                                     6.7
India                                         1.6
Ireland                                       3.1
Israel                                        1.0
Japan                                        20.1
Netherlands                                   2.0
Puerto Rico                                   1.1
Russia                                        0.7
Singapore                                     6.0
Spain                                         3.5
Sweden                                        2.1
Switzerland                                   6.4
Taiwan                                        1.9
United Kingdom                               11.9
                                            -----
TOTAL                                       100.0%
                                            =====

MICRO CAP FUND -- PORTFOLIO OF INVESTMENTS            MARCH 31, 2004 (UNAUDITED)

 SHARES                                                       VALUE
----------------------------------------------------------------------
            COMMON STOCKS 99.5%

            AEROSPACE 0.3%
 59,125     MTC Technologies, Inc.*                        $ 1,484,629
                                                           -----------

            AUTO PARTS -- AFTER MARKET 1.2%
196,575     Aftermarket Technology Corp.*                    2,887,687
215,000     IMPCO Technologies, Inc. PIPE* *** +             1,141,392
111,200     IMPCO Technologies, Inc.*                          590,338
 94,000     Keystone Automotive Industries, Inc.*            2,571,840
                                                           -----------
                                                             7,191,257
                                                           -----------

            BANKS -- NEW YORK CITY 0.3%
 69,475     Signature Bank*                                  1,452,028
                                                           -----------

            BANKS -- OUTSIDE NEW YORK CITY 1.6%
 56,900     Bancorp Bank (The)*                              1,024,200
 92,000     Canadian Western Bank                            2,982,893
 13,875     Equitable Group, Inc.*                             245,074
 79,000     First State Bancorporation                       2,437,940
150,900     Franklin Bank Corp.*                             2,805,231
                                                           -----------
                                                             9,495,338
                                                           -----------

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.8%
281,800     ISTA Pharmaceuticals, Inc.*                      3,626,766
 94,400     United-Guardian, Inc.                              722,160
                                                           -----------
                                                             4,348,926
                                                           -----------

            CHEMICALS 2.4%
334,675     Cabot Microelectronics Corp.*                   14,136,672
                                                           -----------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 3.3%
 49,600     EPIQ Systems, Inc.*                                812,448
424,650     iPass, Inc.*                                     4,641,424
242,925     Kintera, Inc.*                                   4,049,560
755,744     Nassda Corp.*                                    5,244,863
440,825     Verisity Ltd.*                                   4,082,040
                                                           -----------
                                                            18,830,335
                                                           -----------

            COMPUTER TECHNOLOGY 1.3%
543,425     FARGO Electronics, Inc.*                         6,140,702
294,950     Qualstar Corp.*                                  1,722,508
                                                           -----------
                                                             7,863,210
                                                           -----------

            CONSUMER PRODUCTS 1.0%
128,975     CoolBrands International, Inc.*                  2,246,633
119,550     Yankee Candle Co., Inc.*                         3,297,189
                                                           -----------
                                                             5,543,822
                                                           -----------

            COSMETICS 0.1%
102,125     CCA Industries, Inc.                               822,106
                                                           -----------

            DIVERSIFIED FINANCIAL SERVICES 1.1%
318,225     Rewards Network, Inc.*                           3,182,250
202,000     U.S.I. Holdings Corp.*                           2,987,580
                                                           -----------
                                                             6,169,830
                                                           -----------

            EDUCATION SERVICES 0.2%
 43,725     Concorde Career College, Inc.*                   1,049,400
                                                           -----------

  SHARES                                                            VALUE
----------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT AND COMPONENTS 1.6%
  298,175   BW Technologies Ltd.*                                $ 6,316,352
   34,225   Cohu, Inc.                                               638,296
2,462,000   Unisteel Technology Ltd.                               2,132,302
                                                                 -----------
                                                                   9,086,950
                                                                 -----------

            ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.9%
4,297,750   MFS Technology Ltd.                                    3,054,786
  829,050   Vanguard Response Systems, Inc. PIPE* *** +            1,958,091
                                                                 -----------
                                                                   5,012,877
                                                                 -----------

            ELECTRONICS 1.3%
  353,550   NU Horizons Electronics Corp.*                         3,719,346
  219,200   Supertex, Inc.*                                        3,656,256
                                                                 -----------
                                                                   7,375,602
                                                                 -----------

            ELECTRONICS -- INSTRUMENTS, GAUGES AND METERS 1.1%
1,335,620   Computer Access Technology Corp.*                      6,477,757
                                                                 -----------

            ELECTRONICS -- MEDICAL SYSTEMS 3.3%
  182,300   CTI Molecular Imaging, Inc.*                           2,659,757
  451,291   Endocardial Solutions, Inc.*                           3,917,206
   90,300   EPIX Medical, Inc.*                                    1,873,725
  649,025   IRIDEX Corp.*                                          5,185,710
  198,717   Possis Medical, Inc.*                                  5,589,909
                                                                 -----------
                                                                  19,226,307
                                                                 -----------

            ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 10.0%
  583,550   Advanced Power Technology, Inc.*++                     5,345,318
  411,025   Excel Technology, Inc.*                               12,926,736
  283,975   Micrel, Inc.*                                          3,791,066
1,072,450   O2Micro International Ltd.*                           18,478,314
1,147,400   PLX Technology, Inc.*                                 12,357,498
1,001,445   PSi Technologies Holdings, Inc. ADR*                   4,917,095
                                                                 -----------
                                                                  57,816,027
                                                                 -----------

            ELECTRONICS -- TECHNOLOGY 0.6%
  782,275   EFJ, Inc.*                                             3,637,579
                                                                 -----------
            FINANCE COMPANIES 1.9%
  131,200   Saxon Capital, Inc.*                                   3,727,392
  204,775   United PanAm Financial Corp.*                          3,274,352
  219,450   World Acceptance Corp.*                                4,281,470
                                                                 -----------
                                                                  11,283,214
                                                                 -----------

            FINANCIAL -- MISCELLANEOUS 3.8%
   95,475   Asset Acceptance Capital Corp.*                        1,775,835
  283,500   Encore Capital Group, Inc.*                            4,708,935
   33,900   First Cash Financial Services, Inc.*                   1,140,057
  566,000   Home Capital Group Inc., Class B                      10,782,185
  123,050   Portfolio Recovery Associates, Inc.*                   3,314,967
                                                                 -----------
                                                                  21,721,979
                                                                 -----------

            HEALTH CARE FACILITIES 1.6%
  252,750   American Healthways, Inc.*                             6,172,155
  469,125   Capital Senior Living Corp.*                           2,903,884
                                                                 -----------
                                                                   9,076,039
                                                                 -----------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                             VALUE
----------------------------------------------------------------------------
            HEALTH CARE MANAGEMENT SERVICES 9.2%
 81,300     America Service Group, Inc.*                         $ 2,788,590
 81,825     AMERIGROUP Corp.*                                      3,739,403
835,725     AmSurg Corp.*                                         18,979,315
114,575     Centene Corp.*                                         3,504,849
165,000     Computer Programs & Systems, Inc.                      3,135,000
303,106     CorVel Corp.*                                         10,972,437
126,150     IMPAC Medical Systems, Inc.*                           2,838,375
176,300     Molina Healthcare, Inc.*                               5,169,116
494,239     VitalWorks, Inc.*                                      1,853,396
                                                                 -----------
                                                                  52,980,481
                                                                 -----------

            HEALTH CARE SERVICES 6.5%
185,850     Accredo Health, Inc.*                                  7,080,885
948,500     Covalent Group, Inc.*++                                3,234,385
258,225     Icon Plc ADR*                                          9,123,089
209,150     Inveresk Research Group, Inc.*                         5,944,043
644,725     Odyssey HealthCare, Inc.*                             12,153,066
                                                                 -----------
                                                                  37,535,468
                                                                 -----------

            HOME BUILDING 0.7%
 58,300     Meritage Corp.*                                        4,328,775
                                                                 -----------

            HOUSEHOLD FURNISHINGS 0.5%
132,900     Hooker Furniture Corp.                                 3,088,596
                                                                 -----------

            LEISURE TIME 1.5%
205,300     Action Performance Companies, Inc.                     3,134,931
147,350     SCP Pool Corp.*                                        5,490,261
                                                                 -----------
                                                                   8,625,192
                                                                 -----------

            MACHINERY -- OIL WELL EQUIPMENT AND SERVICES 0.6%
180,800     Gulf Island Fabrication, Inc.                          3,677,472
                                                                 -----------

            MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 8.4%
129,300     American Medical Systems Holdings, Inc.*               3,426,450
129,350     Biosite, Inc.*                                         4,135,319
234,150     Cyberonics, Inc.*                                      5,610,234
407,075     Encision, Inc.*++                                      1,624,229
 97,950     Enpath Medical, Inc.*                                  1,371,300
 62,750     Exactech, Inc.*                                        1,154,600
619,165     ICU Medical, Inc.*                                    18,804,041
399,925     Molecular Devices Corp.*                               7,534,587
135,550     Young Innovations, Inc.                                4,756,450
                                                                 -----------
                                                                  48,417,210
                                                                 -----------

            MEDICAL SERVICES 0.7%
302,312     U.S. Physical Therapy, Inc.*                           4,171,905
                                                                 -----------

            METALS FABRICATING 0.3%
 61,175     Intermagnetics General Corp.*                          1,621,138
                                                                 -----------

            MISCELLANEOUS MATERIALS AND COMMODITIES 1.0%
194,025     Symyx Technologies, Inc.*                              5,556,876
                                                                 -----------

            PHARMACEUTICALS 0.5%
 80,925     Docpharma N.V.*                                        3,042,361
                                                                 -----------

  SHARES                                                       VALUE
-----------------------------------------------------------------------
             PRODUCTION TECHNOLOGY EQUIPMENT 3.9%
  140,775    August Technology Corp.*                       $ 2,111,625
  627,200    Genus, Inc.*                                     2,370,816
  489,575    inTEST Corp.*++                                  2,864,014
  782,400    LogicVision, Inc.*                               3,278,256
  199,750    Nanometrics, Inc.*                               3,058,172
  105,425    Nova Measuring Instruments Ltd.*                   630,441
  239,100    Rudolph Technologies, Inc.*                      4,478,343
   42,853    SEZ Holding AG*                                  1,502,842
  123,475    Tessera Technologies, Inc.*                      2,259,593
                                                            -----------
                                                             22,554,102
                                                            -----------

             REAL ESTATE INVESTMENT TRUSTS (REIT) 0.6%
  174,075    Fieldstone Investment Corp.* *** +               3,350,944
                                                            -----------

             RECREATIONAL VEHICLES AND BOATS 0.2%
   88,725    National R.V. Holdings, Inc.*                    1,401,855
                                                            -----------

             RENTAL AND LEASING SERVICES -- CONSUMER 0.4%
   11,725    Easyhome Ltd.*                                     109,446
  147,150    Rainbow Rentals, Inc.*                           2,324,970
                                                            -----------
                                                              2,434,416
                                                            -----------

             RETAIL 13.2%
   99,125    AC Moore Arts & Crafts, Inc.*                    2,676,375
  936,725    Big 5 Sporting Goods Corp.*                     23,652,306
  106,975    Bijou Brigitte AG                                5,450,036
  105,475    Cato Corp. (The), Class A                        2,117,938
   45,600    GiFi                                             3,198,574
  141,650    Global Imaging Systems, Inc.*                    4,705,613
  233,525    Guitar Center, Inc.*                             8,673,119
  166,162    Hibbett Sporting Goods, Inc.*                    6,337,419
  122,125    Lithia Motors, Inc., Class A                     3,376,756
   73,675    MarineMax, Inc.*                                 1,957,545
  271,525    O'Reilly Automotive, Inc.*                      10,871,861
   96,950    School Specialty, Inc.*                          3,448,512
                                                            -----------
                                                             76,466,054
                                                            -----------

             SAVINGS AND LOANS 0.6%
  131,182    Commercial Capital Bancorp, Inc.*                3,006,691
   18,200    Harbor Florida Bancshares, Inc.                    526,708
                                                            -----------
                                                              3,533,399
                                                            -----------

             SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.9%
  241,073    Biacore International AB ADR*                    5,424,143
                                                            -----------

             SERVICES -- COMMERCIAL 8.3%
  640,985    AMN Healthcare Services, Inc.*                  11,762,075
  315,000    Charles River Associates, Inc.*                 10,327,590
  163,575    Management Network Group, Inc.*                    619,949
  122,700    Providence Service Corp.*                        2,186,514
  321,100    Resources Connection, Inc.*                     14,166,611
  818,725    SM&A*                                            9,014,162
                                                            -----------
                                                             48,076,901
                                                            -----------

             SPECIALTY RETAIL 0.2%
3,591,175    Convenience Retail Asia Ltd.                     1,198,157
                                                            -----------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                    VALUE
-------------------------------------------------------------------
           TRUCKERS 1.5%
134,200    Knight Transportation, Inc.*                $  3,218,116
 75,675    PAM Transportation Services*                   1,309,177
426,600    USA Truck, Inc.*                               4,120,956
                                                       ------------
                                                          8,648,249
                                                       ------------

           UTILITIES -- CABLE TV AND RADIO 0.1%
116,950    Knology, Inc.*                                   805,785
                                                       ------------

           TOTAL COMMON STOCKS (COST $ 391,517,281)     576,041,363
                                                       ------------

           RIGHTS 0.0%

           PRODUCTION TECHNOLOGY EQUIPMENT 0.0%
 42,853    SEZ Holding AG* *** +                                 --
                                                       ------------

           TOTAL RIGHTS (COST $ 0)                               --
                                                       ------------

           WARRANTS 0.0%

           ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.0%
414,525    Vanguard Response Systems, Inc.* *** +                --
                                                       ------------

           TOTAL WARRANTS (COST $ 0)                             --
                                                       ------------

PRINCIPAL AMOUNT                                                                                   VALUE
------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS 0.5%

                  REPURCHASE AGREEMENT 0.5%
  $ 2,697,000     Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04 with State
                  Street Bank and Trust Co. collateralized by $ 2,570,000 of United States
                  Treasury Bonds 5.25% due 11/15/28; value: $2,753,298; repurchase proceeds:
                  $2,697,037 (cost $ 2,697,000)                                                $   2,697,000
                                                                                               -------------

                  TOTAL SHORT-TERM INVESTMENTS (COST $ 2,697,000)                                  2,697,000
                                                                                               -------------

                  TOTAL INVESTMENTS (COST $394,214,281) 100.0%                                   578,738,363

                  OTHER ASSETS LESS LIABILITIES 0%                                                    72,311
                                                                                               -------------

                  NET ASSETS 100.0%                                                            $ 578,810,674
                                                                                               =============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors.

+ Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

Affiliated company (see Note 9).

ADR American Depositary Receipt.

See notes to financial statements.

MICRO CAP VALUE FUND -- PORTFOLIO OF INVESTMENTS

  SHARES                                                    VALUE
-------------------------------------------------------------------
            COMMON STOCKS 89.4%

            AEROSPACE AND DEFENSE 0.8%
  300,000   Magellan Aerospace Corp.* (Canada)            $ 761,230
                                                          ---------

            AIRLINES 1.1%
   80,000   Transat A.T., Inc.* (Canada)                    960,110
                                                          ---------

            AUTO PARTS -- AFTER MARKET 0.8%
  132,775   IMPCO Technologies, Inc.*                       704,876
                                                          ---------

            BANKS -- OUTSIDE NEW YORK CITY 5.9%
   25,000   CoBiz, Inc.                                     510,750
   40,000   CommerceWest Bank*                              760,000
    2,200   Equitable Group, Inc.* (Canada)                  38,858
   39,500   Franklin Bank Corp.*                            734,305
   60,500   Franklin Bank Corp.* *** +                    1,102,201
   92,250   Wilshire State Bank*                          2,210,292
                                                          ---------
                                                          5,356,406
                                                          ---------

            BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.1%
  107,700   ISTA Pharmaceuticals, Inc.*                   1,386,099
   74,100   United-Guardian, Inc.                           566,865
                                                          ---------
                                                          1,952,964
                                                          ---------

            COMMERCIAL SERVICES AND SUPPLIES 0.6%
   12,000   Acadomia Group* (France)                        543,433
                                                          ---------

            COMPUTER SERVICES SOFTWARE AND SYSTEMS 4.4%
  100,000   BakBone Software* (Canada)                      270,000
   30,000   Concord Communications, Inc.*                   432,300
  666,667   CorVu Corp. PIPE* *** +                         619,400
   96,825   iPass, Inc.*                                  1,058,297
   80,000   Komplett ASA (Norway)                           869,045
  113,142   Nassda Corp.*                                   785,205
                                                          ---------
                                                          4,034,247
                                                          ---------

            COMPUTER TECHNOLOGY 1.0%
   50,000   FARGO Electronics, Inc.*                        565,000
   60,000   Qualstar Corp.*                                 350,400
                                                          ---------
                                                            915,400
                                                          ---------

            CONSUMER PRODUCTS 0.6%
   30,000   CoolBrands International, Inc.* (Canada)        522,574
                                                          ---------

            COSMETICS 0.7%
   84,000   CCA Industries, Inc.                            676,200
                                                          ---------

            DIVERSIFIED FINANCIAL SERVICES 0.7%
   60,000   Rewards Network, Inc.*                          600,000
                                                          ---------

            EDUCATION SERVICES 1.5%
   25,000   Concorde Career College, Inc.*                  600,000
   93,025   Princeton Review, Inc. (The)*                   803,736
                                                          ---------
                                                          1,403,736
                                                          ---------

            ELECTRICAL EQUIPMENT AND COMPONENTS 4.5%
  145,000   BW Technologies Ltd.* (Canada)                3,071,589
1,200,000   Unisteel Technology Ltd. (Singapore)          1,039,302
                                                          ---------
                                                          4,110,891
                                                          ---------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                            VALUE
--------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT AND INSTRUMENTS 1.0%
350,000     Vanguard Response Systems, Inc.* (Canada)            $ 949,442
                                                                 ---------

            ELECTRONICS 0.7%
 60,000     Nu Horizons Electronics Corp.*                         631,200
                                                                 ---------

            ELECTRONICS -- INSTRUMENTS, GAUGES AND METERS 1.3%
257,000     Computer Access Technology Corp.*                    1,246,450
                                                                 ---------

            ELECTRONICS -- MEDICAL SYSTEMS 3.0%
150,000     Endocardial Solutions, Inc.*                         1,302,000
180,600     IRIDEX Corp.*                                        1,442,994
                                                                 ---------
                                                                 2,744,994
                                                                 ---------

            ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 5.9%
158,850     Advanced Power Technology, Inc.*                     1,455,066
 15,000     Excel Technology, Inc.*                                471,750
106,700     Peak International Ltd.* (Bermuda)                     746,900
 40,000     Pericom Semiconductor Corp.*                           459,200
170,950     PLX Technology, Inc.*                                1,841,132
 50,000     White Electronic Designs Corp.*                        382,500
                                                                 ---------
                                                                 5,356,548
                                                                 ---------

            ELECTRONICS -- TECHNOLOGY 1.1%
 94,750     EFJ, Inc.*                                             440,588
130,000     Iteris Holdings, Inc.*                                 520,000
                                                                 ---------
                                                                   960,588
                                                                 ---------

            FINANCE COMPANIES 2.5%
 60,000     Saxon Capital, Inc.*                                 1,704,600
 34,675     United PanAm Financial Corp.*                          554,453
                                                                 ---------
                                                                 2,259,053
                                                                 ---------

            FINANCIAL -- MISCELLANEOUS 3.9%
 50,000     Encore Capital Group, Inc.*                            830,500
 30,000     First Cash Financial Services, Inc.*                 1,008,900
 90,000     Home Capital Group Inc., Class B (Canada)            1,714,482
                                                                 ---------
                                                                 3,553,882
                                                                 ---------

            HEALTH CARE FACILITIES 0.5%
 70,150     Capital Senior Living Corp.*                           434,229
                                                                 ---------

            HEALTH CARE MANAGEMENT SERVICES 1.8%
 20,000     America Service Group, Inc.*                           686,000
 50,000     Computer Programs & Systems, Inc.                      950,000
                                                                 ---------
                                                                 1,636,000
                                                                 ---------

            HEALTH CARE SERVICES 2.5%
350,000     Covalent Group, Inc.*                                1,193,500
 67,500     Healthcare Services Group                            1,110,375
                                                                 ---------
                                                                 2,303,875
                                                                 ---------

            HOUSEHOLD FURNISHINGS 0.7%
 40,000     Chromcraft Revington, Inc.*                            596,000
                                                                 ---------

            HOUSEHOLD PRODUCTS 0.7%
900,000     HTL International Holdings Ltd. (Singapore)            639,709
                                                                 ---------

            INSURANCE -- PROPERTY AND CASUALTY 0.8%
 50,000     American Safety Insurance Holdings Ltd.* (Bermuda)     728,000
                                                                 ---------

 SHARES                                                                                         VALUE
---------                                                                                    ----------
                         INVESTMENT MANAGEMENT COMPANIES 0.8%
   50,000                Technology Investment Capital Corp.                                $   729,500
                                                                                            -----------
                         MACHINERY -- OIL WELL EQUIPMENT AND SERVICES 0.9%
   40,000                Gulf Island Fabrication, Inc.                                          813,600
                                                                                            -----------
                         MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 12.7%
   20,000                Biosite, Inc.*                                                         639,400
   30,000                Bovie Medical Corp.*                                                    87,000
   55,200                Cyberonics, Inc.*                                                    1,322,592
  149,734                Encision, Inc.*                                                        597,439
  206,600                Enpath Medical, Inc.*                                                2,892,400
   52,175                ICU Medical, Inc.*                                                   1,584,554
  404,690                MacroPore Biosurgery, Inc.*                                          1,618,537
  154,300                Medical Technology Systems, Inc.*                                    1,921,035
  250,000                Patient Infosystems, Inc. PIPE* *** +                                  482,775
  178,200                Pro-Dex, Inc.*                                                         479,358
                                                                                            -----------
                                                                                             11,625,090
                                                                                            -----------

                         METAL MINING 0.9%
2,000,000                EuroZinc Mining Corp. PIPE* *** + (Canada)                             858,481
                                                                                            -----------

                         MISCELLANEOUS MATERIALS AND COMMODITIES 0.5%
  100,000                Sterling Construction Company, Inc.*                                   463,000
                                                                                            -----------

                         PRODUCTION TECHNOLOGY EQUIPMENT 6.5%
  297,300                Genus, Inc.*                                                         1,123,794
  186,925                inTEST Corp.*                                                        1,093,511
  575,000                LogicVision, Inc.*                                                   2,409,250
   27,000                Nanometrics, Inc.*                                                     413,370
    7,300                Nova Measuring Instruments Ltd.* (Israel)                               43,654
   47,225                Rudolph Technologies, Inc.*                                            884,524
                                                                                            -----------
                                                                                              5,968,103
                                                                                            -----------

                         REAL ESTATE INVESTMENT TRUSTS (REIT) 2.9%
   71,600                Bimini Mortgage Management, Inc.*** +                                1,074,000
   20,375                Capital Lease Funding, Inc.*                                           261,208
   48,425                Fieldstone Investment Corp.* *** +                                     932,181
   36,250                Medical Properties Trust, Inc.* *** +                                  362,500
                                                                                            -----------
                                                                                              2,629,889
                                                                                            -----------

                         RECREATIONAL VEHICLES AND BOATS 0.5%
   29,650                National R.V. Holdings, Inc.*                                          468,470
                                                                                            -----------

                         RENTAL AND LEASING SERVICES -- CONSUMER 0.6%
   17,325                Easyhome Ltd.* (Canada)                                                161,718
   24,875                Rainbow Rentals, Inc.*                                                 393,025
                                                                                            -----------
                                                                                                554,743
                                                                                            -----------

                         RETAIL 5.1%
   50,000                Big 5 Sporting Goods Corp.*                                          1,262,500
   25,000                Bijou Brigitte AG (Germany)                                          1,273,671
   50,000                Casual Male Retail Group, Inc.*                                        517,000
   14,000                GiFi (France)                                                          982,018
    5,500                Pason Systems, Inc. (Canada)                                           123,633
   50,000                Whitehall Jewellers, Inc.*                                             457,000
                                                                                            -----------
                                                                                              4,615,822
                                                                                            -----------

                         SAVINGS AND LOANS 0.9%
   60,000                Pacific Premier Bancorp, Inc.*                                         803,940
                                                                                            -----------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                                                        VALUE
---------                                                                                    ----------
                         SERVICES -- COMMERCIAL 4.6%
   25,000                4Kids Entertainment, Inc.*                                         $   559,250
   30,000                AMN Healthcare Services, Inc.*                                         550,500
   15,000                Charles River Associates, Inc.*                                        491,790
  155,000                Management Network Group, Inc.*                                        587,450
   35,000                Monro Muffler, Inc.*                                                   874,650
  100,000                SM&A*                                                                1,101,000
                                                                                            -----------
                                                                                              4,164,640
                                                                                            -----------

                         SOFTWARE 0.1%
   85,000                ACD Systems International, Inc.* (Canada)                              110,756
                                                                                            -----------

                         TELECOMMUNICATIONS EQUIPMENT 0.4%
   70,000                Airspan Networks, Inc.*                                                408,800
                                                                                            -----------

                         TRUCKERS 0.5%
   50,000                USA Truck, Inc.*                                                       483,000
                                                                                            -----------

                         UTILITIES -- TELECOMMUNICATIONS 0.4%
   35,000                Yak Communications USA, Inc.*                                          374,850
                                                                                            -----------

                         TOTAL COMMON STOCKS (COST $ 65,027,462)                             81,654,721
                                                                                            -----------

CONTRACTS                                                                                     VALUE
---------                                                                                   -----------
                         PUT OPTIONS PURCHASED 0.0%

   10,000                iShares Russell 2000 Growth Index Fund expiring 4/17/04,
                         exercise price $ 60.00                                             $     5,500
                                                                                            -----------

                         TOTAL PUT OPTIONS PURCHASED (PREMIUM $24,750)                            5,500
                                                                                            -----------

 SHARES                                                                                        VALUE
---------                                                                                   -----------
                         WARRANTS 0.1%

                         COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.0%
  200,000                CorVu Corp.* *** +                                                 $        --
                                                                                            -----------

                         METAL MINING 0.1%
1,000,000                EuroZinc Mining Corp.* *** + (Canada)                                   83,079
                                                                                            -----------

                         TOTAL WARRANTS (COST $0)                                                83,079
                                                                                            -----------

MICRO CAP VALUE FUND -- PORTFOLIO OF                  MARCH 31, 2004 (UNAUDITED)
INVESTMENTS (CONTINUED)

PRINCIPAL AMOUNT                                                                                VALUE
----------------                                                                            -------------
                      SHORT-TERM INVESTMENTS 11.7%

                      REPURCHASE AGREEMENT 11.7%
  $10,660,000         Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04 with
                      State Street Bank and Trust Co. collateralized by
                      $10,150,000 of United States Treasury Bonds 5.25% due
                      11/15/28; value: $10,873,918; repurchase proceeds:
                      $10,660,148+++ (cost $10,660,000)                                     $  10,660,000
                                                                                            -------------
                      TOTAL SHORT-TERM INVESTMENTS (COST $10,660,000)                          10,660,000
                                                                                            -------------
                      TOTAL INVESTMENTS (COST $75,712,212) 101.2%                              92,403,300
                      LIABILITIES LESS OTHER ASSETS (1.2)%                                     (1,109,899)
                                                                                            -------------
                      NET ASSETS 100.0%                                                     $  91,293,401
                                                                                            =============

  Share                                                                                         Value
  -----                                                                                     -------------
                      SECURITIES SOLD SHORT

 30,000               iShares Russell 2000 Growth Index Fund (proceeds $1,853,779)          $   1,875,000
                                                                                            =============

                      *Non-income producing.

                      ***Security was fair valued under procedures adopted by the Board of Directors.

                      +Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

                      +++All or a portion of this security has been committed as collateral for open short positions, written options or purchase commitments.

                      See notes to financial statements.

                      At March 31, 2004, Wasatch Micro Cap Value Fund's investments, excluding securities sold short and short-term investments, were in the following countries:

COUNTRY                                                                           %
-------                                                                         -----
Bermuda                                                                           1.8
Canada                                                                           11.8
France                                                                            1.9
Germany                                                                           1.5
Israel                                                                            0.1
Norway                                                                            1.1
Singapore                                                                         2.0
United States                                                                    79.8
                                                                                -----
TOTAL                                                                           100.0%
                                                                                =====

SMALL CAP GROWTH FUND -- PORTFOLIO OF INVESTMENTS     MARCH 31, 2004 (UNAUDITED)

SHARES                                                                                            VALUE
-------                                                                                        -----------
                  COMMON AND PREFERRED STOCKS 96.0%

                  AIR TRANSPORT 0.7%
219,655           Expeditors International of Washington, Inc.                                 $ 8,674,176
                                                                                               -----------

                  AIRLINES 0.9%
593,100           WestJet Airlines Ltd.*                                                        11,863,356
                                                                                               -----------

                  BANKS -- OUTSIDE NEW YORK CITY 2.1%
269,400           Doral Financial Corp.                                                          9,482,880
288,600           Prosperity Bancshares, Inc.                                                    6,799,416
195,975           TCF Financial Corp.                                                           10,008,443
                                                                                               -----------
                                                                                                26,290,739
                                                                                               -----------

                  BEVERAGE -- SOFT DRINKS 0.2%
122,950           Peet's Coffee & Tea, Inc.*                                                     2,618,835
                                                                                               -----------

                  BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.1%
330,125           Charles River Laboratories International, Inc.*                               14,145,856
 56,900           Corgentech, Inc.*                                                              1,069,720
884,375           Myriad Genetics, Inc.*                                                        14,344,562
  8,500           Neurochem, Inc.*                                                                 181,815
753,400           QIAGEN N.V.*                                                                   9,922,278
                                                                                               -----------
                                                                                                39,664,231
                                                                                               -----------

                  CHEMICALS 2.6%
783,075           Cabot Microelectronics Corp.*                                                 33,077,088
                                                                                               -----------

                  COMMUNICATIONS TECHNOLOGY 0.8%
367,800           UTStarcom, Inc.*                                                              10,577,928
                                                                                               -----------

                  COMPUTER SERVICES SOFTWARE AND SYSTEMS 6.9%
189,650           CACI International, Inc., Class A*                                             8,154,950
263,373           Cognizant Technology Solutions Corp.*                                         11,917,628
876,000           iPass, Inc.*                                                                   9,574,680
315,675           Macrovision Corp.*                                                             5,896,809
395,125           Manhattan Associates, Inc.*                                                   10,984,475
889,350           Nassda Corp.*                                                                  6,172,089
365,773           PEC Solutions, Inc.*                                                           4,835,519
327,375           SRA International, Inc., Class A*                                             12,093,233
272,900           Verint Systems, Inc.*                                                          8,432,610
967,600           Verisity Ltd.*                                                                 8,959,976
                                                                                               -----------
                                                                                                87,021,969
                                                                                               -----------

                  CONSUMER PRODUCTS 2.1%
984,875           Yankee Candle Co., Inc.*                                                      27,162,852
                                                                                               -----------

                  DRUGS AND PHARMACEUTICALS 5.5%
719,598           ILEX Oncology, Inc.*                                                          17,212,784
350,675           Medicis Pharmaceutical Corp., Class A                                         14,027,000
102,525           NeoPharm, Inc.*                                                                1,923,369
287,355           Priority Healthcare Corp.*                                                     6,117,788
106,600           Medicines Company (The)*                                                       3,433,586
461,925           Taro Pharmaceutical Industries Ltd.*                                          26,787,031
                                                                                               -----------
                                                                                                69,501,558
                                                                                               -----------

                  EDUCATION SERVICES 0.3%
142,150           Renaissance Learning, Inc.                                                     3,745,653
                                                                                               -----------

 SHARES                                                                                             VALUE
---------                                                                                        -----------
                   ELECTRONICS 1.4%
  292,233          Flir Systems, Inc.*                                                           $11,139,922
  293,575          Semtech Corp.*                                                                  6,702,317
                                                                                                 -----------
                                                                                                  17,842,239
                                                                                                 -----------

                   ELECTRONICS -- MEDICAL SYSTEMS 0.9%
  781,275          CTI Molecular Imaging, Inc.*                                                   11,398,802
                                                                                                 -----------

                   ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 5.7%
  273,850          Cree, Inc.*                                                                     6,106,855
  855,830          Integrated Circuit Systems, Inc.*                                              21,421,425
1,446,300          Micrel, Inc.*                                                                  19,308,105
1,315,525          O2Micro International Ltd.*                                                    22,666,496
  402,480          SiRF Technology Holdings, Inc., Series H* *** +                                 2,616,120
                                                                                                 -----------
                                                                                                  72,119,001
                                                                                                 -----------

                   ELECTRONICS -- TECHNOLOGY 0.5%
  260,200          Digital Theater Systems, Inc.*                                                  6,668,926
                                                                                                 -----------

                   ENTERTAINMENT 0.9%
  574,775          Movie Gallery, Inc.                                                            11,259,842
                                                                                                 -----------

                   FINANCIAL INFORMATION SERVICES 1.1%
  337,900          Factset Research Systems, Inc.                                                 14,381,024
                                                                                                 -----------

                   FINANCIAL -- MISCELLANEOUS 1.4%
  455,350          Brown & Brown, Inc.                                                            17,649,366
                                                                                                 -----------

                   HEALTH CARE FACILITIES 3.3%
  794,575          American Healthways, Inc.*                                                     19,403,521
  425,400          Pharmaceutical Product Development, Inc.*                                      12,672,666
  288,725          United Surgical Partners International, Inc.*                                   9,799,327
                                                                                                 -----------
                                                                                                  41,875,514
                                                                                                 -----------

                   HEALTH CARE MANAGEMENT SERVICES 5.7%
  534,400          AMERIGROUP Corp.*                                                              24,422,080
1,517,488          AmSurg Corp.* ++                                                               34,462,164
  207,875          Pediatrix Medical Group, Inc.*                                                 13,096,125
                                                                                                 -----------
                                                                                                  71,980,369
                                                                                                 -----------

                   HEALTH CARE SERVICES 7.1%
  728,050          Accredo Health, Inc.*                                                          27,738,705
  476,050          Icon Plc ADR*                                                                  16,818,847
  891,017          Inveresk Research Group, Inc.*                                                 25,322,703
1,096,518          Odyssey HealthCare, Inc.*                                                      20,669,364
                                                                                                 -----------
                                                                                                  90,549,619
                                                                                                 -----------

                   HOME BUILDING 3.5%
  218,600          Meritage Corp.*                                                                16,231,050
   39,635          NVR, Inc.*                                                                     18,232,100
  217,400          Toll Brothers, Inc.*                                                            9,876,482
                                                                                                 -----------
                                                                                                  44,339,632
                                                                                                 -----------

                   INSURANCE -- MULTI-LINE 0.5%
  165,875          Hilb Rogal & Hamilton Co.                                                       6,319,838
                                                                                                 -----------

                                                      MARCH 31, 2004 (UNAUDITED)

   SHARES                                                                                            VALUE
  ---------                                                                                       ------------
                     MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 5.2%
  220,551            American Medical Systems Holdings, Inc.*                                     $  5,844,601
  191,250            Cyberonics, Inc.*                                                               4,582,350
  557,265            ICU Medical, Inc.*                                                             16,924,138
   81,725            Kinetic Concepts, Inc.*                                                         3,665,366
  857,113            Techne Corp.*                                                                  34,978,782
                                                                                                  ------------
                                                                                                    65,995,237
                                                                                                  ------------

                     MISCELLANEOUS MATERIALS AND COMMODITIES 1.0%
  421,939            Symyx Technologies, Inc.*                                                      12,084,333
                                                                                                  ------------

                     PRODUCTION TECHNOLOGY EQUIPMENT 0.7%
  507,725            Tessera Technologies, Inc.*                                                     9,291,367
                                                                                                  ------------

                     REAL ESTATE INVESTMENT TRUSTS (REIT) 2.3%
  348,650            American Financial Realty Trust                                                 5,909,617
  649,425            Capital Automotive                                                             22,931,197
                                                                                                  ------------
                                                                                                    28,840,814
                                                                                                  ------------

                     RENTAL AND LEASING SERVICES -- CONSUMER 0.7%
  268,812            Rent-A-Center, Inc.*                                                            8,868,108
                                                                                                  ------------

                     RETAIL 13.5%
  278,914            99 Cents Only Stores*                                                           6,811,080
  605,425            Big 5 Sporting Goods Corp.*                                                    15,286,982
  450,598            Chico's FAS, Inc.*                                                             20,907,747
  848,644            Dollar Tree Stores, Inc.*                                                      26,214,613
  377,800            Fred's, Inc.                                                                    9,169,206
  388,116            Hibbett Sporting Goods, Inc.*                                                  14,802,744
   91,325            Jos. A. Bank Clothiers, Inc.*                                                   3,287,700
1,582,372            O'Reilly Automotive, Inc.*                                                     63,358,175
  318,300            Tuesday Morning Corp.*                                                         10,968,618
                                                                                                  ------------
                                                                                                   170,806,865
                                                                                                  ------------
                     SAVINGS AND LOANS 0.6%
  242,968            Harbor Florida Bancshares, Inc.                                                 7,031,494
                                                                                                  ------------

                     SERVICES -- COMMERCIAL 8.6%
  285,275            AMN Healthcare Services, Inc.*                                                  5,234,796
  409,369            Charles River Associates, Inc.*                                                13,421,572
  951,550            Copart, Inc.*                                                                  20,677,181
  234,200            CoStar Group, Inc.*                                                             8,639,638
  362,800            Kroll, Inc.*                                                                    9,741,180
  273,050            LECG Corp.*                                                                     5,310,823
  558,705            Resources Connection, Inc.*                                                    24,649,506
  869,100            West Corp.*                                                                    21,640,590
                                                                                                  ------------
                                                                                                   109,315,286
                                                                                                  ------------

                     TEXTILES -- APPAREL MANUFACTURERS 0.4%
  156,125            Carter's, Inc.*                                                                 4,463,614
                                                                                                  ------------

                     TRANSPORTATION -- MISCELLANEOUS 0.6%
  190,725            C.H. Robinson Worldwide, Inc.                                                   7,915,088
                                                                                                  ------------

                     TRUCKERS 3.0%
1,236,962            Knight Transportation, Inc.*                                                   29,662,349
  464,500            Swift Transportation Co., Inc.*                                                 7,975,465
                                                                                                  ------------
                                                                                                    37,637,814
                                                                                                  ------------

 SHARES                                                                                              VALUE
---------                                                                                       ---------------
                   UTILITIES -- CABLE TV AND RADIO 0.7%
  263,675          Knology, Inc.*                                                               $     1,816,721
  833,818          Mediacom Communications Corp.*                                                     6,687,220
                                                                                                ---------------
                                                                                                      8,503,941
                                                                                                ---------------

                   UTILITIES -- TELECOMMUNICATIONS 1.5%
1,524,375          Nextel Partners, Inc., Class A*                                                   19,298,587
                                                                                                ---------------

                   TOTAL COMMON AND PREFERRED STOCKS (COST $922,760,889)                          1,216,635,105
                                                                                                ---------------

                   LIMITED PARTNERSHIP INTEREST 0.0%

                   OTHER 0.0%
                   Montagu Newhall Global Partners II-B, L.P.* *** +                                    500,000
                                                                                                ---------------

                   TOTAL LIMITED PARTNERSHIP INTEREST (COST $500,000)                                   500,000
                                                                                                ---------------

                   WARRANTS 0.0%

                   ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 0.0%
   40,248          SiRF Technology Holdings, Inc.* *** +                                                     --

                   TOTAL WARRANTS (COST $0)                                                                  --
                                                                                                ---------------

                                                      MARCH 31, 2004 (UNAUDITED)

PRINCIPAL AMOUNT                                                                                     VALUE
----------------                                                                                ---------------
                          U.S. GOVERNMENT OBLIGATIONS 0.4%

  $ 5,027,000             U.S. Treasury Bond, 5.25%, 11/15/28+++                                $     5,307,411
                                                                                                ---------------

                          TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $5,005,240)                         5,307,411
                                                                                                ---------------

                          SHORT-TERM INVESTMENTS 3.9%

                          REPURCHASE AGREEMENT 3.9%
   49,108,000             Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04
                          with State Street Bank and Trust Co. collateralized
                          by $46,760,000 of United States Treasury Bonds 5.25%
                          due 11/15/28; value: $50,095,017; repurchase
                          proceeds: $49,108,682 (cost $49,108,000)                                   49,108,000
                                                                                                ---------------

                          TOTAL SHORT-TERM INVESTMENTS (COST $49,108,000)                            49,108,000
                                                                                                ---------------

                          TOTAL INVESTMENTS (COST $977,374,129) 100.3%                            1,271,550,516

                          LIABILITIES LESS OTHER ASSETS (0.3)%                                       (4,292,150)
                                                                                                ---------------

                          NET ASSETS 100.0%                                                     $ 1,267,258,366
                                                                                                ===============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors.

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

++ Affiliated company (see Note 9).

+++All or a portion of this security has been designated as collateral for open short positions, written options or purchase commitments.

ADR American Depositary Receipt.

                          See notes to financial statements.

SMALL CAP VALUE FUND -- PORTFOLIO OF INVESTMENTS

SHARES                                                                                               VALUE
---------                                                                                         -----------
                   COMMON STOCKS 96.0%

                   AEROSPACE 1.0%
  684,918          HEICO Corp., Class A+++                                                        $ 8,431,341
                                                                                                  -----------

                   AUTO AND TRUCK PARTS 0.1%
   76,250          Supreme Industries, Inc., Class A                                                  527,650
                                                                                                  -----------

                   AUTO PARTS -- AFTER MARKET 3.3%
  848,139          Aftermarket Technology Corp.*                                                   12,459,162
  534,709          Keystone Automotive Industries, Inc.*                                           14,629,638
                                                                                                  -----------
                                                                                                   27,088,800
                                                                                                  -----------

                   BANKS 0.5%
1,238,722          UTI Bank Limited                                                                 4,193,367
                                                                                                  -----------

                   BANKS -- OUTSIDE NEW YORK CITY 3.8%
  242,425          Doral Financial Corp.                                                            8,533,360
   50,005          First State Bancorporation                                                       1,543,154
  429,650          Franklin Bank Corp.*                                                             7,987,194
  193,350          Nara Bancorp, Inc.                                                               5,727,027
  132,675          TCF Financial Corp.                                                              6,775,712
                                                                                                  -----------
                                                                                                   30,566,447
                                                                                                  -----------

                   COMMERCIAL INFORMATION SERVICES 0.3%
  223,975          Integrated Alarm Services Group, Inc.*                                           2,130,002
                                                                                                  -----------

                   COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.3%
  150,775          SPSS, Inc.*                                                                      2,759,183
                                                                                                  -----------

                   CONSUMER PRODUCTS 1.7%
  227,800          CoolBrands International, Inc.*                                                  3,968,079
  167,775          Jarden Corp.*                                                                    5,957,690
  145,175          RC2 Corp.*                                                                       3,992,312
                                                                                                  -----------
                                                                                                   13,918,081
                                                                                                  -----------

                   CONTAINERS AND PACKAGING -- METAL AND GLASS 1.8%
  850,062          Mobile Mini, Inc.* ++                                                           14,706,073
                                                                                                  -----------

                   DIVERSIFIED FINANCIALS 1.2%
  272,850          Housing Development Finance Corp. Ltd.                                           4,054,041
  599,750          Rewards Network, Inc.*                                                           5,997,500
                                                                                                  -----------
                                                                                                   10,051,541
                                                                                                  -----------

                   DRUGS AND PHARMACEUTICALS 1.0%
  323,553          Chattem, Inc.*                                                                   8,386,494
                                                                                                  -----------
                   ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.1%
  376,900          Vanguard Response Systems, Inc. PIPE* *** +                                        890,181
                                                                                                  -----------
                   ELECTRONICS 1.8%
  488,550          Nu Horizons Electronics Corp.*                                                   5,139,546
  560,925          Supertex, Inc.*                                                                  9,356,229
                                                                                                  -----------
                                                                                                   14,495,775
                                                                                                  -----------
                   ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 1.6%
  207,700          Excel Technology, Inc.*                                                          6,532,165
  143,475          LSI Logic Corp.*                                                                 1,340,057
  343,275          Peak International Ltd.*                                                         2,402,925
  267,750          Pericom Semiconductor Corp.*                                                     3,073,770
                                                                                                  -----------
                                                                                                   13,348,917
                                                                                                  -----------

                                                      MARCH 31, 2004 (UNAUDITED)

SHARES                                                                                                   VALUE
-------                                                                                               -----------
                  ENTERTAINMENT 1.3%
518,000           Movie Gallery, Inc.                                                                 $10,147,620
                                                                                                      -----------

                  FINANCE COMPANIES 5.6%
287,325           Accredited Home Lenders Holding Co.*                                                 11,320,605
826,800           Saxon Capital, Inc.*                                                                 23,489,388
493,500           United PanAm Financial Corp.*                                                         7,891,065
131,461           World Acceptance Corp.*                                                               2,564,804
                                                                                                      -----------
                                                                                                       45,265,862
                                                                                                      -----------

                  FINANCE -- SMALL LOAN 1.7%
828,400           AmeriCredit Corp.* +++                                                               14,107,652
                                                                                                      -----------

                  FINANCIAL -- MISCELLANEOUS 1.5%
314,979           Fidelity National Financial, Inc.                                                    12,473,168
                                                                                                      -----------

                  FOODS 2.7%
593,306           NBTY, Inc.*                                                                          22,059,117
                                                                                                      -----------

                  HEALTH CARE FACILITIES 0.5%
624,925           Capital Senior Living Corp.*                                                          3,868,286
                                                                                                      -----------

                  HEALTH CARE MANAGEMENT SERVICES 2.8%
119,365           America Service Group, Inc.*                                                          4,094,220
206,950           Centene Corp.*                                                                        6,330,600
201,675           Molina Healthcare, Inc.*                                                              5,913,111
172,925           Pacificare Health Systems*                                                            6,839,184
                                                                                                      -----------
                                                                                                       23,177,115
                                                                                                      -----------

                  HEALTH CARE SERVICES 1.0%
262,625           Apria Healthcare Group, Inc.*                                                         7,862,992
                                                                                                      -----------

                  HOME BUILDING 4.5%
 34,504           Beazer Homes USA, Inc.                                                                3,654,319
100,292           M.D.C. Holdings, Inc.                                                                 7,060,592
146,000           Meritage Corp.*                                                                      10,840,500
 18,500           NVR, Inc.*                                                                            8,510,000
142,400           Toll Brothers, Inc.*                                                                  6,469,232
                                                                                                      -----------
                                                                                                       36,534,643
                                                                                                      -----------
                  HOTEL/MOTEL 0.9%
422,525           Orient-Express Hotels Ltd., Class A                                                   7,558,972
                                                                                                      -----------
                  HOUSEHOLD FURNISHINGS 0.4%
148,450           Hooker Furniture Corp.                                                                3,449,978
                                                                                                      -----------

                  INSURANCE -- LIFE 0.5%
183,600           Scottish Re Group Ltd.                                                                4,441,284
                                                                                                      -----------

                  INSURANCE -- MULTI-LINE 1.9%
843,875           Hub International Ltd.                                                               15,485,106
                                                                                                      -----------

                  INSURANCE -- PROPERTY AND CASUALTY 1.3%
300,875           Direct General Corp.                                                                 10,891,675
                                                                                                      -----------

                  INVESTMENT MANAGEMENT COMPANIES 1.8%
564,400           MCG Capital Corp.                                                                    11,395,236
229,825           Technology Investment Capital Corp.                                                   3,353,147
                                                                                                      -----------
                                                                                                       14,748,383
                                                                                                      -----------

SHARES                                                                                    VALUE
-------                                                                               -------------
                  LEISURE TIME 1.3%
606,375           Action Performance Companies, Inc.                                  $   9,259,346
164,800           Bally Total Fitness Holding Corp.* +++                                    965,728
                                                                                      -------------
                                                                                         10,225,074
                                                                                      -------------

                  MACHINERY -- OIL WELL EQUIPMENT AND SERVICES 1.0%
372,450           Core Laboratories N.V.*                                                 7,895,940
                                                                                      -------------

                  MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.0%
352,600           Sola International, Inc.*                                               8,197,950
                                                                                      -------------

                  MEDICAL SERVICES 0.7%
392,650           U.S. Physical Therapy, Inc.*                                            5,418,570
                                                                                      -------------

                  OIL -- CRUDE PRODUCERS 0.4%
195,300           Plains Exploration & Production Co.*                                    3,640,392
                                                                                      -------------

                  PRODUCTION TECHNOLOGY EQUIPMENT 0.6%
320,550           Nanometrics Inc.*                                                       4,907,621
                                                                                      -------------

                  REAL ESTATE 1.0%
158,725           LNR Property Corp.                                                      8,496,549
                                                                                      -------------

                  REAL ESTATE INVESTMENT TRUSTS (REIT) 14.6%
595,450           American Financial Realty Trust*** +                                    9,891,020
264,675           American Home Mortgage Investment Corp.                                 7,622,640
281,100           Anworth Mortgage Asset Corp.                                            3,924,156
 75,025           Arbor Realty Trust, Inc.** *** +                                        6,833,277
642,325           Bimini Mortgage Management, Inc.*** + ++                                9,634,875
235,775           Capital Automotive                                                      8,325,215
179,350           Capital Lease Funding, Inc.*                                            2,299,267
397,325           Falcon Financial Investment Trust*                                      3,691,149
443,050           Fieldstone Investment Corp.* *** +                                      8,528,713
437,336           Friedman, Billings, Ramsey Group, Inc., Class A                        11,803,699
141,775           Hanover Capital Mortgage Holdings, Inc.                                 2,204,601
407,875           Luminent Mortgage Capital, Inc.                                         5,771,431
325,500           Medical Properties Trust, Inc.* *** +                                   3,255,000
474,200           MFA Mortgage Investments, Inc.                                          4,789,420
494,800           Newcastle Investment Corp.                                             16,674,760
216,875           Redwood Trust, Inc.                                                    13,483,119
                                                                                      -------------
                                                                                        118,732,342
                                                                                      -------------

                  RECREATIONAL VEHICLES AND BOATS 0.5%
123,725           National R.V. Holdings, Inc.*                                           1,954,855
 65,750           Thor Industries, Inc.                                                   1,766,045
                                                                                      -------------
                                                                                          3,720,900
                                                                                      -------------

                  RENTAL AND LEASING SERVICES -- COMMERCIAL 0.2%
480,398           MicroFinancial, Inc.*                                                   1,513,254
                                                                                      -------------

                  RENTAL AND LEASING SERVICES -- CONSUMER 1.7%
 94,425           Rainbow Rentals, Inc.*                                                  1,491,915
373,962           Rent-A-Center, Inc.*                                                   12,337,006
                                                                                      -------------
                                                                                         13,828,921
                                                                                      -------------
                  RESTAURANTS 0.7%
329,350           O'Charley's, Inc.*                                                      6,010,638
                                                                                      -------------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                                                                 VALUE
---------                                                                                           ------------
                     RETAIL 14.4%
  507,750            Big 5 Sporting Goods Corp.*                                                    $ 12,820,687
1,358,700            Casual Male Retail Group, Inc.*                                                  14,048,958
  431,650            Cato Corp. (The), Class A                                                         8,667,532
  532,375            Global Imaging Systems, Inc.*                                                    17,685,498
  250,075            Group 1 Automotive, Inc.*                                                         9,052,715
  538,375            Lithia Motors, Inc., Class A                                                     14,886,069
  207,700            MarineMax, Inc.*                                                                  5,518,589
  167,675            O'Reilly Automotive, Inc.*                                                        6,713,707
  292,500            School Specialty, Inc.*                                                          10,404,225
  416,442            Sonic Automotive, Inc.                                                           10,431,872
  805,568            Whitehall Jewellers, Inc.* ++                                                     7,362,891
                                                                                                    ------------
                                                                                                     117,592,743
                                                                                                    ------------

                     SAVINGS AND LOANS 1.6%
  552,457            Commercial Capital Bancorp, Inc.*                                                12,662,314
                                                                                                    ------------

                     SERVICES -- COMMERCIAL 6.7%
  284,050            Administaff, Inc.*                                                                4,950,991
  689,027            AMN Healthcare Services, Inc.*                                                   12,643,645
  218,026            Coinstar, Inc.*                                                                   3,460,073
  191,087            Monro Muffler, Inc.*                                                              4,775,264
  701,960            Navigant International, Inc.*                                                    12,635,280
  194,650            RemedyTemp, Inc., Class A*                                                        2,579,112
  606,650            SM&A*                                                                             6,679,217
  181,175            World Fuel Services Corp.                                                         6,654,558
                                                                                                    ------------
                                                                                                      54,378,140
                                                                                                    ------------

                     TRUCKERS 1.4%
  315,487            Transport Corporation of America, Inc.*                                           2,239,958
  472,250            USA Truck, Inc.* ++                                                               4,561,935
  317,650            Vitran Corp., Inc.*                                                               4,605,925
                                                                                                    ------------
                                                                                                      11,407,818
                                                                                                    ------------
                     UTILITIES -- TELECOMMUNICATIONS 1.3%
  828,500            Nextel Partners, Inc., Class A*                                                  10,488,810
                                                                                                    ------------

                     TOTAL COMMON STOCKS (COST $556,443,781)                                         782,683,681
                                                                                                    ------------

                     WARRANTS 0.0%

                     ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.0%
  188,450            Vanguard Response Systems, Inc.* *** +                                                   --
                                                                                                    ------------

                     TOTAL WARRANTS (COST $0)                                                                 --
                                                                                                    ------------

SMALL CAP VALUE FUND -- PORTFOLIO OF                  MARCH 31, 2004 (UNAUDITED)
INVESTMENTS (CONTINUED)

PRINCIPAL AMOUNT                                                                                      VALUE
----------------                                                                                 ---------------
                          SHORT-TERM INVESTMENTS 3.9%

                          REPURCHASE AGREEMENT 3.9%
  $31,470,000             Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04
                          with State Street Bank and Trust Co. collateralized by
                          $23,925,000 of United States Treasury Bonds 7.50% due
                          11/15/16; value: $32,103,067; repurchase proceeds:
                          $31,470,437 (cost $31,470,000)                                         $    31,470,000
                                                                                                 ---------------

                          TOTAL SHORT-TERM INVESTMENTS (COST $31,470,000)                             31,470,000
                                                                                                 ---------------

                          TOTAL INVESTMENTS (COST $587,913,781) 99.9%                                814,153,681

                          OTHER ASSETS LESS LIABILITIES 0.1%                                             917,985
                                                                                                 ---------------

                          NET ASSETS 100.0%                                                      $   815,071,666
                                                                                                 ===============

 SHARES                                                                                               VALUE
 ------                                                                                          ---------------
                          SECURITIES SOLD SHORT

100,000                   HEICO Corp. (proceeds $778,691)                                        $     1,569,000
                                                                                                 ===============

*Non-income producing.

**Each unit consists of five shares of common stock and one warrant.

***Security was fair valued under procedures adopted by the Board of Directors.

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

++ Affiliated company (see Note 9).

+++All or a portion of this security has been designated as collateral for open short positions, written options or purchase commitments.

                          See notes to financial statements.

ULTRA GROWTH FUND -- PORTFOLIO OF INVESTMENTS         MARCH 31, 2004 (UNAUDITED)

SHARES                                                                                            VALUE
-------                                                                                        -----------
                  COMMON AND PREFERRED STOCKS 97.3%

                  AUTO PARTS -- AFTER MARKET 0.2%
230,000           IMPCO Technologies, Inc. PIPE* *** +                                         $ 1,221,024
                                                                                               -----------
                  AUTO PARTS -- ORIGINAL EQUIPMENT 0.3%
188,000           Quantum Fuel Systems Technologies Worldwide, Inc.*                             1,490,840
                                                                                               -----------

                  BANKS -- OUTSIDE NEW YORK CITY 2.2%
 64,825           Commerce Bancorp, Inc.                                                         4,270,671
146,787           Doral Financial Corp.                                                          5,166,902
112,700           Wilshire State Bank*                                                           2,700,269
                                                                                               -----------
                                                                                                12,137,842
                                                                                               -----------

                  BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.5%
 18,800           Corgentech, Inc.*                                                                353,440
 76,400           Neurochem, Inc.*                                                               1,634,196
 82,675           Xcyte Therapies, Inc.*                                                           619,236
                                                                                               -----------
                                                                                                 2,606,872
                                                                                               -----------

                  CASINOS AND GAMBLING 0.2%
 29,850           Shuffle Master, Inc.*                                                          1,387,727
                                                                                               -----------

                  CHEMICALS 3.5%
459,150           Cabot Microelectronics Corp.*                                                 19,394,496
                                                                                               -----------

                  COMMUNICATIONS TECHNOLOGY 4.8%
410,325           Remec, Inc.*                                                                   3,118,470
828,775           UTStarcom, Inc.*                                                              23,835,569
 91,388           Xtera Communications, Inc.* *** +                                                 99,065
                                                                                               -----------
                                                                                                27,053,104
                                                                                               -----------

                  COMPUTER SERVICES SOFTWARE AND SYSTEMS 10.7%
229,080           Cognizant Technology Solutions Corp.*                                         10,365,870
115,720           Concord Communications, Inc.*                                                  1,667,525
582,754           EPIQ Systems, Inc.*                                                            9,545,511
180,150           iPass, Inc.*                                                                   1,969,039
616,446           Kintera, Inc.*                                                                10,276,155
202,425           Manhattan Associates, Inc.*                                                    5,627,415
629,678           Nassda Corp.*                                                                  4,369,965
174,100           Opnet Technologies, Inc.*                                                      2,595,831
220,100           PDF Solutions, Inc.*                                                           2,533,351
 81,885           PEC Solutions, Inc.*                                                           1,082,520
136,459           SRA International, Inc., Class A*                                              5,040,795
594,334           Verisity Ltd.*                                                                 5,503,533
                                                                                               -----------
                                                                                                60,577,510
                                                                                               -----------

                  DRUGS AND PHARMACEUTICALS 2.5%
 67,800           Angiotech Pharmaceuticals, Inc.*                                               1,654,998
 73,250           Atrix Laboratories, Inc.*                                                      1,867,875
 61,392           Connetics Corp.*                                                               1,361,061
 49,600           NeoPharm, Inc.*                                                                  930,496
 29,000           Northwest Biotherapeutics, Inc.*                                                   3,799
141,100           Taro Pharmaceutical Industries Ltd.*                                           8,182,389
                                                                                               -----------
                                                                                                14,000,618
                                                                                               -----------

                  EDUCATION SERVICES 6.2%
507,308           Career Education Corp.*                                                       28,733,925
143,250           Corinthian Colleges, Inc.*                                                     4,735,845
171,550           Princeton Review, Inc. (The)*                                                  1,482,192
                                                                                               -----------
                                                                                                34,951,962
                                                                                               -----------

 SHARES                                                                                                 VALUE
---------                                                                                            -----------
                   ELECTRICAL AND ELECTRONICS 0.2%
   74,525          Plexus Corp.*                                                                     $ 1,325,800
                                                                                                     -----------

                   ELECTRICAL EQUIPMENT AND COMPONENTS 0.9%
  134,000          BW Technologies Ltd.*                                                               2,838,572
   35,650          Cherokee International Corp.*                                                         513,360
   99,375          Flextronics International Ltd.*                                                     1,711,237
                                                                                                     -----------
                                                                                                       5,063,169
                                                                                                     -----------

                   ELECTRONICS 0.4%
   54,850          Flir Systems, Inc.*                                                                 2,090,882
                                                                                                     -----------

                   ELECTRONICS -- MEDICAL SYSTEMS 0.5%
  144,075          EPIX Medical, Inc.*                                                                 2,989,556
                                                                                                     -----------

                   ELECTRONICS -- SEMICONDUCTORS/COMPONENTS 5.8%
   64,200          Cree, Inc.*                                                                         1,431,660
  118,675          Integrated Circuit Systems, Inc.*                                                   2,970,435
  284,725          Micrel, Inc.*                                                                       3,801,079
1,073,900          O2Micro International Ltd.*                                                        18,503,297
1,188,275          Sirenza Microdevices, Inc.*                                                         5,275,941
  124,000          SiRF Technology Holdings, Inc., Series H* *** +                                       806,000
                                                                                                     -----------
                                                                                                      32,788,412
                                                                                                     -----------

                   FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 1.1%
   29,125          Affiliated Computer Services, Inc.*                                                 1,511,588
  137,675          iPayment Holdings, Inc.*                                                            4,579,070
                                                                                                     -----------
                                                                                                       6,090,658
                                                                                                     -----------

                   FINANCIAL -- MISCELLANEOUS 1.3%
  293,950          Encore Capital Group, Inc.*                                                         4,882,509
   97,050          Portfolio Recovery Associates, Inc.*                                                2,614,527
                                                                                                     -----------
                                                                                                       7,497,036
                                                                                                     -----------

                   HEALTH CARE FACILITIES 6.7%
  593,116          American Healthways, Inc.*                                                         14,483,893
  144,600          Pharmaceutical Product Development, Inc.*                                           4,307,634
  562,475          United Surgical Partners International, Inc.*                                      19,090,401
                                                                                                     -----------
                                                                                                      37,881,928
                                                                                                     -----------

                   HEALTH CARE MANAGEMENT SERVICES 5.3%
  524,754          AmSurg Corp.*                                                                      11,917,163
  195,600          Centene Corp.*                                                                      5,983,404
  184,625          Pediatrix Medical Group, Inc.*                                                     11,631,375
                                                                                                     -----------
                                                                                                      29,531,942
                                                                                                     -----------

                   HEALTH CARE SERVICES 16.0%
1,374,470          Accredo Health, Inc.*                                                              52,367,307
  152,025          Express Scripts, Inc.*                                                             11,339,544
  105,975          Icon Plc ADR*                                                                       3,744,097
  153,250          Inveresk Research Group, Inc.*                                                      4,355,365
  950,287          Odyssey HealthCare, Inc.*                                                          17,912,910
                                                                                                     -----------
                                                                                                      89,719,223
                                                                                                     -----------

                   HOUSEHOLD FURNISHINGS 1.0%
  201,450          Select Comfort Corp.*                                                               5,558,006
                                                                                                     -----------

                   INSURANCE -- MULTI-LINE 0.5%
  140,150          Hub International Ltd.                                                              2,571,753
                                                                                                     -----------

                                                      MARCH 31, 2004 (UNAUDITED)

 SHARES                                                                              VALUE
---------                                                                         -----------
             INSURANCE--PROPERTY AND CASUALTY 0.2%
   29,350    Direct General Corp.                                                 $ 1,062,470
                                                                                  -----------
             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 2.4%
  108,175    Biosite, Inc.*                                                         3,458,355
  124,450    Cyberonics, Inc.*                                                      2,981,822
   38,750    Kinetic Concepts, Inc.*                                                1,737,937
  134,775    Molecular Devices Corp.*                                               2,539,161
   70,675    Techne Corp.*                                                          2,884,247
                                                                                  -----------
                                                                                   13,601,522
                                                                                  -----------
             MISCELLANEOUS MATERIALS AND COMMODITIES 1.5%
  299,200    Symyx Technologies, Inc.*                                              8,569,088
                                                                                  -----------
             PRODUCTION TECHNOLOGY EQUIPMENT 1.7%
  292,075    LogicVision, Inc.*                                                     1,223,794
  308,000    Rudolph Technologies, Inc.*                                            5,768,840
  149,625    Tessera Technologies, Inc.*                                            2,738,138
                                                                                  -----------
                                                                                    9,730,772
                                                                                  -----------
             RETAIL 4.0%
  139,350    99 Cents Only Stores*                                                  3,402,927
  283,174    Dollar Tree Stores, Inc.*                                              8,747,245
   43,900    Jos. A. Bank Clothiers, Inc.*                                          1,580,400
  211,000    O'Reilly Automotive, Inc.*                                             8,448,440
                                                                                  -----------
                                                                                   22,179,012
                                                                                  -----------
             SAVINGS AND LOANS 0.7%
  178,700    Commercial Capital Bancorp, Inc.*                                      4,095,804
                                                                                  -----------
             SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.1%
  283,575    Biacore International AB ADR*                                          6,380,438
                                                                                  -----------
             SERVICES--COMMERCIAL 12.9%
  226,025    Advisory Board Co. (The)*                                              8,261,214
  523,030    AMN Healthcare Services, Inc.*                                         9,597,601
   65,900    Corporate Executive Board Co.                                          3,097,300
  260,325    CoStar Group, Inc.*                                                    9,603,389
   44,000    IQ4HIRE, Inc.* *** +                                                         440
  221,650    Kroll, Inc.*                                                           5,951,303
  268,175    LECG Corp.*                                                            5,216,004
  896,569    Management Network Group, Inc.*                                        3,397,996
   88,200    Resources Connection, Inc.*                                            3,891,296
  339,750    SM&A*                                                                  3,740,647
1,790,049    Wireless Facilities, Inc.*                                            19,708,439
                                                                                  -----------
                                                                                   72,465,629
                                                                                  -----------
             UTILITIES--TELECOMMUNICATIONS 2.0%
  554,625    Nextel Partners, Inc., Class A*                                        7,021,552
  527,219    Primus Telecommunications Group, Inc.*                                 4,433,912
                                                                                  -----------
                                                                                   11,455,464
                                                                                  -----------

             TOTAL COMMON AND PREFERRED STOCKS (COST $448,983,801)                547,470,559
                                                                                  -----------

ULTRA GROWTH FUND -- PORTFOLIO OF                     MARCH 31, 2004 (UNAUDITED)
INVESTMENTS (CONTINUED)

 SHARES                                                                                                        VALUE
-------                                                                                                    -------------
                   LIMITED PARTNERSHIP INTEREST 0.1%
                   OTHER 0.1%
                   Montagu Newhall Global Partners II-B, L.P.* *** +                                       $     450,000
                                                                                                           -------------

                   TOTAL LIMITED PARTNERSHIP INTEREST (COST $450,000)                                            450,000
                                                                                                           -------------
                   WARRANTS 0.0%

                   ELECTRONICS--SEMICONDUCTORS/COMPONENTS 0.0%
 12,400            SiRF Technology Holdings, Inc.* *** +                                                              --
                                                                                                           -------------
                   TOTAL WARRANTS (COST $0)                                                                           --
                                                                                                           -------------

PRINCIPAL AMOUNT                                                                                               VALUE
----------------                                                                                           -------------
                   U.S. GOVERNMENT OBLIGATIONS 0.8%
  $ 4,525,000      U.S. Treasury Bond, 5.25%, 11/15/28+++                                                  $   4,777,409
                                                                                                           -------------

                   TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $4,505,413)                                         4,777,409
                                                                                                           -------------
                   SHORT-TERM INVESTMENTS 0.4%
                   REPURCHASE AGREEMENT 0.4%
    2,320,000      Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04 with State
                   Street Bank and Trust Co. collateralized by $2,210,000 of United States
                   Treasury Bonds 5.25% due 11/15/28; value: $2,367,622; repurchase proceeds:
                   $2,320,032 (cost $2,320,000)                                                                2,320,000
                                                                                                           -------------

                   TOTAL SHORT-TERM INVESTMENTS (COST $2,320,000)                                              2,320,000
                                                                                                           -------------

                   TOTAL INVESTMENTS (COST $456,259,214) 98.6%                                               555,017,968

                   OTHER ASSETS LESS LIABILITIES 1.4%                                                          7,834,667
                                                                                                           -------------

                   NET ASSETS 100.0%                                                                       $ 562,852,635
                                                                                                           =============

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors.

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (See Note 10).

+++All or a portion of this security has been designated as collateral for open short positions, written options or purchase commitments.

ADR American Depositary Receipt.

See notes to financial statements.

U.S. TREASURY FUND -- PORTFOLIO OF INVESTMENTS        MARCH 31, 2004 (UNAUDITED)

PRINCIPAL AMOUNT                                                                                        VALUE
----------------                                                                                     -----------
                   U.S. GOVERNMENT OBLIGATIONS 97.9%

  $ 5,050,000      U.S. Treasury Bond, 5.375%, 2/15/31                                               $ 5,504,500
    2,000,000      U.S. Treasury Bond, 5.50%, 8/15/28                                                  2,181,484
    4,300,000      U.S. Treasury Bond, 6.125%, 11/15/27                                                5,072,994
      800,000      U.S. Treasury Bond, 6.375%, 8/15/27                                                   971,500
      540,000      U.S. Treasury Bond, 6.50%, 11/15/26                                                   664,326
    1,470,000      U.S. Treasury Bond, 6.625%, 2/15/27                                                 1,834,916
    1,750,000      U.S. Treasury Bond, 6.75%, 8/15/26                                                  2,212,656
    2,755,000      U.S. Treasury Bond, 6.875%, 8/15/25                                                 3,519,405
    5,430,000      U.S. Treasury Bond, 7.50%, 11/15/24                                                 7,382,465
   30,100,000      U.S. Treasury Strip, principal only, 11/15/21                                      12,370,829
   22,915,000      U.S. Treasury Strip, principal only, 11/15/27                                       6,752,570
   10,100,000      U.S. Treasury Strip, principal only, 8/15/25                                        3,350,574
                                                                                                     -----------

                   TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $45,878,005)                               51,818,219
                                                                                                     -----------

                   SHORT-TERM INVESTMENTS 1.7%

                   REPURCHASE AGREEMENT 1.7%
      905,000      Repurchase Agreement dated 3/31/04, 0.50% due 4/1/04 with State
                   Street Bank and Trust Co. collateralized by $865,000 of United States
                   Treasury Bonds 5.25% due 11/15/28; value: $926,694; repurchase proceeds:
                   $905,013 (cost $905,000)                                                              905,000
                                                                                                     -----------

                   TOTAL SHORT-TERM INVESTMENTS (COST $905,000)                                          905,000
                                                                                                     -----------

                   TOTAL INVESTMENTS (COST $46,783,005) 99.6%                                         52,723,219

                   OTHER ASSETS LESS LIABILITIES 0.4%                                                    229,378
                                                                                                     -----------

                   NET ASSETS 100.0%                                                                 $52,952,597
                                                                                                     ===========

                   See notes to financial statements.

WASATCH FUNDS -- STATEMENTS OF ASSETS AND LIABILITIES

                                                                                            CORE
                                                                                           GROWTH
                                                                                            FUND
                                                                                       ---------------
ASSETS:
  Investments, at cost
    Nonaffiliated issuers                                                              $ 1,138,804,823
    Affiliated issuers                                                                      18,766,125
    Repurchase agreements                                                                   34,129,000
                                                                                       ---------------
                                                                                       $ 1,191,699,948
                                                                                       ===============
  Investments, at market value
    Nonaffiliated issuers                                                              $ 1,529,105,887
    Affiliated issuers                                                                      18,766,125
    Repurchase agreements                                                                   34,129,000
Cash                                                                                         1,040,308
Foreign currency on deposit (cost of $0, $0, $466,227,
  $185,388 and $86,100, respectively)                                                               --
Receivable for investment securities sold                                                    2,789,732
Receivable from broker for securities sold short                                                    --
Capital shares receivable                                                                    1,010,196
Interest and dividends receivable                                                            1,520,767
Unrealized appreciation on foreign currency contracts                                               --
Prepaid expenses and other assets                                                               25,608
                                                                                       ---------------
    Total Assets                                                                         1,588,387,623
                                                                                       ---------------
LIABILITIES:
  Securities sold short, at value (proceeds of $0, $0, $0, $0
    and $1,853,779, respectively)                                                                   --
  Payable for securities purchased                                                           2,275,058
  Capital shares payable                                                                       841,439
  Accrued advisory fee                                                                       1,322,432
  Accrued administration fee                                                                    42,043
  Unrealized depreciation on foreign currency contracts                                             --
  Accrued expenses                                                                             460,754
                                                                                       ---------------
    Total Liabilities                                                                        4,941,726
                                                                                       ---------------

NET ASSETS                                                                             $ 1,583,445,897
                                                                                       ===============
NET ASSETS CONSIST OF:
  Capital stock                                                                        $       393,213
  Paid-in capital in excess of par                                                       1,228,837,056
  Undistributed net investment income (loss)                                                   701,894
  Undistributed net realized gain (loss) on investments
    and foreign currency translations                                                      (36,787,330)
  Net unrealized appreciation on investments
    and foreign currency translations                                                      390,301,064
                                                                                       ---------------
  Net Assets                                                                           $ 1,583,445,897
                                                                                       ===============
CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                                                                            10,000,000,000
  Issued and outstanding                                                                    39,321,291

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                         $         40.27
                                                                                       ===============

See notes to financial statements.

                                                      MARCH 31, 2004 (UNAUDITED)

 GLOBAL SCIENCE               INTERNATIONAL                MICRO                  MICRO CAP
  & TECHNOLOGY                   GROWTH                     CAP                     VALUE
      FUND                        FUND                      FUND                     FUND
---------------              ---------------         ---------------           ---------------
$    73,574,217              $   116,315,202         $   365,373,462           $    65,052,212
             --                           --              26,143,819                        --
      2,430,000                   12,259,000               2,697,000                10,660,000
---------------              ---------------         ---------------           ---------------
$    76,004,217              $   128,574,202         $   394,214,281           $    75,712,212
===============              ===============         ===============           ===============

$    81,383,698              $   140,315,653         $   546,392,855           $    81,743,300
             --                           --              29,648,508                        --
      2,430,000                   12,259,000               2,697,000                10,660,000
            838                          562                      31                       873

             --                      470,346                 185,021                    86,381
      2,595,604                      727,213               6,253,931                   798,084
             --                           --                      --                 2,735,673
         90,461                      574,623                  40,085                        --
         10,492                       65,612                  20,683                    44,970
             --                        1,472                      --                       588
         13,599                       14,051                  14,145                     9,256
---------------              ---------------         ---------------           ---------------
     86,524,692                  154,428,532             585,252,259                96,079,125
---------------              ---------------         ---------------           ---------------

             --                           --                      --                 1,875,000
        379,583                    2,381,042               5,251,490                 2,751,951
         18,142                       44,159                  50,746                        --
        104,729                      181,982                 970,477                   104,151
          2,311                        3,855                  15,446                     2,438
             --                          715                      --                       708
         57,505                       64,720                 153,426                    51,476
---------------              ---------------         ---------------           ---------------
        562,270                    2,676,473               6,441,585                 4,785,724
---------------              ---------------         ---------------           ---------------

$    85,962,422              $   151,752,059         $   578,810,674           $    91,293,401
===============              ===============         ===============           ===============

$        71,504              $       102,833         $       759,411           $       336,138
     79,314,482                  128,403,795             349,837,478                66,778,845
       (683,308)                    (768,460)             (5,693,472)                 (830,376)

       (549,753)                      13,277              49,386,391                 8,338,667

      7,809,497                   24,000,614             184,520,866                16,670,127
---------------              ---------------         ---------------           ---------------
$    85,962,422              $   151,752,059         $   578,810,674           $    91,293,401
===============              ===============         ===============           ===============

 10,000,000,000               10,000,000,000          10,000,000,000            10,000,000,000
      7,150,366                   10,283,334              75,941,069                33,613,774

$         12.02              $         14.76         $          7.62           $          2.72
===============              ===============         ===============           ===============

                                                                                        SMALL CAP
                                                                                         GROWTH
                                                                                           FUND
                                                                                     ---------------
ASSETS:
  Investments, at cost
    Nonaffiliated issuers                                                            $   910,348,653
    Affiliated issuers                                                                    17,917,476
    Repurchase agreements                                                                 49,108,000
                                                                                     ---------------
                                                                                     $   977,374,129
                                                                                     ===============
  Investments, at market value
    Nonaffiliated issuers                                                            $ 1,187,980,352
    Affiliated issuers                                                                    34,462,164
    Repurchase agreements                                                                 49,108,000
  Cash                                                                                     1,973,904
  Receivable for investment securities sold                                                       --
  Receivable from broker for securities sold short                                                --
  Capital shares receivable                                                                  577,717
  Interest and dividends receivable                                                          241,410
  Unrealized appreciation on foreign currency contracts                                           --
  Prepaid expenses and other assets                                                           21,022
                                                                                     ---------------
    Total Assets                                                                       1,274,364,569
                                                                                     ---------------
LIABILITIES:
  Securities sold short, at value (proceeds of $0, $778,691, $0
    and $0, respectively)                                                                         --
  Payable for securities purchased                                                         4,651,329
  Capital shares payable                                                                     973,367
  Accrued advisory fee                                                                     1,068,260
  Accrued administration fee                                                                  33,978
  Accrued expenses                                                                           379,269
                                                                                     ---------------
    Total Liabilities                                                                      7,106,203
                                                                                     ---------------

NET ASSETS                                                                           $ 1,267,258,366
                                                                                     ===============
NET ASSETS CONSIST OF:
  Capital stock                                                                      $       350,913
  Paid-in capital in excess of par                                                       966,686,890
  Undistributed net investment income (loss)                                              (5,692,685)
  Undistributed net realized gain (loss) on investments
    and foreign currency translations                                                     11,736,861
  Net unrealized appreciation on investments
    and foreign currency translations                                                    294,176,387
                                                                                     ---------------
  Net Assets                                                                         $ 1,267,258,366
                                                                                     ===============
CAPITAL STOCK, $.01 PAR VALUE:
  Authorized                                                                          10,000,000,000
  Issued and outstanding                                                                  35,091,309

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                       $         36.11
                                                                                     ===============

See notes to financial statements.

                                                      MARCH 31, 2004 (UNAUDITED)

   SMALL CAP                      ULTRA                    U.S.
     VALUE                       GROWTH                  TREASURY
     FUND                         FUND                     FUND
---------------             ---------------          ---------------
$   519,089,930             $   453,939,214          $    45,878,005
     37,353,851                          --                       --
     31,470,000                   2,320,000                  905,000
---------------             ---------------          ---------------
$   587,913,781             $   456,259,214          $    46,783,005
===============             ===============          ===============

$   746,417,907             $   552,697,968          $    51,818,219
     36,265,774                          --                       --
     31,470,000                   2,320,000                  905,000
        225,751                         248                      452
     11,974,911                   9,441,260                       --
        902,436                          --                       --
        249,031                     118,915                   35,761
        880,792                     102,409                  373,387
            600                          --                       --
         31,384                      17,622                   13,255
---------------             ---------------          ---------------
    828,418,586                 564,698,422               53,146,074
---------------             ---------------          ---------------

      1,569,000                          --                       --
     10,061,008                     458,170                       --
        398,802                     532,676                  129,384
      1,022,097                     598,612                   15,625
         21,664                      15,253                    1,410
        274,349                     241,076                   47,058
---------------             ---------------          ---------------
     13,346,920                   1,845,787                  193,477
---------------             ---------------          ---------------

$   815,071,666             $   562,852,635          $    52,952,597
===============             ===============          ===============

$     1,389,577             $       199,038          $        38,887
    530,481,528                 434,019,928               53,484,201
       (840,719)                 (4,176,755)                 553,652

     58,595,369                  34,051,670               (7,064,357)

    225,445,911                  98,758,754                5,940,214
---------------             ---------------          ---------------
$   815,071,666             $   562,852,635          $    52,952,597
===============             ===============          ===============

 10,000,000,000              10,000,000,000           10,000,000,000
    138,957,683                  19,903,843                3,888,677

$          5.87             $         28.28          $         13.62
===============             ===============          ===============

WASATCH FUNDS -- STATEMENTS OF OPERATIONS

                                                                                          CORE
                                                                                         GROWTH
                                                                                          FUND
                                                                                      -------------
INVESTMENT INCOME:
  Interest                                                                            $     171,426
  Dividends(1)+                                                                          10,319,970
                                                                                      -------------
                                                                                         10,491,396
                                                                                      -------------
EXPENSES:
  Investment advisory fee                                                                 7,351,024
  Shareholder servicing fees                                                                950,824
  Fund administration and accounting fees                                                   318,703
  Reports to shareholders                                                                   135,058
  Legal fees                                                                                 56,003
  Custody fees                                                                               55,640
  Federal and state registration fees                                                        22,034
  Directors' fees                                                                            12,481
  Audit fees                                                                                 10,476
  Other                                                                                      27,609
                                                                                      -------------

  Total expenses before reimbursement                                                     8,939,852
  Reimbursement of expenses by Advisor                                                           --
                                                                                      -------------

  Net expenses                                                                            8,939,852
                                                                                      -------------

NET INVESTMENT INCOME (LOSS)                                                              1,551,544
                                                                                      -------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments +                                                     48,774,255
  Net realized loss on short posit ion                                                           --
  Change in unrealized appreciation (depreciation) on investments
     and foreign currency translations                                                  215,071,928
                                                                                      -------------

  Net gain on investments                                                               263,846,183
                                                                                      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 265,397,727
                                                                                      =============

(1) Net of $14,973, $32, $10,555, $8,586 and $2,730 in foreign withholding taxes, respectively.

(+) See Note 9 for information on affiliated issuers.

See notes to financial statements.

                             FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

GLOBAL SCIENCE                INTERNATIONAL                 MICRO                    MICRO CAP
 & TECHNOLOGY                    GROWTH                      CAP                       VALUE
     FUND                         FUND                       FUND                       FUND
--------------                -------------              ------------               -----------
 $     36,983                 $      24,740              $     90,172               $    34,060
        8,260                       180,439                   416,437                   104,334
 ------------                 -------------              ------------               -----------
       45,243                       205,179                   506,609                   138,394
 ------------                 -------------              ------------               -----------

      559,938                       750,212                 5,649,338                   824,877
      104,552                       115,612                   304,232                    78,960
       21,518                        26,283                   128,320                    22,827
       11,177                         5,756                    40,095                    10,138
        2,448                         2,307                    20,925                    24,937
        8,596                        42,145                    18,422                    17,830
       11,504                        16,962                    12,684                    10,994
          450                           377                     4,904                       647
       10,476                        10,529                    10,476                    12,405
        1,218                         1,185                    10,685                     1,421
 ------------                 -------------              ------------               -----------

      731,877                       971,368                 6,200,081                 1,005,036
       (3,958)                           --                        --                   (58,163)
 ------------                 -------------              ------------               -----------

      727,919                       971,368                 6,200,081                   946,873
 ------------                 -------------              ------------               -----------

     (682,676)                     (766,189)               (5,693,472)                 (808,479)
 ------------                 -------------              ------------               -----------

    1,668,392                     1,516,244                51,526,287                 8,410,438
      (96,963)                           --                        --                   (12,699)

    4,835,384                    16,651,313                49,675,813                13,450,938
 ------------                 -------------              ------------               -----------

    6,406,813                    18,167,557               101,202,100                21,848,677
 ------------                 -------------              ------------               -----------

 $  5,724,137                 $  17,401,368              $ 95,508,628               $21,040,198
 ============                 =============              ============               ===========

                                                                                                    SMALL CAP
                                                                                                     GROWTH
                                                                                                      FUND
                                                                                                  ------------
INVESTMENT INCOME:
  Interest                                                                                        $    335,390
  Dividends(1)+                                                                                      1,607,689
                                                                                                  ------------
                                                                                                     1,943,079
                                                                                                  ------------
EXPENSES:
  Investment advisory fee                                                                            6,323,290
  Shareholder servicing fees                                                                           765,049
  Fund administration and accounting fees                                                              275,685
  Reports to shareholders                                                                              132,501
  Legal fees                                                                                            52,024
  Custody fees                                                                                          23,989
  Federal and state registration fees                                                                   18,439
  Directors' fees                                                                                       10,795
  Audit fees                                                                                            10,477
  Other                                                                                                 23,515
                                                                                                  ------------

  Total expenses before reimbursement                                                                7,635,764
  Reimbursement of expenses by Advisor                                                                      --
                                                                                                  ------------

  Net expenses                                                                                       7,635,764
                                                                                                  ------------

NET INVESTMENT INCOME (LOSS)                                                                        (5,692,685)
                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments+                                                                 15,488,068
  Net realized loss on short positions                                                                      --
  Change in unrealized appreciation (depreciation) on investments
    and foreign currency translations                                                              125,000,547
                                                                                                  ------------

  Net gain on investments                                                                          140,488,615
                                                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $134,795,930
                                                                                                  ============

(1) Net of $6,466, $4,162, $3,345 and $0 in foreign withholding taxes, respectively.

(+) See Note 9 for information on affiliated issuers.

See notes to financial statements.

                             FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

 SMALL CAP                         ULTRA                             U.S.
   VALUE                          GROWTH                           TREASURY
   FUND                            FUND                              FUND
----------------------------------------------------------------------------
$     51,935                    $   183,598                       $1,469,656
   5,611,871                         82,935                               --
------------                    -----------                       ----------
   5,663,806                        266,533                        1,469,656
------------                    -----------                       ----------

   5,610,864                      3,691,460                          141,486
     525,470                        451,955                           77,134
     165,659                        131,869                           14,263
      98,170                         90,266                           10,645
      29,012                         23,608                            4,650
      25,144                         13,690                            2,385
      20,108                         13,658                            9,013
       6,179                          5,117                              686
      10,476                         10,476                           10,179
      13,443                         11,189                            1,725
------------                    -----------                       ----------

   6,504,525                      4,443,288                          272,166
          --                             --                          (59,937)
------------                    -----------                       ----------

   6,504,525                      4,443,288                          212,229
------------                    -----------                       ----------

    (840,719)                    (4,176,755)                       1,257,427
------------                    -----------                       ----------

  58,697,430                     42,078,480                           83,677
     (25,139)                            --                               --
 117,256,466                     28,224,218                          766,661
------------                    -----------                       ----------

 175,928,757                     70,302,698                          850,338
------------                    -----------                       ----------

$175,088,038                    $66,125,943                       $2,107,765
============                    ===========                       ==========

WASATCH FUNDS -- STATEMENTS OF CHANGES IN NET ASSETS

                                                          CORE GROWTH FUND                   GLOBAL SCIENCE & TECHNOLOGY FUND
                                               SIX MONTHS ENDED                             SIX MONTHS ENDED
                                                MARCH 31, 2004          YEAR ENDED           MARCH 31, 2004           YEAR ENDED
                                                 (UNAUDITED)        SEPTEMBER 30, 2003        (UNAUDITED)         SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                 $     1,551,544       $      (228,591)       $      (682,676)      $      (612,626)
  Net realized gain (loss) on investments           48,774,255           (76,727,660)             1,668,392                82,567
  Net realized gain (loss) on
    short positions                                         --                    --                (96,963)               11,415
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency translations              215,071,928           385,705,494              4,835,384            15,374,035
                                               ---------------       ---------------        ---------------       ---------------
  Net increase in net assets
    resulting from operations                      265,397,727           308,749,243              5,724,137            14,855,391

DIVIDENDS PAID FROM:
  Net investment income                               (849,650)                   --                     --                    --
  Net realized gains                                        --                    --                     --                    --
                                               ---------------       ----------------       ---------------       ---------------
                                                      (849,650)                   --                     --                    --

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                      121,048,328           294,903,790             40,798,595            31,899,054
  Shares issued to holders in
    reinvestment of dividends                          794,356                    --                     --                    --
  Shares redeemed                                 (121,292,763)         (348,335,931)           (12,110,889)          (16,089,720)
  Redemption fees                                        6,486                79,906                 33,511                41,099
                                               ---------------       ---------------        ---------------       ---------------
  Net increase (decrease)                              556,407           (53,352,235)            28,721,217            15,850,433
                                               ---------------       ---------------        ---------------       ---------------

TOTAL INCREASE IN NET ASSETS                       265,104,484           255,397,008             34,445,354            30,705,824

NET ASSETS:
  Beginning of period                            1,318,341,413         1,062,944,405             51,517,068            20,811,244
                                               ---------------       ---------------        ---------------       ---------------
  End of period                                $ 1,583,445,897       $ 1,318,341,413        $    85,962,422       $    51,517,068
                                               ===============       ===============        ===============       ===============
  Undistributed net investment
    income (loss) included in net
    assets at end of period                    $       701,894                    --        $      (683,308)      $          (632)
                                               ===============       ===============        ===============       ===============


*Inception date of the Fund was July 28, 2003.

See notes to financial statements.

                                                      MARCH 31, 2004 (UNAUDITED)

            INTERNATIONAL GROWTH FUND                    MICRO CAP FUND                             MICRO CAP VALUE FUND
   SIX MONTHS ENDED                            SIX MONTHS ENDED                           SIX MONTHS ENDED
    MARCH 31, 2004          YEAR ENDED          MARCH 31, 2004        YEAR ENDED           MARCH 31, 2004           PERIOD ENDED
      (UNAUDITED)       SEPTEMBER 30, 2003        (UNAUDITED)      SEPTEMBER 30, 2003        (UNAUDITED)         SEPTEMBER 30, 2003*
------------------------------------------------------------------------------------------------------------------------------------
    $    (766,189)        $    (250,286)        $  (5,693,472)        $  (8,716,570)        $    (808,479)        $    (238,749)
        1,516,244            (1,299,298)           51,526,287            51,800,078             8,410,438               192,165

               --                    --                    --                    --               (12,699)                   --
       16,651,313             9,025,174            49,675,813           120,439,212            13,450,938             3,219,189
    -------------         -------------         -------------         -------------         -------------         -------------
       17,401,368             7,475,590            95,508,628           163,522,720            21,040,198             3,172,605

               --                    --                    --                    --                    --                    --
               --                    --           (43,612,163)          (22,295,887)              (59,072)                   --
    -------------         -------------         -------------         -------------         -------------         -------------
               --                    --           (43,612,163)          (22,295,887)              (59,072)                   --

       97,181,728            29,443,047             8,893,900            97,787,052             1,085,642            67,827,227

               --                    --            41,226,751            21,092,296                57,934                    --
       (7,340,859)          (10,538,025)          (40,388,145)          (70,506,908)           (1,537,361)             (294,977)
           27,953                13,571                 2,555                32,043                    82                 1,123
    -------------         -------------         -------------         -------------         -------------         -------------
       89,868,822            18,918,593             9,735,061            48,404,483              (393,703)           67,533,373
    -------------         -------------         -------------         -------------         -------------         -------------
      107,270,190            26,394,183            61,631,526           189,631,316            20,587,423            70,705,978

       44,481,869            18,087,686           517,179,148           327,547,832            70,705,978                    --
    -------------         -------------         -------------         -------------         -------------         -------------
    $ 151,752,059         $  44,481,869         $ 578,810,674         $ 517,179,148         $  91,293,401         $  70,705,978
    =============         =============         =============         =============         =============         =============

    $    (768,460)        $      (2,271)        $  (5,693,472)                   --         $    (830,376)        $     (21,897)
    =============         =============         =============         =============         =============         =============

                                                            SMALL CAP GROWTH FUND
                                                 SIX MONTHS ENDED                 YEAR ENDED
                                            MARCH 31, 2004 (UNAUDITED)        SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                     $    (5,692,685)            $    (9,713,510)
  Net realized gain on investments                      15,488,068                  16,297,720
  Net realized gain on options written                          --                          --
  Net realized gain (loss) on
    short positions                                             --                          --
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency translations                  125,000,547                 268,022,826
                                                   ---------------             ---------------
  Net increase in net assets
    resulting from operations                          134,795,930                 274,607,036

DIVIDENDS PAID FROM:
  Net investment income                                         --                          --
  Net realized gains                                    (5,914,731)                    (34,010)
                                                   ---------------             ---------------
                                                        (5,914,731)                    (34,010)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          115,997,018                 305,478,301
  Shares issued to holders in
    reinvestment of dividends                            5,653,645                      32,547
  Shares redeemed                                     (117,674,852)               (181,150,831)
  Redemption fees                                            3,440                      48,034
                                                   ---------------             ---------------
  Net increase (decrease)                                3,979,251                 124,408,051
                                                   ---------------             ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                132,860,450                 398,981,077

NET ASSETS:
  Beginning of period                                1,134,397,916                 735,416,839
                                                   ---------------             ---------------
  End of period                                    $ 1,267,258,366             $ 1,134,397,916
                                                   ===============             ===============
  Undistributed net investment
    income (loss) included in net
    assets at end of period                        $    (5,692,685)                         --
                                                   ===============             ===============

See notes to financial statements.

                                                      MARCH 31, 2004 (UNAUDITED)

          SMALL CAP VALUE FUND                           ULTRA GROWTH FUND                           U.S. TREASURY FUND
 SIX MONTHS ENDED                            SIX MONTHS ENDED                             SIX MONTHS ENDED
  MARCH 31, 2004         YEAR ENDED           MARCH 31, 2004          YEAR ENDED            MARCH 31, 2004            YEAR ENDED
    (UNAUDITED)      SEPTEMBER 30, 2003        (UNAUDITED)         SEPTEMBER 30, 2003        (UNAUDITED)         SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
$    (840,719)         $  (2,202,960)         $  (4,176,755)         $  (6,162,984)         $   1,257,427          $   3,471,870
   58,697,430              1,455,467             42,078,480              7,732,983                 83,677                628,994
           --                304,716                     --                     --                     --                     --

      (25,139)                    --                     --                113,726                     --                     --

  117,256,466            189,122,055             28,224,218            161,519,635                766,661             (3,356,730)
-------------          -------------          -------------          -------------          -------------          -------------
  175,088,038            188,679,278             66,125,943            163,203,360              2,107,765                744,134
           --                     --                     --                     --             (3,207,497)            (3,484,505)
     (221,338)                    --             (5,447,072)                    --                     --                     --
-------------          -------------          -------------          -------------          -------------          -------------
     (221,338)                    --             (5,447,072)                    --             (3,207,497)            (3,484,505)

   51,079,343            192,079,847             39,286,749            221,989,430              8,171,010             47,192,794

      210,972                     --              5,113,841                     --              3,120,826              3,362,861
  (62,353,689)          (157,672,444)           (81,171,031)          (123,834,632)           (24,379,950)           (64,698,707)
        7,485                 91,867                  4,899                177,068                  6,623                138,699
-------------          -------------          -------------          -------------          -------------          -------------
  (11,055,889)            34,499,270            (36,765,542)            98,331,866            (13,081,491)           (14,004,353)
-------------          -------------          -------------          -------------          -------------          -------------

  163,810,811            223,178,548             23,913,329            261,535,226            (14,181,223)           (16,744,724)

  651,260,855            428,082,307            538,939,306            277,404,080             67,133,820             83,878,544
-------------          -------------          -------------          -------------          -------------          -------------
$ 815,071,666          $ 651,260,855          $ 562,852,635          $ 538,939,306          $  52,952,597          $  67,133,820
=============          =============          =============          =============          =============          =============

$    (840,719)                    --          $  (4,176,755)                    --          $     553,652          $   2,503,722
=============          =============          =============          =============          =============          =============

CORE GROWTH FUND -- FINANCIAL HIGHLIGHTS              MARCH 31, 2004 (UNAUDITED)

                                                SIX MONTHS ENDED                              YEAR ENDED
                                              MARCH 31 (UNAUDITED)                           SEPTEMBER 30
                                                     2004             2003          2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     33.54       $     25.46    $    31.57    $    28.08  $   20.62   $   17.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.04             (0.01)        (0.01)        (0.15)     (0.18)      (0.21)
Net realized and unrealized gains (losses)
  on securities+                                       6.71              8.09         (3.96)         5.96       8.12        4.55
                                                -----------       -----------    ----------    ----------  ---------  ----------
TOTAL FROM INVESTMENT OPERATIONS                       6.75              8.08         (3.97)         5.81       7.94        4.34

LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.02)               --            --            --         --          --
  Distributions from net realized gains                  --                --         (2.14)        (2.32)     (0.48)      (0.72)
                                                -----------       -----------    ----------    ----------  ---------  ----------
TOTAL DISTRIBUTIONS                                   (0.02)               --         (2.14)        (2.32)     (0.48)      (0.72)
                                                -----------       -----------    ----------    ----------  ---------  ----------
NET ASSET VALUE, END OF PERIOD                  $     40.27       $     33.54    $    25.46    $    31.57  $   28.08   $   20.62
                                                ===========       ===========    ==========    ==========  =========  ==========

TOTAL RETURN(1)                                       20.14%            31.68%       (13.73)%       22.63%     39.50%      27.28%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $ 1,583,446       $ 1,318,341    $1,062,944    $  992,935  $ 290,705   $ 173,118
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements          1.22%(2)          1.25%         1.29%         1.32%      1.38%       1.44%
  Expenses, before waivers and reimbursements          1.22%(2)          1.25%         1.29%         1.32%      1.38%       1.44%
  Net investment income (loss),
    net of waivers and reimbursements                  0.21%(2)         (0.02)%       (0.02)%       (0.66)%    (0.86)%     (1.07)%
  Net investment income (loss),
   before waivers and reimbursements                   0.21%(2)         (0.02)%       (0.02)%       (0.66)%    (0.86)%     (1.07)%
Portfolio turnover rate(1)                               19%               47%           76%           51%        75%         79%

+ For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see Note 2).

(1) Not annualized for periods less than a year.

(2) Annualized.

See notes to financial statements.

GLOBAL SCIENCE & TECHNOLOGY FUND --                    MARCH 31,2004 (UNAUDITED)
FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS ENDED                         YEAR ENDED
                                                  MARCH 31 (UNAUDITED)                      SEPTEMBER 30
                                                          2004               2003              2002              2001(1)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $       10.73           $   6.38          $   8.02           $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.10)             (0.13)            (0.15)               (0.07)
Net realized and unrealized gains (losses)
  on securities+                                            1.39               4.48             (1.31)               (1.91)
                                                   -------------           --------          --------           ----------
TOTAL FROM INVESTMENT OPERATIONS                            1.29               4.35             (1.46)               (1.98)

LESS DISTRIBUTIONS:
  Distributions from net realized gains                       --                 --             (0.18)                  --
                                                   -------------           --------          --------           ----------
TOTAL DISTRIBUTIONS                                           --                 --             (0.18)                  --
                                                   -------------           --------          --------           ----------

NET ASSET VALUE, END OF PERIOD                     $       12.02           $  10.73          $   6.38           $     8.02
                                                   =============           ========          ========           ==========

TOTAL RETURN(2)                                            11.92%             68.34%           (18.83)%             (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $      85,962           $ 51,517          $ 20,811           $   10,648
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements               1.95%(3)           1.95%             1.95%                1.95%(3)
  Expenses, before waivers and reimbursements               1.96%(3)           2.13%             2.42%                3.58%(3)
  Net investment loss, net of waivers and
    reimbursements                                         (1.83)%(3)         (1.87)%           (1.90)%              (1.50)%(3)
  Net investment loss, before waivers and
    reimbursements                                         (1.84)%(3)         (2.05)%           (2.37)%              (3.13)%(3)
Portfolio turnover rate(2)                                    22%                88%               95%                  94%

+   For 2004, 2003, 2002 and 2001, includes $0.01, $0.01, $0.03 and $0.02 in redemption fees, respectively (see Note 2).

(1) Inception date of the Fund was December 19, 2000.

(2) Not annualized for periods less than a year.

(3) Annualized.

See notes to financial statements.

INTERNATIONAL GROWTH FUND -- FINANCIAL HIGHLIGHTS     MARCH 31, 2004 (UNAUDITED)

                                                   SIX MONTHS ENDED                      YEAR ENDED
                                                 MARCH 31 (UNAUDITED)                   SEPTEMBER 30
                                                       2004                    2003                 2002(1)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $        12.06          $        8.85       $       10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.07)                 (0.07)              (0.03)
Net realized and unrealized gains (losses)
  on securities+                                             2.77                   3.28               (1.12)
                                                   --------------          -------------       -------------
TOTAL FROM INVESTMENT OPERATIONS                             2.70                   3.21               (1.15)
LESS DISTRIBUTIONS:
  Distributions from net realized gains                        --                     --                  --
                                                   --------------          -------------       -------------
TOTAL DISTRIBUTIONS                                            --                     --                  --
                                                   --------------          -------------       -------------

NET ASSET VALUE, END OF PERIOD                     $        14.76          $       12.06       $        8.85
                                                   ==============          =============       =============

TOTAL RETURN(2)                                             22.39%                 36.27%             (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $      151,752          $      44,482       $     18,088
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                1.94%(3)               1.95%               1.95%(3)
  Expenses, before waivers and reimbursements                1.94%(3)               2.30%               4.26%(3)
  Net investment loss, net of waivers and
   reimbursements                                           (1.53)%(3)             (1.12)%             (1.39)%(3)
  Net investment loss, before waivers and
   reimbursements                                           (1.53)%(3)             (1.47)%             (3.70)%(3)
Portfolio turnover rate(2)                                     15%                    62%                  3%

+   For 2002, includes $0.01 in redemption fees (see Note 2).

(1) Inception date of the Fund was June 28, 2002.

(2) Not annualized for periods less than a year.

(3) Annualized.

See notes to financial statements.

MICRO CAP FUND -- FINANCIAL HIGHLIGHTS                MARCH 31, 2004 (UNAUDITED)

                                                SIX MONTHS ENDED                             YEAR ENDED
                                               MARCH 31 (UNAUDITED)                         SEPTEMBER 30
                                                       2004            2003           2002           2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       6.98         $    5.01     $    5.64      $   6.53    $    4.41  $  3.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                    (0.07)            (0.12)        (0.14)        (0.08)       (0.09)    (0.09)
Net realized and unrealized gains
  on securities                                         1.30              2.43          0.11          0.74         2.63      1.27
                                                ------------         ---------     ---------      --------    ---------  --------
TOTAL FROM INVESTMENT OPERATIONS                        1.23              2.31         (0.03)         0.66         2.54      1.18

LESS DISTRIBUTIONS:
  Distributions from net realized gains                (0.59)            (0.34)        (0.60)        (1.55)       (0.42)    (0.36)
                                                ------------         ---------     ---------      --------    ---------  --------
TOTAL DISTRIBUTIONS                                    (0.59)            (0.34)        (0.60)        (1.55)       (0.42)    (0.36)
                                                ------------         ---------     ---------      --------    ---------  --------
NET ASSET VALUE, END OF PERIOD                  $       7.62         $    6.98     $    5.01      $   5.64    $    6.53  $   4.41
                                                ============         =========     =========      ========    =========  ========

TOTAL RETURN(1)                                        18.85%            50.28%        (1.41)%       16.32%       63.88%    37.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $    578,811         $ 517,179     $ 327,548      $323,540    $ 244,444  $144,875
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements           2.19%(2)          2.24%         2.28%         2.32%        2.38%     2.46%
  Expenses, before waivers and reimbursements           2.19%(2)          2.24%         2.28%         2.32%        2.38%     2.46%
  Net investment loss, net of waivers and
    reimbursements                                     (2.02)%(2)        (2.13)%       (2.21)%       (1.76)%     (1.76)%    (2.22)%
  Net investment loss, before waivers and
    reimbursements                                     (2.02)%(2)        (2.13)%       (2.21)%       (1.76)%     (1.76)%    (2.22)%
Portfolio turnover rate(1)                                28%               50%           62%           58%         69%        57%

(1)Not annualized for periods less than a year.

(2)Annualized.

See notes to financial statements.

MICRO CAP VALUE FUND -- FINANCIAL HIGHLIGHTS          MARCH 31, 2004 (UNAUDITED)

                                                       SIX MONTHS ENDED         PERIOD ENDED
                                                      MARCH 31 (UNAUDITED)      SEPTEMBER 30
                                                            2004                   2003(1)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $        2.09           $        2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                            (0.02)                  (0.01)
Net realized and unrealized gains
 on securities                                                  0.65                    0.10
                                                       -------------            ------------
TOTAL FROM INVESTMENT OPERATIONS                                0.63                    0.09

LESS DISTRIBUTIONS:
  Distributions from net realized gains                           --(2)                   --
                                                       -------------            ------------
TOTAL DISTRIBUTIONS                                               --                      --
                                                       -------------            ------------
NET ASSET VALUE, END OF PERIOD                         $        2.72           $        2.09
                                                       =============            ============

TOTAL RETURN(3)                                                30.24%                   4.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)               $      91,293            $     70,706
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements(4) (5)            2.30%                   2.50%
  Expenses, before waivers and reimbursements(4)                2.44%                   2.73%
  Net investment loss, net of waivers and
    reimbursements(4)                                          (1.96)%                 (1.97)%
  Net investment loss, before waivers and
    reimbursements(4)                                          (2.10)%                 (2.20)%
Portfolio turnover rate(3)                                        56%                      4%

(1) Inception date of the Fund was July 28, 2003.

(2) Less than $0.005.

(3) Not annualized for periods less than a year.

(4) Annualized.

(5) Prior to February 1, 2004, the Advisor had agreed to limit the total expenses of the Fund to 2.50% of average daily net assets. Beginning February 1, 2004, the Advisor has agreed to limit the total expenses to 2.25% of average daily net assets. As a result, the effective expense ratio net of waivers and reimbursements for the six months ended March 31, 2004 was 2.30%.

See notes to financial statements.

SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS         MARCH 31, 2004 (UNAUDITED)

                                                     SIX MONTHS ENDED                              YEAR ENDED
                                                   MARCH 31 (UNAUDITED)                           SEPTEMBER 30
                                                          2004             2003          2002       2001          2000       1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    32.43         $    23.83    $  26.18    $  34.89    $   26.01   $  20.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                       (0.16)             (0.28)      (0.35)      (0.15)       (0.23)     (0.20)
Net realized and unrealized gains (losses)
  on securities+                                           4.01               8.88       (1.55)      (2.71)       11.82       8.49
                                                     ----------         ----------    --------    --------    ---------   --------
TOTAL FROM INVESTMENT OPERATIONS                           3.85               8.60       (1.90)      (2.86)       11.59       8.29

LESS DISTRIBUTIONS:
  Distributions from net realized gains                   (0.17)                --(1)    (0.45)      (5.85)       (2.71)     (3.07)
                                                     ----------         ----------    --------    --------    ---------   --------
TOTAL DISTRIBUTIONS                                       (0.17)                --       (0.45)      (5.85)       (2.71)     (3.07)
                                                     ----------         ----------    --------    --------    ---------   --------

NET ASSET VALUE, END OF PERIOD                       $    36.11         $    32.43    $  23.83    $  26.18    $   34.89   $  26.01
                                                     ==========         ==========    ========    ========    =========   ========

TOTAL RETURN(2)                                           11.90%             36.15%      (7.53)%     (8.61)%      49.63%     48.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $1,267,258         $1,134,398    $735,417    $553,416    $ 237,812   $145,915
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements              1.21%(3)           1.25%       1.31%       1.36%        1.38%      1.44%
  Expenses, before waivers and reimbursements              1.21%(3)           1.25%       1.31%       1.36%        1.38%      1.44%
  Net investment loss, net of waivers and
    reimbursements                                        (0.90)%(3)         (1.08)%     (1.25)%     (0.83)%      (0.84)%    (0.79)%
  Net investment loss, before waivers and
    reimbursements                                        (0.90)%(3)         (1.08)%     (1.25)%     (0.83)%      (0.84)%    (0.79)%
Portfolio turnover rate(2)                                   16%                63%         51%         40%          72%        46%


+   For 2001, includes $0.02 in redemption fees (see Note 2).

(1) Less than $0.005.

(2) Not annualized for periods less than a year.

(3) Annualized.

See notes to financial statements.

SMALL CAP VALUE FUND -- FINANCIAL HIGHLIGHTS          MARCH 31, 2004 (UNAUDITED)

                                                      SIX MONTHS ENDED                              YEAR ENDED
                                                    MARCH 31 (UNAUDITED)                           SEPTEMBER 30
                                                           2004               2003         2002       2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   4.62          $     3.21    $   3.76    $   3.51    $  2.43    $  1.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.01)              (0.02)      (0.02)         --      (0.02)     (0.04)
Net realized and unrealized gains (losses)
  on securities                                             1.26                1.43       (0.43)       0.56       1.19       0.67
                                                        --------          ----------    --------    --------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                            1.25                1.41       (0.45)       0.56       1.17       0.63

LESS DISTRIBUTIONS:
  Distributions from net realized gains                       --(1)               --       (0.10)      (0.31)     (0.09)        --
                                                        --------          ----------    --------    --------    -------    -------
TOTAL DISTRIBUTIONS                                           --                  --       (0.10)      (0.31)     (0.09)        --
                                                        --------          ----------    --------    --------    -------    -------

NET ASSET VALUE, END OF PERIOD                          $   5.87          $     4.62    $   3.21    $   3.76    $  3.51    $  2.43
                                                        ========          ==========    ========    ========    =======    =======

TOTAL RETURN(2)                                            27.09%              43.93%     (12.35)%     18.04%     49.94%     35.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                $815,072          $  651,261    $428,082    $487,095    $46,470    $16,770
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements               1.74%(3)            1.78%       1.81%       1.92%      1.95%      1.95%
  Expenses, before waivers and reimbursements               1.74%(3)            1.78%       1.81%       1.92%      2.09%      2.18%
  Net investment loss, net of waivers and
     reimbursements                                        (0.22)%(3)          (0.43)%     (0.44)%     (0.31)%    (1.02)%    (1.54)%
  Net investment loss, before waivers and
     reimbursements                                        (0.22)%(3)          (0.43)%     (0.44)%     (0.31)%    (1.16)%    (1.77)%
Portfolio turnover rate(2)                                    27%                 69%         69%         41%        67%       106%

(1) Less than $0.005.

(2) Not annualized for periods less than a year.

(3) Annualized.

See notes to financial statements.

ULTRA GROWTH FUND -- FINANCIAL HIGHLIGHTS             MARCH 31, 2004 (UNAUDITED)

                                                SIX MONTHS ENDED                             YEAR ENDED
                                              MARCH 31 (UNAUDITED)                          SEPTEMBER 30
                                                    2004               2003          2002         2001         2000         1999
                                                 ---------          --------      ---------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD             $  25.43           $  16.52      $  19.15      $ 27.17      $ 20.02      $ 15.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                 (0.21)             (0.29)        (0.25)       (0.21)       (0.25)       (0.34)
Net realized and unrealized gains (losses)
on securities+                                       3.32               9.20         (1.46)       (2.42)        8.87         6.00
                                                 --------           --------      --------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                     3.11               8.91         (1.71)       (2.63)        8.62         5.66

LESS DISTRIBUTIONS:
 Distributions from net realized gains              (0.26)                --         (0.92)       (5.39)       (1.47)       (0.74)
                                                 --------           --------      --------      -------      -------      -------
TOTAL DISTRIBUTIONS                                 (0.26)                --         (0.92)       (5.39)       (1.47)       (0.74)
                                                 --------           --------      --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                   $  28.28           $  25.43      $  16.52      $ 19.15      $ 27.17      $ 20.02
                                                 ========           ========      ========      =======      =======      =======

TOTAL RETURN(1)                                     12.28%             53.93%        (9.74)%     (10.89)%      46.66%       39.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)         $562,853           $538,939      $277,404      $86,097      $56,282      $41,205
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements         1.50%(2)           1.57%         1.71%        1.75%        1.75%        1.75%
 Expenses, before waivers and reimbursements         1.50%(2)           1.57%         1.71%        1.79%        1.82%        1.78%
 Net investment loss, net of
  waivers and reimbursements                        (1.41)%(2)         (1.50)%       (1.67)%      (1.39)%      (1.19)%      (1.49)%
 Net investment loss, before
  waivers and reimbursements                        (1.41)%(2)         (1.50)%       (1.67)%      (1.43)%      (1.26)%      (1.52)%
Portfolio turnover rate(1)                             34%                76%           78%         123%         135%          77%


+ For 2003, 2002 and 2001, includes $0.01, $0.02 and $0.07
in redemption fees, respectively (see Note 2).
(1)Not annualized for periods less than a year.
(2)Annualized.

See notes to financial statements.

U.S. TREASURY FUND -- FINANCIAL HIGHLIGHTS            MARCH 31, 2004 (UNAUDITED)

                                                SIX MONTHS ENDED                              YEAR ENDED
                                              MARCH 31 (UNAUDITED)                           SEPTEMBER 30
                                                    2004                2003         2002         2001         2000         1999
                                                 ---------           --------      --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.68              $ 14.04      $ 12.97      $ 12.00      $ 11.68      $ 13.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.36                 0.72         0.66         0.65         0.66         0.61
Net realized and unrealized gains (losses)
on securities+                                      0.31                (0.45)        1.18         0.88         0.39        (2.01)
                                                 -------              -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                    0.67                 0.27         1.84         1.53         1.05        (1.40)

LESS DISTRIBUTIONS:
 Dividends from net investment income              (0.73)               (0.63)       (0.77)       (0.56)       (0.73)       (0.28)
 Distributions from net realized gains                --                   --           --           --           --        (0.06)
                                                 -------              -------      -------      -------      -------      -------
TOTAL DISTRIBUTIONS                                (0.73)               (0.63)       (0.77)       (0.56)       (0.73)       (0.34)
                                                 -------              -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                   $ 13.62              $ 13.68      $ 14.04      $ 12.97      $ 12.00      $ 11.68
                                                 =======              =======      =======      =======      =======      =======
TOTAL RETURN(1)                                     5.11%                2.17%       15.38%       12.89%        9.84%      (10.65)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)         $52,953              $67,134      $83,879      $66,195      $58,198      $76,999
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements        0.75%(2)             0.75%        0.75%        0.75%        0.75%        0.75%
 Expenses, before waivers and reimbursements        0.96%(2)             0.91%        0.98%        0.95%        0.97%        0.95%
 Net investment income, net of
  waivers and reimbursements                        4.44%(2)             4.67%        5.51%        5.34%        5.35%        4.96%
 Net investment income, before
  waivers and reimbursements                        4.23%(2)             4.51%        5.28%        5.14%        5.13%        4.76%
Portfolio turnover rate(1)                             4%                  37%          22%          41%          16%          39%

+ For 2003, 2002 and 2001, includes $0.03, $0.01 and $0.01 in redemption fees, respectively (see Note 2).
(1)Not annualized for periods less than a year.
(2)Annualized.

See notes to financial statements.

WASATCH FUNDS -- NOTES TO FINANCIAL STATEMENTS        MARCH 31, 2004 (UNAUDITED)

1.ORGANIZATION

      Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds (collectively the "Equity Funds") are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2.SIGNIFICANT ACCOUNTING POLICIES

      The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the more significant of such policies.

      VALUATION OF SECURITIES - Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued at the latest quoted sales price or official closing price taken from the primary market in which each security trades. Securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Fair value is determined by a designated Pricing Committee under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board for restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

      Additionally, a Fund's investments will be valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the Fund's share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

      FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions, including currency, political, economic, regulatory and market risks.

      INVESTMENT IN SECURITIES - Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. To the extent dividends received from REIT securities include return of capital distributions, such distributions are recorded as a reduction in cost basis. Returns of capital in excess of cost basis, if any, are recorded as capital gains.

      SHORT SALES - To a limited extent, the Equity Funds may make short sales of securities. A short sale means a Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon settlement of the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. All short sales must be fully collateralized. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

      OPTION TRANSACTIONS - The Equity Funds may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

      FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income taxes has been made.

      EXPENSES - The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are generally allocated among the Funds in proportion to their respective net assets.

      USE OF MANAGEMENT ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

      REDEMPTION FEES - The Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. The redemption fee is treated as additional paid-in capital.

3.DISTRIBUTIONS

      Dividends from net investment income are declared and paid at least annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend-paid deduction.

      To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments.

4.CAPITAL STOCK

      Transactions in shares of capital stock were as follows:

                                SIX MONTHS ENDED MARCH 31, 2004
                              CORE     GLOBAL SCIENCE   INTERNATIONAL
                             GROWTH     & TECHNOLOGY        GROWTH
                              FUND          FUND             FUND
                              ----          ----             ----
Shares sold                3,230,533      3,362,182      7,124,797
Dividends reinvested          21,847             --             --
Shares redeemed           (3,239,624)    (1,012,829)      (528,448)
                           ---------      ---------      ---------
Net increase                  12,756      2,349,353      6,596,349
                           =========      =========      =========

                                 SIX MONTHS ENDED MARCH 31, 2004
                              MICRO            MICRO           SMALL
                               CAP           CAP VALUE      CAP GROWTH
                               FUND             FUND            FUND
                               ----             ----            ----
Shares sold                 1,240,744          432,483       3,244,253
Dividends reinvested        6,190,303           24,548         166,382
Shares redeemed            (5,614,685)        (608,921)     (3,295,229)
                           ----------         --------      ----------
Net increase
 (decrease)                 1,816,362         (151,890)        115,406
                           ==========         ========      ==========

                                  SIX MONTHS ENDED MARCH 31, 2004
                             SMALL            ULTRA            U.S.
                           CAP VALUE         GROWTH          TREASURY
                              FUND             FUND            FUND
                              ----             ----            ----
Shares sold                 9,555,911        1,389,746         606,127
Dividends reinvested           40,494          191,012         239,879
Shares redeemed           (11,730,595)      (2,869,222)     (1,863,270)
                          -----------       ----------      ----------
Net decrease               (2,134,190)      (1,288,464)     (1,017,264)
                          ===========       ==========      ==========

                                     YEAR ENDED SEPTEMBER 30, 2003
                             CORE        GLOBAL SCIENCE     INTERNATIONAL
                            GROWTH        & TECHNOLOGY         GROWTH
                             FUND             FUND              FUND
                             ----             ----              ----
Shares sold               10,414,773        3,419,237         2,761,196
Dividends reinvested              --               --                --
Shares redeemed          (12,861,353)      (1,879,780)       (1,118,048)
                         -----------       ----------        ----------
Net increase
 (decrease)               (2,446,580)       1,539,457         1,643,148
                         ===========       ==========        ==========


                                   YEAR ENDED SEPTEMBER 30, 2003
                              MICRO          MICRO             SMALL
                               CAP         CAP VALUE        CAP GROWTH
                              FUND            FUND*            FUND
                              ----            -----            ----
Shares sold                16,929,258      33,909,091       10,711,482
Dividends reinvested        4,859,976              --            1,241
Shares redeemed           (13,017,963)       (143,427)      (6,604,251)
                          -----------      ----------       ----------
Net increase                8,771,271      33,765,664        4,108,472
                          ===========      ==========       ==========

*Inception date of the Fund was July 28, 2003.

                                   YEAR ENDED SEPTEMBER 30, 2003
                             SMALL           ULTRA             U.S.
                           CAP VALUE         GROWTH          TREASURY
                              FUND            FUND             FUND
                              ----            ----             ----
Shares sold                53,599,577      10,725,440        3,512,714
Dividends reinvested               --              --          259,080
Shares redeemed           (46,012,597)     (6,321,373)      (4,839,225)
                          -----------      ----------       ----------
Net increase
 (decrease)                 7,586,980       4,404,067       (1,067,431)
                          ===========      ==========       ==========

5.PURCHASES AND SALES OF SECURITIES

      Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2004 are summarized below:

                           MARCH 31, 2004 (UNAUDITED)

                          CORE          GLOBAL SCIENCE      INTERNATIONAL
                         GROWTH          & TECHNOLOGY           GROWTH
                          FUND               FUND                FUND
                          ----               ----                ----
Purchases              $ 329,274,773     $ 48,039,077        $ 95,705,013
Sales                  $(271,338,554)    $(14,645,775)       $(13,293,659)

                           MICRO             MICRO             SMALL
                            CAP            CAP VALUE         CAP GROWTH
                            FUND              FUND              FUND
                            ----              ----              ----
Purchases              $ 165,668,855     $ 51,648,785       $ 230,037,766
Sales                  $(146,087,490)    $(38,119,667)      $(188,792,715)

                           SMALL              ULTRA
                         CAP VALUE           GROWTH
                           FUND               FUND
                           ----               ----
Purchases             $ 194,308,521      $ 189,185,521
Sales                 $(204,515,292)     $(195,051,907)

      Purchases and sales of U.S. Government securities in the U.S. Treasury Fund were $2,222,578 and $16,399,714, respectively.

6.OPTIONS CONTRACTS WRITTEN

      The premium amount and the number of options contracts written during the six months ended March 31, 2004, were as follows:

                                      PREMIUM           NUMBER OF
                                       AMOUNT           CONTRACTS
                                       ------           ---------
CORE GROWTH FUND
Options outstanding at
 September 30, 2003                  $ 457,965            3,000
Options written                        446,379            2,000
Options closed                              --               --
Options exercised                     (904,344)          (5,000)
Options expired                             --               --
                                     ---------           ------
Options outstanding at
 March 31, 2004                      $      --               --
                                     =========           ======

7.FEDERAL INCOME TAX INFORMATION

      At March 31, 2004, the cost of securities, excluding securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

                              CORE       GLOBAL SCIENCE     INTERNATIONAL
                             GROWTH       & TECHNOLOGY         GROWTH
                              FUND            FUND              FUND
                              ----            ----              ----
Cost of Investments     $1,191,840,443     $76,272,936       $128,647,079
                        ==============     ===========       ============
Gross unrealized
 appreciation              441,461,617      13,287,353         26,866,227
Gross unrealized
 (depreciation)            (51,301,048)     (5,746,591)        (2,938,653)
                        --------------     -----------       ------------
Net unrealized
 appreciation on
 investments            $  390,160,569     $ 7,540,762       $ 23,927,574
                        ==============     ===========       ============

                              MICRO          MICRO             SMALL
                               CAP         CAP VALUE        CAP GROWTH
                               FUND          FUND               FUND
                               ----          ----               ----
Cost of Investments        $394,466,430   $75,722,703       $978,167,621
                           ============   ===========       ============
Gross unrealized
 appreciation               200,233,136    18,115,371        335,551,345
Gross unrealized
 (depreciation)             (15,961,203)   (1,434,774)       (42,168,450)
                           ------------   -----------       ------------
Net unrealized
 appreciation on
 investments               $184,271,933   $16,680,597       $293,382,895
                           ============   ===========       ============

                               SMALL          ULTRA             U.S.
                             CAP VALUE        GROWTH          TREASURY
                               FUND            FUND             FUND
                               ----            ----             ----
Cost of Investments        $588,350,278   $457,899,952      $46,783,005
                           ============   ============      ===========
Gross unrealized
 appreciation               245,893,780    117,655,669        5,981,213
Gross unrealized
 (depreciation)             (20,090,377)   (20,537,653)         (40,999)
                           ------------   ------------      -----------
Net unrealized
 appreciation on
 investments               $225,803,403   $ 97,118,016      $ 5,940,214
                           ============   ============      ===========

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

      As of September 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                              CORE          GLOBAL SCIENCE     INTERNATIONAL
                             GROWTH          & TECHNOLOGY         GROWTH
                              FUND              FUND               FUND
                              ----              ----               ----
Undistributed
 ordinary income          $         --      $        --        $        --
Undistributed
 long-term
 capital gains                      --               --                 --
                          ------------      -----------        -----------
Accumulated earnings                --               --                 --
Accumulated capital
and other losses           (84,244,774)      (1,932,612)        (1,502,809)
Other undistributed
 ordinary losses                    --             (632)                --
Net unrealized
 appreciation on
 investments, securities
 sold short, derivative
 and foreign currency
 denominated assets
 and liabilities           173,912,325        2,785,543          7,346,872
                          ------------      -----------        -----------
Total accumulated
 earnings                 $ 89,667,551      $   852,299        $ 5,844,063
                          ============      ===========        ===========

                               MICRO         MICRO CAP        SMALL CAP
                                CAP            VALUE           GROWTH
                               FUND             FUND            FUND
                               ----             ----            ----
Undistributed
 ordinary income           $  2,759,020      $       --     $         --
Undistributed
 long-term
 capital gains               38,805,925              --        5,914,927
                           ------------      ----------     ------------
Accumulated earnings         41,564,945              --        5,914,927
Accumulated capital
 and other losses                    --              --       (2,557,105)
Other undistributed
 ordinary losses                     --         (21,897)              --
Net unrealized
 appreciation on
 investments, securities
 sold short, derivative
 and foreign currency
 denominated assets
 and liabilities            134,752,375       3,219,189      167,981,542
                           ------------      ----------     ------------
Total accumulated
 earnings                  $176,317,320      $3,197,292     $171,339,364
                           ============      ==========     ============

                             SMALL CAP          ULTRA           U.S.
                               VALUE           GROWTH         TREASURY
                                FUND            FUND            FUND
                                ----            ----            ----
Undistributed
 ordinary income           $         --    $   103,222       $ 2,503,722
Undistributed
 long-term
 capital gains                       --      3,599,548                --
                           ------------    -----------       -----------
Accumulated earnings                 --      3,702,770         2,503,722
Accumulated capital
 and other losses                    --     (1,712,754)       (7,148,034)
Other undistributed
 ordinary losses                     --             --                --
Net unrealized
 appreciation on
 investments, securities
 sold short, derivative
 and foreign currency
 denominated assets
 and liabilities            108,333,861     65,964,782         5,173,553
                           ------------    -----------       -----------
Total accumulated
 earnings                  $108,333,861    $67,954,798       $   529,241
                           ============    ===========       ===========

      For the year ended September 30, 2003, the Core Growth, Global Science & Technology, International Growth and U.S. Treasury Funds had federal income tax capital loss carry forwards of $46,940,430, $546,501, $226,990 and $7,148,034, respectively. Federal income tax capital loss carry forwards for the U.S. Treasury Fund expire as follows: $1,997,575 in 2008, $4,318,964 in 2009 and $831,495 in 2010. The entire federal income tax capital loss carry forward for the Core Growth, Global Science & Technology and International Growth Funds expires in 2011. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed.

      As of September 30, 2003, the Core Growth, Global Science & Technology, International Growth, Small Cap Growth and Ultra Growth Funds had $37,304,344, $1,386,111, $1,275,819, $2,557,104 and $1,712,753, respectively, of post-October capital losses, which are deferred until 2004 for tax purposes. Also, the Global Science & Technology Fund had $632 of post-October currency losses, which are deferred until 2004 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

      The tax character of distributions paid during the six months ended March 31, 2004 and fiscal year ended September 30, 2003 were as follows:

                                               CORE GROWTH
                                                   FUND
                               -----------------------------------------
                               Six Months Ended           Year Ended
                                March 31, 2004        September 30, 2003
                                --------------        ------------------
Ordinary income                  $   849,650                $   --
Net long-term capital gains               --                    --
                                 -----------                ------
Total                            $   849,650                $   --
                                 ===========                ======


                                                  GLOBAL SCIENCE
                                                & TECHNOLOGY FUND
                                      -----------------------------------------
                                      Six Months Ended           Year Ended
                                       March 31, 2004        September 30, 2003
                                       --------------        ------------------
Ordinary income                            $    --                 $   --
Net long-term capital gains                     --                     --
                                           -------                 ------
Total                                      $    --                 $   --
                                           =======                 ======

                                               INTERNATIONAL GROWTH
                                                       FUND
                                      -----------------------------------------
                                      Six Months Ended           Year Ended
                                       March 31, 2004        September 30, 2003
                                       --------------        ------------------
Ordinary income                           $    --                 $   --
Net long-term capital gains                    --                     --
                                          -------                 ------
Total                                     $    --                 $   --
                                          =======                 ======

                                                 MICRO CAP
                                                    FUND
                                ------------------------------------------
                                Six Months Ended            Year Ended
                                 March 31, 2004         September 30, 2003
                                 --------------         ------------------
Ordinary income                   $  2,759,021             $           --
Net long-term capital gains         40,853,142                 22,295,887
                                  ------------             --------------
Total                             $ 43,612,163             $   22,295,887
                                  ============             ==============

                                                      MARCH 31, 2004 (UNAUDITED)

                                                     MICRO CAP
                                                    VALUE FUND
                                     ------------------------------------------
                                     Six Months Ended          Period Ended
                                      March 31, 2004        September 30, 2003*
                                      --------------        -------------------
Ordinary income                          $ 59,072                $   --
Net long-term capital gains                    --                    --
                                         --------                ------
Total                                    $ 59,072                $   --
                                         ========                ======

*Inception date of the Fund was July 28, 2003.

                                                   SMALL CAP
                                                  GROWTH FUND
                                   ------------------------------------------
                                   Six Months Ended            Year Ended
                                    March 31, 2004         September 30, 2003
                                   ----------------        ------------------
Ordinary income                    $           --              $        --
Net long-term capital gains             5,914,731                   34,010
                                   --------------              -----------
Total                              $    5,914,731              $    34,010
                                   ==============              ===========

                                                        SMALL CAP
                                                        VALUE FUND
                                           ------------------------------------
                                           Six Months Ended      Year Ended
                                            March 31, 2004   September 30, 2003
                                           ----------------  ------------------
Ordinary income                              $       --           $  --
Net long-term capital gains                     221,338              --
                                             ----------           -----
Total                                        $  221,338           $  --
                                             ==========           =====

                                                     ULTRA GROWTH
                                                         FUND
                                        ---------------------------------------
                                        Six Months Ended         Year Ended
                                         March 31, 2004      September 30, 2003
                                        ----------------     ------------------
Ordinary income                           $     103,222            $   --
Net long-term capital gains                   5,343,850                --
                                          -------------            ------
Total                                     $   5,447,072            $   --
                                          =============            ======

                                                 U.S. TREASURY
                                                     FUND
                                   -----------------------------------------
                                   Six Months Ended           Year Ended
                                    March 31, 2004        September 30, 2003
                                   ----------------       ------------------
Ordinary income                       $ 3,207,497             $ 3,484,505
Net long-term capital gains                    --                      --
                                      -----------             -----------
Total                                 $ 3,207,497             $ 3,484,505
                                      ===========             ===========

8.ADVISORY AND ADMINISTRATION FEES AND EXPENSE WAIVERS

      ADVISOR FEES -- As the Funds' investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. For the six months ended March 31, 2004, management fees for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds were 1.00%, 1.50%, 1.50%, 2.00%, 2.00%, 1.00%, 1.50%, 1.25%, and 0.50% of the average daily net assets of each Fund, respectively.

      The Advisor has contractually agreed to limit until January 31, 2005 total expenses of the Core Growth, Global Science & Technology, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds to 1.50%, 1.95%, 1.95%, 2.50%, 1.50%, 1.95%, 1.75%, and 0.75% of average daily net assets, respectively, and will pay all expenses excluding interest, taxes and extraordinary expenses, in excess of such limitation. Effective February 1, 2004, the Advisor contractually agreed to limit the Micro Cap Value Fund's total expenses to 2.25% of average daily net assets through January 31, 2005. Prior to February 1, 2004, the Advisor had agreed to limit the total expenses of the Micro Cap Value Fund to 2.50% of average daily net assets. For the six months ended March 31, 2004, the Advisor reimbursed $3,958 for the Global Science & Technology Fund, $58,163 for the Micro Cap Value Fund and $59,937 for the U.S. Treasury Fund.

      ADMINISTRATION FEES -- The Funds have entered into an administration services agreement with the Advisor. Pursuant to this agreement, the Funds pay the Advisor an administration fee at an annual rate of .0425% of the first $2.7 billion of the Funds' average daily net assets and then a decreasing rate for average daily net assets exceeding that level. For the six months ended March 31, 2004, the Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds paid administration fees to the Advisor of $239,831, $11,407, $16,563, $91,920, $13,963, $205,990, $121,322, $95,918 and $9,356,
respectively.

9.TRANSACTIONS WITH AFFILIATES

      The following is an analysis of transactions for the six months ended March 31, 2004 in the Core Growth, Micro Cap, Small Cap Growth and Small Cap Value Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

CORE GROWTH FUND

                                                                                                                     Amount of
                                                                                                   Amount of        Gain (Loss)
                                                                                                    Dividends          Realized
                                                                                                    Credited          on Sale
                                                            Share Activity                        to Income for     of Shares for
                                       -------------------------------------------------------       the six           the six
                                       Balance                                        Balance      months ended      months ended
Security Name                          9/30/03          Purchases        Sales        3/31/04        3/31/04           3/31/04
-------------                          -------          ---------        -----        -------        -------           -------
Anworth Mortgage Asset Corp.           1,984,575               --       290,650      1,693,925*     $1,309,820         $(4,514)
Bimini Mortgage Management, Inc.              --        1,251,075            --      1,251,075      $  487,919              --

*No longer affiliated as of March 31, 2004.

MICRO CAP FUND

                                                                                                                        Amount of
                                                                                                       Amount of       Gain (Loss)
                                                                                                      Dividends          Realized
                                                                                                       Credited          on Sale
                                                               Share Activity                       to Income for     of Shares for
                                         ------------------------------------------------------        the six           the six
                                         Balance                                      Balance        months ended      months ended
Security Name                            9/30/03          Purchases        Sales      3/31/04          3/31/04           3/31/04
-------------                            -------          ---------        -----      -------          -------           -------
Advanced Power Technology, Inc.           364,500          219,050            --       583,550            --                   --
CommerceWest Bank                          95,000               --        95,000            --*           --           $  327,679
Computer Access Technology Corp.          615,575          720,045            --     1,335,620            --                   --
Covalent Group, Inc.                      825,000          123,500            --       948,500            --                   --
Encision, Inc.                            433,075               --        26,000       407,075            --           $      592
inTEST Corp.                              444,975           44,600            --       489,575            --                   --
IRIDEX Corp.                              719,850               --        70,825       649,025            --           $ (225,752)
PSi Technologies Holdings, Inc. ADR     1,021,975               --        20,530     1,001,445            --           $ (349,063)
Rainbow Rentals, Inc.                     404,400               --       257,250       147,150*           --           $1,401,582

*No longer affiliated as of March 31, 2004.

SMALL CAP GROWTH FUND

                                                                                                               Amount of
                                                                                             Amount of        Gain (Loss)
                                                                                             Dividends          Realized
                                                                                              Credited          on Sale
                                                       Share Activity                       to Income for     of Shares for
                                  -----------------------------------------------------       the six           the six
                                  Balance                                      Balance      months ended      months ended
Security Name                     9/30/03        Purchases        Sales        3/31/04        3/31/04           3/31/04
-------------                     -------        ---------        -----        -------        -------           -------
AmSurg Corp.(1)                   1,517,488          --             --        1,517,488          --                --

(1)Adjusted for 3-for-2 split on March 25, 2004.

SMALL CAP VALUE FUND

                                                                                                                        Amount of
                                                                                                      Amount of        Gain (Loss)
                                                                                                      Dividends          Realized
                                                                                                       Credited          on Sale
                                                              Share Activity                        to Income for     of Shares for
                                       --------------------------------------------------------        the six           the six
                                       Balance                                          Balance      months ended      months ended
Security Name                          9/30/03            Purchases        Sales        3/31/04        3/31/04           3/31/04
-------------                          -------            ---------        -----        -------        -------           -------
Bimini Mortgage Management, Inc.            --             642,325           --         642,325        $250,507             --
Mobile Mini, Inc.                      730,437             119,625           --         850,062              --             --
USA Truck, Inc.                        472,250                  --           --         472,250              --             --
Whitehall Jewellers, Inc.              805,568                  --           --         805,568              --             --

                                                      March 31, 2004 (UNAUDITED)

10. RESTRICTED SECURITIES

      The Funds may own investments that were purchased through private placement transactions (or under Rule 144A) and cannot be sold without prior registration under the Securities Act of 1933 or may be limited due to certain restrictions. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2004, the Funds held restricted common stocks, unless otherwise noted, as follows:

                                                                ACQUISITION      ACQUISITION       FAIR          VALUE AS %
                                                                    DATE            COST           VALUE       OF NET ASSETS
                                                            -------------------  -----------   -------------   -------------
CORE GROWTH FUND

   American Financial Realty Trust(1)                        12/30/02 - 1/29/03  $   447,435   $     609,208       0.04%
   Bimini Mortgage Management, Inc.(1)                       12/15/03 - 1/29/04  $18,766,125      18,766,125       1.19%
   Fieldstone Investment Corp.(1)                           11/10/03 - 11/11/03  $13,355,388      16,998,231       1.07%
                                                                                               -------------       ----
                                                                                               $  36,373,564       2.30%

GLOBAL SCIENCE & TECHNOLOGY FUND

   Montagu Newhall Global Partners II-B, L.P.(4)             10/10/03 - 3/10/04  $    50,000   $      50,000       0.06%
   SEZ Holding AG(3)                                               3/31/04                 --              --         --
   SiRF Technology Holdings, Inc., Series H(2)                    12/20/01       $   277,875         277,875       0.32%
   SiRF Technology Holdings, Inc.(3)                              1/11/02                 --              --         --
   Vanguard Response Systems, Inc. PIPE(5)                         3/5/04        $   282,957         293,696       0.34%
   Vanguard Response Systems, Inc.(3)                              3/5/04                 --              --         --
   Xtera Communications, Inc.(2)                                   9/3/03        $     7,076           7,076       0.01%
                                                                                               -------------       ----
                                                                                               $     628,647       0.73%

INTERNATIONAL GROWTH FUND

   SEZ Holding AG(3)                                              3/31/04                 --   $          --         --
   Vanguard Response Systems, Inc. PIPE(5)                         3/5/04        $   235,058         243,979       0.16%
   Vanguard Response Systems, Inc.(3)                              3/5/04                 --              --         --
                                                                                               -------------       ----
                                                                                               $     243,979       0.16%

MICRO CAP FUND

   Fieldstone Investment Corp.(1)                           11/10/03 - 11/11/03  $ 2,632,803       3,350,944       0.58%
   IMPCO Technologies, Inc. PIPE(5)                              12/17/03        $ 1,376,000       1,141,392       0.19%
   SEZ Holding AG(3)                                              3/31/04                 --              --         --
   Vanguard Response Systems, Inc. PIPE(5)                         3/5/04        $ 1,886,491       1,958,091       0.34%
   Vanguard Response Systems, Inc.(3)                              3/5/04                 --              --         --
                                                                                               -------------       ----
                                                                                               $   6,450,427       1.11%

MICRO CAP VALUE FUND

   Bimini Mortgage Management, Inc.(1)                       12/15/03 - 1/29/04  $ 1,074,000   $   1,074,000       1.18%
   CorVu Corp. PIPE(5)                                            11/17/03       $   500,000         619,400       0.68%
   CorVu Corp.(3)                                                 11/17/03                --              --         --
   EuroZinc Mining Corp. PIPE(5)                                  2/26/04        $   602,864         858,481       0.94%
   EuroZinc Mining Corp.(3)                                       2/26/04                 --          83,079       0.09%
   Fieldstone Investment Corp.(1)                           11/10/03 - 11/11/03  $   732,436         932,181       1.02%

WASATCH FUNDS -- NOTES TO FINANCIAL STATEMENTS       March 31, 2004 (UNAUDITED)
(CONTINUED)

                                                                ACQUISITION      ACQUISITION       FAIR          VALUE AS %
                                                                    DATE            COST           VALUE       OF NET ASSETS
                                                            -------------------  -----------   -------------   -------------
MICRO CAP VALUE FUND (CONTINUED)

  Franklin Bank Corp.(1)                                     9/24/03 - 10/20/03  $   742,675   $   1,102,201       1.20%
  Medical Properties Trust, Inc.(1)                               3/31/04        $   362,500         362,500       0.40%
  Patient Infosystems, Inc. PIPE(5)                               2/24/04        $   500,000         482,775       0.53%
                                                                                               -------------       ----
                                                                                               $   5,514,617       6.04%

SMALL CAP GROWTH FUND

  Montagu Newhall Global Partners II-B, L.P.(4)              10/10/03 - 3/10/04  $   500,000   $     500,000       0.04%
  SiRF Technology Holdings, Inc., Series H(2)                     12/20/01       $ 2,616,120       2,616,120       0.21%
  SiRF Technology Holdings, Inc.(3)                               1/11/02                 --              --         --
                                                                                               -------------       ----
                                                                                               $   3,116,120       0.25%

SMALL CAP VALUE FUND

  American Financial Realty Trust(1)                          9/4/02 - 12/6/02   $ 6,095,965   $   9,891,020       1.21%
  Arbor Realty Trust, Inc.(3)                                     6/26/03        $ 5,626,875       6,833,277       0.84%
  Bimini Mortgage Management, Inc.(1)                        12/15/03 - 1/29/04  $ 9,634,875       9,634,875       1.18%
  Fieldstone Investment Corp.(1)                            11/10/03 - 11/11/03  $ 6,700,984       8,528,713       1.05%
  Medical Properties Trust, Inc.(1)                               3/31/04        $ 3,255,000       3,255,000       0.40%
  Vanguard Response Systems, Inc. PIPE(5)                          3/5/04        $   857,630         890,181       0.11%
  Vanguard Response Systems, Inc.(3)                               3/5/04                 --              --         --
                                                                                               -------------       ----
                                                                                               $  39,033,066       4.79%

ULTRA GROWTH FUND

  IMPCO Technologies, Inc. PIPE(5)                                12/17/03       $ 1,472,000   $   1,221,024       0.22%
  IQ4Hire, Inc.(2)                                                 9/7/00        $   110,000             440         --
  Montagu Newhall Global Partners II-B, L.P.(4)              10/10/03 - 3/10/04  $   450,000         450,000       0.08%
  SiRF Technology Holdings, Inc., Series H(2)                     12/20/01       $   806,000         806,000       0.14%
  SiRF Technology Holdings, Inc.(3)                               1/11/02                 --              --         --
  Xtera Communications, Inc.(2)                                    9/3/03        $    99,065          99,065       0.02%
                                                                                               -------------       ----
                                                                                               $   2,576,529       0.46%

(1) Common stock. Rule 144A Security.

(2) Preferred Stock.

(3) Rights/Warrants/Units.

(4) Limited Partnership Interests.

(5) Private Investment in a Public Equity.

11. PURCHASE COMMITMENTS

      In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II, L.P. The remaining commitment amounts at March 31, 2004 are $450,000, $4,500,000 and $4,050,000,
respectively. Securities held by the Funds have been designated to meet these purchase commitments.

WASATCH FUNDS -- DIRECTORS AND OFFICERS                          March 31, 2004

          NAME, ADDRESS,              POSITION(S) HELD    TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S)
             AND AGE                     WITH FUND      LENGTH OF TIME SERVED           DURING PAST 5 YEARS
------------------------------------  ----------------  ---------------------  -------------------------------------
INDEPENDENT DIRECTORS:

  JAMES U. JENSEN, J.D., MBA           Director         Indefinite             Vice President, Corporate Development
  NPS Pharmaceuticals, Inc.                             Served as Director     and Legal Affairs, and Secretary, NPS
  420 Chipeta Way                                       since 1986             Pharmaceuticals, Inc. since 1991.
  Salt Lake City, UT 84108
  Age: 59

  WILLIAM R. SWINYARD, PH.D.           Director         Indefinite             Professor of Business Management and
  Marriott School of Management                         Served as Director     Holder of the Fred G. Meyer Chair of
  624 Tanner Building                                   since 1986             Marketing, Brigham Young University
  Brigham Young University                                                     since 1978.
  Provo, UT 84602
  Age: 63

  JONATHAN F. ZESCHIN, CFP(TM)         Director         Indefinite             President and Founder of ESSENTIAL
  1777 S. Harrison Street                               Served as Director     Advisers, Inc., a wealth management
  Skydeck                                               since June 2002        and investment advisory firm; prior
  Denver, CO 80210                                                             to founding ESSENTIAL was Managing
  Age: 50                                                                      Partner at JZ Partners LLC, a
                                                                               business consulting firm; President
                                                                               of Founders Asset Management
                                                                               from 1995 - 1998.

INTERESTED DIRECTORS*:

  SAMUEL S. STEWART, JR., PH.D., CFA   President,       Indefinite             Chairman of the Board and Director
  150 Social Hall Avenue               Chairman of      Served as President,   of Research for Wasatch Advisors, Inc.
  4th Floor                            the Board and    Chairman of the        (the "Advisor") since 1975; Professor
  Salt Lake City, UT 84111             Director         Board and Director     of Finance at the University of Utah
  Age: 61                                               since 1986             from 1975 - 2000.

  JEFF S. CARDON, CFA                  Vice President   Indefinite             President and Treasurer for the
  150 Social Hall Avenue               and Director     Served as Vice         Advisor since 1999; Director of the
  4th Floor                                             President and          Advisor since 1985; Security Analyst
  Salt Lake City, UT 84111                              Director since         for the Advisor since 1980.
  Age: 46                                               1986

OFFICER:

  VENICE F. EDWARDS, CFA               Secretary/       Indefinite             Director of Compliance for the
  150 Social Hall Avenue               Treasurer        Served as              Advisor since 1995 and Secretary of
  4th Floor                                             Secretary/Treasurer    the Advisor since 1999; Portfolio
  Salt Lake City, UT 84111                              since 1996             Manager for the Advisor
  Age: 54                                                                      from 1983 - 1995.

                                                        NUMBER OF PORTFOLIOS
                                                             IN COMPLEX
          NAME, ADDRESS,              POSITION(S) HELD      OVERSEEN BY         OTHER DIRECTORSHIPS
             AND AGE                     WITH FUND            DIRECTOR            HELD BY DIRECTOR
------------------------------------  ----------------  --------------------    -------------------
INDEPENDENT DIRECTORS:

  JAMES U. JENSEN, J.D., MBA           Director                  9             Private companies and
  NPS Pharmaceuticals, Inc.                                                    foundations only
  420 Chipeta Way
  Salt Lake City, UT 84108
  Age: 59

  WILLIAM R. SWINYARD, PH.D.           Director                  9             None
  Marriott School of Management
  624 Tanner Building
  Brigham Young University
  Provo, UT 84602
  Age: 63

  JONATHAN F. ZESCHIN, CFP(TM)         Director                   9            Board of Trustees
  1777 S. Harrison Street                                                      ICON Funds
  Skydeck
  Denver, CO 80210
  Age: 50

INTERESTED DIRECTORS*:

  SAMUEL S. STEWART, JR., PH.D., CFA   President,                9             None
  150 Social Hall Avenue               Chairman of
  4th Floor                            the Board and
  Salt Lake City, UT 84111             Director
  Age: 61

  JEFF S. CARDON, CFA                  Vice President            9             None
  150 Social Hall Avenue               and Director
  4th Floor
  Salt Lake City, UT 84111
  Age: 46

OFFICER:

  VENICE F. EDWARDS, CFA               Secretary/               N/A            None
  150 Social Hall Avenue               Treasurer
  4th Floor
  Salt Lake City, UT 84111
  Age: 54

*INTERESTED DIRECTORS SERVE AS DIRECTORS AND OFFICERS OF WASATCH ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

      A description of the policies and procedures that Wasatch uses to vote proxies related to the Funds' portfolio securities is set forth in the Funds' Statement of Additional Information which is available without charge, upon request, by calling 800.551.1700 or on the Funds' web site at WWW.WASATCHFUNDS.COM and on the SEC's web site at WWW.SEC.GOV.

      Wasatch Funds' proxy voting record will be available on the Funds' web site at WWW.WASATCHFUNDS.COM and the SEC's web site at WWW.SEC.GOV no later than August 31 for the prior 12 months ending June 30.

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

      Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30. The Semi-Annual Report is for the six months ending March 31. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 800.551.1700.

PORTFOLIO OF INVESTMENTS

      The holdings of each Wasatch Fund are detailed in the "Portfolio of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in SHORT-TERM INVESTMENTS. Please see the prospectus under "Other Investment Strategies and Their Risks."

STATEMENTS OF ASSETS AND LIABILITIES

      These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.

      NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.

      The number of shares a Fund is Authorized to sell can be found under CAPITAL STOCK, $.01 par value. How many of those shares are owned by shareholders is indicated as ISSUED AND OUTSTANDING.

      NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found under "Financial Highlights" on page 93.

STATEMENTS OF OPERATIONS

      STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.

      INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.

      EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

      NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.

      NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value of securities a Fund continues to hold.

      NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

      NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on investments a Fund has sold as well as

                                                                  MARCH 31, 2004

the change in appreciation or depreciation in the value of investments a Fund continues to hold.

      DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."

      CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

      The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

      NET ASSET VALUE (NAV) is defined under "Statements of Assets and Liabilities" on page 92. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.

      INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

      DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

      TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

      SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

HOW TO CONTACT WASATCH

ONLINE

      WWW.WASATCHFUNDS.COM

EMAIL

      SHAREHOLDERSERVICE@WASATCHFUNDS.COM

            Our email correspondence department responds to emails Monday through Friday, from 8:00 a.m. to 4:00 p.m. Central Time (CT).

TELEPHONE

      800.551.1700

            Shareholder Services Representatives are available Monday through Friday, from 7:00 a.m. to 7:00 p.m. Central Time (CT).

            Our automated teleresponse service is available 24 hours a day.

U.S. MAIL

      WASATCH FUNDS
      P.O. Box 2172
      Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

      WASATCH FUNDS
      803 West Michigan Street, Suite A
      Milwaukee, WI 53233-2301

ITEM 2:  CODE OF ETHICS.

Not required.

ITEM 3:  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not required.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.


Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
      under the Securities Exchange Act of 1934 as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)      Not required.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)      Not applicable.

(b)         The certifications required by Rule 30a-2(b) of the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.



By:      /s/ Samuel S. Stewart, Jr.
         --------------------------
         Samuel S. Stewart, Jr.
         President (principal executive officer) of Wasatch Funds, Inc.

Date:    May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Samuel S. Stewart, Jr.
         --------------------------
         Samuel S. Stewart, Jr.
         President (principal executive officer) of Wasatch Funds, Inc.

Date:    May 28, 2004



By:      /s/ Venice F. Edwards
         -------------------------------
         Venice F. Edwards
         Secretary/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date:    May 28, 2004